                 Rule 497(c) File Nos. 033-43446 and 811-6444

Citi Nasdaq-100 Index Shares

Citi S&P 500 Index Shares

Citi Small Cap Index Shares

Citi U.S. 1000 Index Shares

Citi U.S. 5000 Index Shares

Citi Global Titans Index Shares

Citi International Index Shares

Citi Financial Services Index Shares

Citi Health Sciences Index Shares

Citi Technology Index Shares

Citi U.S. Bond Index Shares

[graphics omitted]

Prospectus
September 5, 2000

Each of the share classes offered by this prospectus is a class of one of these corresponding funds: Citi Nasdaq-100 Index Fund, Smith Barney S&P 500 Index Fund, Citi Small Cap Index Fund, Citi U.S. 1000 Index Fund, Smith Barney U.S. 5000 Index Fund, Citi Global Titans Index Fund, Smith Barney International Index Fund, Citi Financial Services Index Fund, Citi Health Sciences Index Fund, Citi Technology Index Fund and Citi U.S. Bond Index Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

   CITIFUNDS(R)
---------------
   INDEX SERIES

   INVESTMENT PRODUCTS: NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

[graphic omitted]

TABLE OF CONTENTS

THE FUNDS ............................................................  3

         Indexing ....................................................  3

         Citi Nasdaq-100 Index Shares ................................  5

         Citi S&P 500 Index Shares ................................... 10

         Citi Small Cap Index Shares ................................. 16

         Citi U.S. 1000 Index Shares ................................. 21

         Citi U.S. 5000 Index Shares ................................. 26

         Citi Global Titans Index Shares ............................. 31

         Citi International Index Shares ............................. 36

         Citi Financial Services Index Shares ........................ 42

         Citi Health Sciences Index Shares ........................... 48

         Citi Technology Index Shares ................................ 54

         Citi U.S. Bond Index Shares ................................. 60

YOUR ACCOUNT ......................................................... 65

         How To Buy Shares ........................................... 65

         Cititrade Investing ......................................... 65

         How The Price Of Your Shares Is Calculated .................. 66

         How To Sell Shares .......................................... 66

         Exchanges ................................................... 67

         Dividends ................................................... 68

         Tax Matters ................................................. 68

MANAGEMENT OF THE FUNDS .............................................. 69

         Distribution Arrangements ................................... 71

APPENDIX ............................................................. 72

THE FUNDS

INDEXING

The Funds in this Prospectus share the same basic investment strategy. They are designed to track the performance of a stock or bond market index.

This strategy distinguishes an index fund from an "actively managed" mutual fund. Instead of choosing investments based on judgment, a portfolio manager looks to an index to determine which securities the Fund should own. Instead of trying to outperform the market or segment it tracks, each Fund tries to provide investment results that match, as closely as possible, the performance of its Index. And if the securities contained in a Fund's Index are losing value or are downgraded by investment analysts, the Fund will continue to purchase and hold those securities, even if the Fund loses money as a result.

The Funds may use replication or sampling techniques to track the performance of their Indexes. Replication involves a Fund holding each security in its Index in the same proportion as the security appears in the Index. Sampling techniques involve investing in a smaller number of securities included in the Index that are selected to resemble the Index in terms of industry weightings, market capital-ization, price/earnings ratio, dividend yield or other characteristics. A Fund may also purchase and sell securities in anticipation of additions or deletions to its Index.

Each of the Funds attempts to achieve, in rising and falling markets, a correlation of at least 95% between the total return of its net assets before fees and expenses and its respective Index. Of course, like most index funds, there is no guarantee that a Fund will be able to achieve or maintain this level of correlation. And, like other mutual funds, a Fund will have operating expenses that affect the Fund's ability to track its Index.

The Funds may use derivatives to track the performance of their Indexes. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates. The Funds might use derivatives to simulate full investment in the Fund's Index while maintaining sufficient liquidity to satisfy redemptions and operating expenses, to facilitate trading in the securities of companies that comprise the Index, to reduce transaction costs or to seek higher investment returns when a contract is priced more attractively than the securities comprising the Fund's Index.

Because the composition of an Index tends to be compara-tively stable, index funds historically have experienced lower portfolio turnover than actively managed funds.

CITI(SM) NASDAQ-100 INDEX SHARES

The Fund's goal is to provide investment results that, before fees and expenses, correspond to the performance of the Nasdaq-100 Index(R).

THE INDEX
The Nasdaq-100 Index includes the largest (based on market capitalization) and most active non-financial domestic and inter-national stocks listed on The Nasdaq Stock Market. The Nasdaq-100 Index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the Nasdaq-100 Index's performance. The Nasdaq-100 Index is unmanaged and does not have to maintain liquidity to meet redemption requests or pay expenses.

PRINCIPAL STRATEGIES
KEY INVESTMENTS. The Nasdaq-100 Index Fund may use replication or sampling techniques to track the performance of the Nasdaq-100 Index. The Fund also may use derivatives and investment techniques such as buying and selling options and futures contracts, entering into swap agreements and purchasing indexed securities to track the performance of the Index. The Fund also may enter into repurchase agreements and lend portfolio securities.

SELECTION PROCESS. The Nasdaq-100 Index Fund is a "pure" index Fund. This means that the manager does not evaluate individ-ual companies to identify attractive invest-ment candidates. Instead, the manager attempts to mirror the performance of the Index as closely as possible by adjusting the Fund's portfolio periodically to match or sample the Index or its performance. Like most index funds, the Fund does not mirror the Index exactly because, unlike the Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund's expenses. The Fund's returns are likely to be below those of the Index because of the Fund's short-term investments and its operating expenses.

[Citi is a service mark of Citicorp.]

WHO MAY WANT TO INVEST
The Nasdaq-100 Index Fund may be an appropriate investment if you:

  o Are seeking to participate in the long-term growth potential of U.S. stocks

  o Are looking for an investment with potentially greater return but higher risk than a fund investing primarily in fixed income securities

  o Are willing to accept the risks of the stock market, including the potential for greater volatility of certain companies included in the Nasdaq-100 Index

PRINCIPAL RISKS
As with any mutual fund, you may lose money if you invest in the Fund. The Fund's principal risks are:

INDEX INVESTING RISK. Because the Fund is managed as an index fund, it will not ordinarily sell a portfolio security because of the security's poor performance. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise its Index or to adjust their relative weightings. Although the manager seeks to replicate the performance of the Index, the Fund may underperform its Index even before deducting fees and expenses because the Fund must maintain a portion of its assets in liquid short-term debt securities which historically have generated significantly lower returns than common stocks. In addition, expenses and transaction costs, the size of the Fund and the size and frequency of cash flows into and out of the Fund, and the differences between how and when the Fund and its Index are valued can also cause differences in performance. Because the Fund may use a sampling strategy, it may not track its Index perfectly and differences between the underlying Index and the Fund's portfolio will cause differences in performance.

MARKET RISK. The Fund is exposed to the risks of investing in common stocks. The Fund may not perform as well as other investments, if, among other things: the Index declines or performs poorly relative to other related indexes or individual securities; an adverse event, such as an unfavorable earnings report, negatively affects the price of an issuer in the Index; or the securities issued by companies which comprise the Index fall out of favor with investors.

TECHNOLOGY RISK. Although the composition of the Index changes from time to time, many of the stocks in the Index may be issued by companies in the technology sector. Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect the technology sector and the securities of companies in that sector could react similarly to these or other developments. Technology companies can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants. The technology sector may be subject to greater governmental regulation than many other areas, and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on the sector. The performance of the technology sector may differ in direction and degree from that of the overall stock market.

DERIVATIVES. Derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value because of their structure or contract terms. Even a small investment in derivative contracts can have a big impact on the Fund's stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. This may adversely affect the Fund's ability to track its Index.

Certain derivative contracts present the risk that the other party to the contract may not perform. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

NON-DIVERSIFICATION. The Fund is "non-diversified", which means it may invest a relatively high percentage of its assets in the securities of a single issuer or a limited number of issuers. As a result, the Fund may be more sensitive to a single economic, political or regulatory occurrence than a diversified fund.

SMALLER COMPANIES. The Fund's investments may include smaller capitalization companies whose stocks tend to have more price volatility than larger companies.

MORE ON THE FUND'S INVESTMENTS AND RISKS
MONEY MARKET INSTRUMENTS. The Fund may temporarily invest in money market instruments. The Fund invests in money market instruments pending investment of proceeds of the sale of shares of the Fund or settlement of purchases of securities by the Fund or to maintain liquidity to meet anticipated redemptions. The Fund's investments in money market instruments will likely cause the Fund's returns to differ from those of the Index.

FOREIGN INVESTMENTS. The Fund may purchase common stocks and ADRs of the foreign companies included in the Nasdaq-100 Index. These securities are traded on The Nasdaq Stock Market. ADRs are U.S. dollar-denominated securities which represent an interest in an underlying foreign security. These common stocks and ADRs are subject to most of the special risks associated with foreign investing, including currency, political, legal, regulatory and operational risks.

SECURITIES LENDING. If the Fund lends its securities to earn income, it will receive cash or other securities as collateral for the loan, which must be returned to the borrower at the completion of the loan. The Fund typically invests cash collateral received in short-term investments. The Fund could lose money if the lent securities are not returned by the borrower at the termination of the loan, or if the value of its short-term investment of the cash collateral declines over the period of the loan.

INVESTMENT STRUCTURE. The Nasdaq-100 Index Fund invests directly in securities, but may, in the future, invest in securities through one or more underlying mutual funds, or portfolios.

FUND PERFORMANCE
Because the Fund is a new fund, performance information for the Fund is not included in this prospectus.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Citi Nasdaq-100 Index Shares.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------

SHAREHOLDER FEES - fees paid directly from your investment
--------------------------------------------------------------------------------
Redemption fee paid to the Fund,                            0.75%
charged only on shares you sell within
  180 days of buying them

ANNUAL OPERATING EXPENSES (% of average net assets)
expenses deducted from Fund assets
--------------------------------------------------------------------------------
Management fees                                             0.30%
Distribution (12b-1) fees                                    None
Other expenses(1)                                           0.25%
                                                            ----
Total annual operating expenses                             0.55%

(1) Based on estimated expenses for the fiscal year ending December 31, 2000. Even if actual other expenses exceed this amount, management has agreed to cap the Fund's other expenses at 0.25%. This cap is voluntary and may be modified or terminated at any time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXPENSES ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

  o you invest $10,000 in the Fund for the time periods indicated;

  o you reinvest all dividends;

  o you then sell all of your shares at the end of those periods;

  o your investment has a 5% return each year -- the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

  o the Fund's operating expenses as shown in the table remain the same -- the example does not include voluntary fee caps.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
                                                1 YEAR          3 YEARS
--------------------------------------------------------------------------------
CITI NASDAQ-100 INDEX SHARES                      $56            $176
--------------------------------------------------------------------------------

MORE ABOUT THE INDEX

The chart below sets forth the annual total returns of the Nasdaq-100 Index for each of the past ten calendar years. The line graph below shows the growth of a $10,000 investment in the stocks comprising the Index over the past ten calendar years. The data is provided to illustrate the past performance of the Fund's Index and does not represent the performance of the Fund. Investors should not consider this performance data as an indication of future performance of the Fund. The returns are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investing in the Fund. In particular, investors should note the performance of the Index for the past two calendar years was exceptional and will not likely be repeated.

All returns presented were calculated on a total return basis, which includes the re-investment of all distributions. Performance of the Fund for the periods shown below would have been lower because of the Fund's short-term investments and its operating expenses.

Annual Total Returns -- Nasdaq-100 Index

                  1990                             (10.41)%
                  1991                              64.99%
                  1992                               8.86%
                  1993                              10.58%
                  1994                               1.50%
                  1995                              42.54%
                  1996                              42.54%
                  1997                              20.63%
                  1998                              85.31%
                  1999                             101.95%

                        NASDAQ-100 INDEX - LINE GRAPH
                   (in thousands)
                   DATE                    GROWTH OF $10,000
                  ------------------------------------------
                  12/31/89                      10,000.00
                   1/31/90                       9,021.82
                   2/28/90                       9,288.76
                   3/31/90                       9,522.41
                   4/30/90                       9,194.93
                   5/31/90                      10,550.17
                   6/30/90                      10,653.37
                   7/31/90                       9,979.89
                   8/31/90                       8,649.87
                   9/30/90                       7,910.05
                  10/31/90                       7,709.00
                  11/30/90                       8,606.98
                  12/31/90                       8,958.80
                   1/31/91                      10,383.73
                   2/28/91                      11,174.04
                   3/31/91                      11,834.79
                   4/30/91                      11,778.94
                   5/31/91                      12,464.49
                   6/30/91                      11,356.31
                   7/31/91                      12,158.69
                   8/31/91                      12,839.99
                   9/30/91                      12,845.79
                  10/31/91                      13,067.83
                  11/30/91                      12,723.16
                  12/31/91                      14,781.14
                   1/31/92                      15,114.42
                   2/29/92                      15,452.40
                   3/31/92                      14,432.46
                   4/30/92                      13,753.83
                   5/31/92                      14,086.00
                   6/30/92                      13,457.64
                   7/31/92                      13,889.43
                   8/31/92                      13,369.62
                   9/30/92                      13,991.73
                  10/31/92                      14,705.20
                  11/30/92                      15,679.36
                  12/31/92                      16,091.49
                   1/31/93                      16,555.00
                   2/28/93                      15,687.41
                   3/31/93                      16,057.32
                   4/30/93                      15,187.27
                   5/31/93                      16,445.56
                   6/30/93                      16,356.89
                   7/31/93                      15,764.49
                   8/31/93                      16,648.39
                   9/30/93                      17,098.05
                  10/31/93                      17,467.52
                  11/30/93                      17,278.76
                  12/31/93                      17,793.43
                   1/31/94                      18,495.29
                   2/28/94                      18,413.98
                   3/31/94                      17,109.00
                   4/30/94                      16,675.21
                   5/31/94                      16,925.38
                   6/30/94                      16,096.65
                   7/31/94                      16,537.15
                   8/31/94                      17,776.46
                   9/30/94                      17,595.53
                  10/31/94                      18,453.30
                  11/30/94                      18,085.61
                  12/31/94                      18,061.04
                   1/31/95                      18,108.39
                   2/28/95                      19,322.23
                   3/31/95                      19,976.74
                   4/30/95                      20,977.91
                   5/31/95                      21,806.20
                   6/30/95                      24,036.87
                   7/31/95                      25,415.12
                   8/31/95                      25,767.60
                   9/30/95                      26,138.86
                  10/31/95                      26,750.93
                  11/30/95                      26,524.85
                  12/31/95                      25,743.48
                   1/31/96                      26,439.97
                   2/29/96                      27,825.38
                   3/31/96                      27,238.34
                   4/30/96                      29,786.66
                   5/31/96                      30,933.02
                   6/30/96                      30,258.87
                   7/31/96                      28,414.20
                   8/31/96                      29,645.47
                   9/30/96                      32,951.92
                  10/31/96                      33,595.70
                  11/30/96                      37,260.02
                  12/31/96                      36,694.86
                   1/31/97                      41,170.93
                   2/28/97                      37,994.93
                   3/31/97                      35,609.22
                   4/30/97                      39,079.63
                   5/31/97                      42,837.29
                   6/30/97                      42,768.02
                   7/31/97                      49,457.33
                   8/31/97                      47,989.28
                   9/30/97                      49,016.83
                  10/31/97                      45,552.22
                  11/30/97                      46,932.27
                  12/31/97                      44,264.69
                   1/31/98                      47,853.49
                   2/28/98                      53,348.61
                   3/31/98                      54,533.85
                   4/30/98                      55,760.65
                   5/31/98                      53,256.55
                   6/30/98                      59,746.60
                   7/31/98                      61,530.04
                   8/31/98                      50,945.64
                   9/30/98                      60,110.46
                  10/31/98                      62,569.39
                  11/30/98                      69,603.13
                  12/31/98                      82,025.27
                   1/31/99                      95,033.99
                   2/28/99                      86,013.46
                   3/31/99                      94,104.66
                   4/30/99                      95,444.90
                   5/31/99                      93,358.95
                   6/30/99                     102,609.98
                   7/31/99                     101,455.52
                   8/31/99                     107,082.04
                   9/30/99                     107,574.83
                  10/31/99                     117,829.72
                  11/30/99                     132,540.17
                  12/31/99                     165,650.30

The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by SSB Citi Fund Management LLC. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND. For additional information, please see the Appendix.

CITI(SM) S&P 500 INDEX SHARES

The Fund's goal is to provide investment results that, before fees and expenses, correspond to the price and yield performance of the S&P 500 Composite Stock Price Index (S&P 500 Index).

THE INDEX
The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance. The S&P 500 Index consists of 500 stocks chosen for market capitalization, liquidity and industry group representation. The S&P 500 Index is market-value-weighted, so the larger of the 500 companies generally have a bigger impact on the performance of the Index. The S&P 500 Index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the S&P 500 Index's performance. The S&P 500 Index is unmanaged and does not have to maintain liquidity to meet redemption requests or pay expenses.

PRINCIPAL STRATEGIES
KEY INVESTMENTS. The S&P 500 Index Fund will hold a broadly diversified portfolio of common stocks that is comparable to the S&P 500 Index in terms of economic sector weightings, market capitalization and liquidity. The Fund invests at least 80% of its assets in common stocks included in the Index. The Fund holds stocks of substantially all of the companies which comprise the S&P 500 Index. The Fund also may enter into repurchase agreements, lend portfolio securities and use certain types of derivative instruments to help implement its goal.

SELECTION PROCESS. The S&P 500 Index Fund is managed as a "pure" index Fund. This means that the manager does not evaluate individual companies to identify attractive investment candidates. Instead, the manager attempts to mirror the investment performance of the Index as closely as possible by adjusting the Fund's portfolio daily to reflect the companies included in the Index and their weightings. Like most index funds, the Fund does not mirror the Index exactly because, unlike the Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund's expenses. The Fund's returns are likely to be below those of the Index because of the Fund's short-term investments and its operating expenses.

[Citi is a service mark of Citicorp.]

WHO MAY WANT TO INVEST
The S&P 500 Index Fund may be an appropriate investment if you:

  o Are seeking to participate in the long-term growth potential of U.S. large capitalization stocks

  o Are seeking an investment which tracks the performance of the S&P 500 Index

  o Are looking for an investment with potentially greater return but higher risk than a fund investing primarily in fixed income securities

  o Are willing to accept the risks of the stock market

PRINCIPAL RISKS
As with any mutual fund, you may lose money if you invest in the Fund. The Fund's principal risks are:

INDEX INVESTING RISK. Because the Fund is managed as an index fund, it will not ordinarily sell a portfolio security because of the security's poor performance. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise its Index or to adjust their relative weightings. Although the manager seeks to replicate the performance of the Index, the Fund may underperform its Index even before deducting fees and expenses because the Fund must maintain a portion of its assets in liquid short-term debt securities which historically have generated significantly lower returns than common stocks. In addition, expenses and transaction costs, the size of the Fund and the size and frequency of cash flows into and out of the Fund, and the differences between how and when the Fund and its Index are valued can also cause differences in performance.

MARKET RISK. The Fund is exposed to the risks of investing in common stocks. The Fund may not perform as well as other investments, if, among other things: the Index declines or performs poorly relative to other related indexes or individual securities; an adverse event, such as an unfavorable earnings report, negatively affects the price of an issuer in the Index; or the securities issued by companies which comprise the Index fall out of favor with investors.

DERIVATIVES. Derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value because of their structure or contract terms. Even a small investment in derivative contracts can have a big impact on the Fund's stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. This may adversely affect the Fund's ability to track its Index.

Certain derivative contracts present the risk that the other party to the contract may not perform. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

MORE ON THE FUND'S INVESTMENTS AND RISKS
MONEY MARKET INSTRUMENTS. The Fund may temporarily invest in money market instruments. The Fund invests in money market instruments pending investment of proceeds of the sale of shares of the Fund or settlement of purchases of securities by the Fund or to maintain liquidity to meet anticipated redemptions. The Fund's investments in money market instruments will likely cause the Fund's returns to differ from those of the Index.

FOREIGN INVESTMENTS. The Fund may purchase common stocks and ADRs of the foreign companies included in the S&P 500 Index. These securities are publicly traded on U.S. securities exchanges or over-the-counter markets. ADRs are U.S. dollar-denominated securities which represent an interest in an underlying foreign security. These common stocks and ADRs are subject to most of the special risks associated with foreign investing, including currency, political, legal, regulatory and operational risks.

SECURITIES LENDING. If the Fund lends its securities to earn income, it will receive cash or other securities as collateral for the loan, which must be returned to the borrower at the completion of the loan. The Fund typically invests cash collateral received in short-term investments. The Fund could lose money if the lent securities are not returned by the borrower at the termination of the loan, or if the value of its short-term investment of the cash collateral declines over the period of the loan.

FUND PERFORMANCE
RISK RETURN BAR CHART. This bar chart shows the performance of the Citi S&P 500 Index Shares for the calendar year ended December 31, 1999, and, in the future, will show changes in the Fund's performance from year to year. Past performance does not necessarily indicate how the Fund will perform in the future.

Annual Total Returns

                  1999                              20.29%

QUARTERLY RETURNS:
(FOR CALENDAR QUARTERS COVERED BY THE BAR CHART)

Highest: 14.71% in fourth quarter 1999
Lowest: (6.26)% in third quarter 1999

RISK RETURN TABLE. This table compares the average annual total return of the Citi S&P 500 Index Shares for the periods shown with that of the S&P 500 Index. This table assumes the redemption of shares at the end of the period and the reinvestment of distributions and dividends.

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 1999

                                       Since Class
                        1 Year          Inception
                                        08/04/98

Citi S&P 500            20.29%           26.25%
Index Shares

S&P 500                 21.04%           26.78%
Index

* Citi S&P 500 Index Shares were formerly called Class D shares.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Citi S&P 500 Index Shares.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------

SHAREHOLDER FEES - fees paid directly from your investment
--------------------------------------------------------------------------------
Redemption fee                                                   None

ANNUAL OPERATING EXPENSES (% of average net assets)
expenses deducted from Fund assets
--------------------------------------------------------------------------------
Management fees                                                  0.25%
Distribution (12b-1) fees                                        None
Other expenses(1)                                                0.18%
                                                                 ----
Total annual operating expenses                                  0.43%
Expense reimbursement(2)                                        (0.09%)
                                                                 ----
Net annual operating expenses                                    0.34%

(1) For the fiscal year ended November 30, 1999.
(2) Management has agreed to cap the Citi S&P 500 Index Shares' net annual operating expenses at 0.39%. Management may not discontinue or modify this cap without the approval of the Fund's trustees.

--------------------------------------------------------------------------------
EXPENSES ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

  o you invest $10,000 in the Fund for the time periods indicated;

  o you reinvest all dividends;

  o you then sell all of your shares at the end of those periods;

  o your investment has a 5% return each year -- the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

  o the Fund's operating expenses as shown in the table remain the same -- the example reflects the cap on operating expenses.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Citi S&P 500 Index Shares                  $44     $138       $241      $542
--------------------------------------------------------------------------------

MORE ABOUT THE INDEX
The chart below sets forth the annual total returns of the S&P 500 Index for each of the past ten calendar years. The line graph below shows the growth of a $10,000 investment in the stocks comprising the Index over the past ten calendar years. The data is provided to illustrate the past performance of the Fund's Index and does not represent the performance of the Fund. Investors should not consider this performance data as an indication of future performance of the Fund. The returns are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investing in the Fund.

All returns presented were calculated on a total return basis, which includes the re-investment of all distributions. Performance of the Fund for the periods shown below would have been lower because of the Fund's short-term investments and its operating expenses.

Annual Total Returns -- S&P 500 Index

                  1990                              (3.10)%
                  1991                              30.47%
                  1992                               7.62%
                  1993                              10.08%
                  1994                               1.32%
                  1995                              37.58%
                  1996                              22.96%
                  1997                              33.36%
                  1998                              28.58%
                  1999                              21.04%

                            S&P 500 INDEX (LINE GRAPH)
                   (in thousands)
                     DATE                    GROWTH OF $10,000
                  --------------------------------------------

                  12/31/89                      10,000.00
                   1/31/90                       9,329.03
                   2/28/90                       9,448.98
                   3/31/90                       9,699.17
                   4/30/90                       9,457.56
                   5/31/90                      10,377.85
                   6/30/90                      10,307.89
                   7/31/90                      10,274.95
                   8/31/90                       9,347.34
                   9/30/90                       8,893.10
                  10/31/90                       8,855.50
                  11/30/90                       9,426.79
                  12/31/90                       9,689.13
                   1/31/91                      10,110.03
                   2/28/91                      10,832.16
                   3/31/91                      11,094.21
                   4/30/91                      11,120.59
                   5/31/91                      11,598.68
                   6/30/91                      11,067.71
                   7/31/91                      11,583.13
                   8/31/91                      11,856.75
                   9/30/91                      11,658.25
                  10/31/91                      11,814.65
                  11/30/91                      11,339.90
                  12/31/91                      12,634.62
                   1/31/92                      12,399.46
                   2/29/92                      12,559.97
                   3/31/92                      12,315.99
                   4/30/92                      12,677.21
                   5/31/92                      12,739.20
                   6/30/92                      12,549.74
                   7/31/92                      13,062.01
                   8/31/92                      12,795.18
                   9/30/92                      12,945.59
                  10/31/92                      12,990.02
                  11/30/92                      13,431.12
                  12/31/92                      13,595.90
                   1/31/93                      13,709.45
                   2/28/93                      13,896.23
                   3/31/93                      14,189.24
                   4/30/93                      13,846.28
                   5/31/93                      14,215.75
                   6/30/93                      14,257.25
                   7/31/93                      14,199.84
                   8/31/93                      14,737.44
                   9/30/93                      14,624.42
                  10/31/93                      14,926.74
                  11/30/93                      14,784.47
                  12/31/93                      14,963.21
                   1/31/94                      15,471.44
                   2/28/94                      15,051.89
                   3/31/94                      14,396.93
                   4/30/94                      14,581.37
                   5/31/94                      14,819.74
                   6/30/94                      14,457.08
                   7/31/94                      14,931.47
                   8/31/94                      15,542.23
                   9/30/94                      15,162.48
                  10/31/94                      15,502.64
                  11/30/94                      14,938.75
                  12/31/94                      15,160.05
                   1/31/95                      15,552.93
                   2/28/95                      16,158.46
                   3/31/95                      16,634.50
                   4/30/95                      17,123.96
                   5/31/95                      17,807.34
                   6/30/95                      18,220.23
                   7/31/95                      18,824.18
                   8/31/95                      18,871.17
                   9/30/95                      19,667.12
                  10/31/95                      19,596.85
                  11/30/95                      20,456.15
                  12/31/95                      20,850.19
                   1/31/96                      21,559.01
                   2/29/96                      21,759.57
                   3/31/96                      21,969.07
                   4/30/96                      22,292.67
                   5/31/96                      22,866.61
                   6/30/96                      22,953.78
                   7/31/96                      21,940.25
                   8/31/96                      22,403.74
                   9/30/96                      23,663.56
                  10/31/96                      24,315.96
                  11/30/96                      26,152.33
                  12/31/96                      25,634.27
                   1/31/97                      27,234.92
                   2/28/97                      27,448.73
                   3/31/97                      26,323.01
                   4/30/97                      27,893.07
                   5/31/97                      29,590.03
                   6/30/97                      30,914.93
                   7/31/97                      33,373.41
                   8/31/97                      31,505.17
                   9/30/97                      33,229.63
                  10/31/97                      32,121.10
                  11/30/97                      33,606.83
                  12/31/97                      34,183.57
                   1/31/98                      34,561.29
                   2/28/98                      37,052.55
                   3/31/98                      38,948.44
                   4/30/98                      39,340.10
                   5/31/98                      38,664.83
                   6/30/98                      40,234.22
                   7/31/98                      39,806.88
                   8/31/98                      34,057.55
                   9/30/98                      36,239.41
                  10/31/98                      39,184.53
                  11/30/98                      41,558.46
                  12/31/98                      43,951.69
                   1/31/99                      45,788.91
                   2/28/99                      44,366.05
                   3/31/99                      46,140.61
                   4/30/99                      47,927.38
                   5/31/99                      46,797.24
                   6/30/99                      49,392.29
                   7/31/99                      47,852.33
                   8/31/99                      47,615.42
                   9/30/99                      46,311.70
                  10/31/99                      49,241.08
                  11/30/99                      50,241.99
                  12/31/99                      53,199.30

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by SSB Citi Fund Management LLC. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

For additional information, please see the Appendix or the Statement of Additional Information.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the performance of the Citi S&P 500 Index Shares since the Fund's inception. These shares were formerly called Class D shares. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, are included in the annual report (available upon request).

----------------------------------------------------------------------------------------------------------
FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30, EXCEPT WHERE NOTED:
----------------------------------------------------------------------------------------------------------
                                                         1999(1)(2)          1999(2)          1998(3)
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $    14.28          $    11.99       $    11.00
----------------------------------------------------------------------------------------------------------
Income from operations:
  Net investment income(4)                               0.01                0.17             0.03
  Net realized and unrealized gain                       0.83                2.26             0.96
----------------------------------------------------------------------------------------------------------
Total income from operations                             0.84                2.43             0.99
----------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                 (0.11)              (0.07)            --
  Net realized gains                                     --                 (0.07)            --
----------------------------------------------------------------------------------------------------------
Total distributions                                     (0.11)              (0.14)            --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $    15.01          $    14.28       $    11.99
----------------------------------------------------------------------------------------------------------
Total return                                             5.91%++            20.29%            9.00%++
----------------------------------------------------------------------------------------------------------
Net assets, end of period (000s)                   $20,626.00          $14,068.00       $ 1,810.00
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses(4)(5)                                         0.36%+              0.34%            0.36%+
  Net investment income                                  0.90+               1.08             1.33+
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     0%                  6%               4%
----------------------------------------------------------------------------------------------------------

 (1) For the period from December 1, 1999 to December 31, 1999, which reflects a change in the fiscal year end of the Fund.
 (2) Per share amounts have been calculated using the monthly average shares method.
 (3) For the period from August 4, 1998 (inception date) to November 30, 1998.
 (4) The administrator agreed to waive all or a portion of its fees for the period ended December 31, 1999, the year ended
     November 30, 1999 and for the period ended November 30, 1998. In addition, the administrator agreed to reimburse expenses of $15,109 and $177,520 for the periods ended December 31, 1999 and November 30, 1998, respectively. If these fees had not been waived and expenses not reimbursed, the per share effect on net investment income and the expense ratio would have been as follows:

----------------------------------------------------------------------------------------------------------
                                PER SHARE DECREASES TO NET                 EXPENSE RATIOS WITHOUT WAIVER
                                    INVESTMENT INCOME                            AND REIMBURSEMENT
----------------------------------------------------------------------------------------------------------
1999(1)                                   $0.00                                      0.53%+
1999                                       0.01                                      0.43
1998                                       0.02                                      1.18+

 (5) As a result of involuntary expense limitations, the ratio of expenses to average net assets will not exceed 0.39%.
  ++ Total return is not annualized, as it may not be representative of the total return for the year.
   + Annualized.

CITI(SM) SMALL CAP INDEX SHARES

The Fund's goal is to provide investment results that, before fees and expenses, correspond to the performance of the Russell 2000(R) Index.

THE INDEX
The Russell 2000 Index is comprised of the 2,000 smallest companies out of the 3,000 largest U.S. public companies based on total market capitalization. As of May 31, 2000, the average market capitalization of companies in the Russell 2000 Index was approximately $580 million, and the largest company in the Index had a market capitalization of approximately $1.5 billion. The Russell 2000 Index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the Russell 2000 Index's performance. The Russell 2000 Index is unmanaged and does not have to maintain liquidity to meet redemption requests or pay expenses.

PRINCIPAL STRATEGIES
KEY INVESTMENTS. The Small Cap Index Fund may use replication or sampling techniques to track the performance of the Russell 2000 Index. The Fund also may use derivatives and investment techniques such as buying and selling options and futures contracts, entering into swap agreements and purchasing indexed securities to track the performance of the Index. The Fund also may enter into repurchase agreements and lend portfolio securities.

SELECTION PROCESS. The Small Cap Index Fund is a "pure" index Fund. This means that the manager does not evaluate individual companies to identify attractive investment candidates. Instead, the manager attempts to mirror the performance of the Index as closely as possible by adjusting the Fund's portfolio periodically to match or sample the Index or its performance. Like most index funds, the Fund does not mirror the Index exactly because, unlike the Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund's expenses. The Fund's returns are likely to be below those of the Index because of the Fund's short-term investments and its operating expenses.

[Citi is a service mark of Citicorp.]

WHO MAY WANT TO INVEST
The Small Cap Index Fund may be an appropriate investment if you:

  o Are seeking to participate in the long-term growth potential of U.S. small capitalization stocks

  o Are looking for an investment with potentially greater return but higher risk than a fund investing primarily in fixed income securities

  o Are willing to accept the risks of the stock market, including the greater volatility that may result from investing in small capitalization stocks

PRINCIPAL RISKS
As with any mutual fund, you may lose money if you invest in the Fund. The Fund's principal risks are:

INDEX INVESTING RISK. Because the Fund is managed as an index fund, it will not ordinarily sell a portfolio security because of the security's poor performance. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise its Index or to adjust their relative weightings. Although the manager seeks to replicate the performance of the Index, the Fund may underperform its Index even before deducting fees and expenses because the Fund must maintain a portion of its assets in liquid short-term debt securities which historically have generated significantly lower returns than common stocks. In addition, expenses and transaction costs, the size of the Fund and the size and frequency of cash flows into and out of the Fund, and the differences between how and when the Fund and its Index are valued can also cause differences in performance. Because the Fund may use a sampling strategy, it may not track its Index perfectly and differences between the underlying Index and the Fund's portfolio will cause differences in performance.

MARKET RISK. The Fund is exposed to the risks of investing in common stocks. The Fund may not perform as well as other investments, if, among other things: the Index declines or performs poorly relative to other related indexes or individual securities; an adverse event, such as an unfavorable earnings report, negatively affects the price of an issuer in the Index; or the securities issued by companies which comprise the Index fall out of favor with investors.

DERIVATIVES. Derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value because of their structure or contract terms. Even a small investment in derivative contracts can have a big impact on the Fund's stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. This may adversely affect the Fund's ability to track its Index.

Certain derivative contracts present the risk that the other party to the contract may not perform. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

NON-DIVERSIFICATION. The Fund is "non-diversified", which means it may invest a relatively high percentage of its assets in the securities of a single issuer or a limited number of issuers. As a result, the Fund may be more sensitive to a single economic, political or regulatory occurrence than a diversified fund.

SMALLER COMPANIES. The Fund's investments may include smaller capitalization companies whose stocks tend to have more price volatility than larger companies.

MORE ON THE FUND'S INVESTMENTS AND RISKS
MONEY MARKET INSTRUMENTS. The Fund may temporarily invest in money market instruments. The Fund invests in money market instruments pending investment of proceeds of the sale of shares of the Fund or settlement of purchases of securities by the Fund or to maintain liquidity to meet anticipated redemptions. The Fund's investments in money market instruments will likely cause the Fund's returns to differ from those of the Index.

SECURITIES LENDING. If the Fund lends its securities to earn income, it will receive cash or other securities as collateral for the loan, which must be returned to the borrower at the completion of the loan. The Fund typically invests cash collateral received in short-term investments. The Fund could lose money if the lent securities are not returned by the borrower at the termination of the loan, or if the value of its short-term investment of the cash collateral declines over the period of the loan.

INVESTMENT STRUCTURE. Small Cap Index Fund invests directly in securities, but may, in the future, invest in securities through one or more underlying mutual funds, or portfolios.

FUND PERFORMANCE
Because the Fund is a new fund, performance information for the Fund is not included in this prospectus.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Citi Small Cap Index Shares.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES - fees paid directly from your investment
--------------------------------------------------------------------------------
Redemption fee paid to the Fund,                                      0.75%
charged only on shares you sell within 180 days of buying them

ANNUAL OPERATING EXPENSES (% of average net assets)
expenses deducted from Fund assets
--------------------------------------------------------------------------------
Management fees                                                       0.30%
Distribution (12b-1) fees                                             None
Other expenses(1)                                                     0.25%
                                                                      ----
Total annual operating expenses                                       0.55%
--------------------------------------------------------------------------------
(1) Based on estimated expenses for the fiscal year ending December 31, 2000. Even if actual other expenses exceed this amount, management has agreed to cap the Fund's other expenses at 0.25%. This cap is voluntary and may be modified or terminated at any time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXPENSES ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

  o you invest $10,000 in the Fund for the time periods indicated;

  o you reinvest all dividends;

  o you then sell all of your shares at the end of those periods;

  o your investment has a 5% return each year - the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

  o the Fund's operating expenses as shown in the table remain the same - the example does not include voluntary fee caps.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR         3 YEARS
--------------------------------------------------------------------------------
CITI SMALL CAP INDEX SHARES                       $56            $176
--------------------------------------------------------------------------------

MORE ABOUT THE INDEX
The chart below sets forth the annual total returns of the Russell 2000 Index over each of the past ten calendar years. The line graph below shows the growth of a $10,000 investment in the stocks comprising the Index over the past ten calendar years. The data is provided to illustrate the past performance of the Fund's Index and does not represent the performance of the Fund. Investors should not consider this performance data as an indication of future performance of the Fund. The returns are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investing in the Fund.

All returns presented were calculated on a total return basis, which includes the reinvestment of all distributions. Performance of the Fund for the periods shown below would have been lower because of the Fund's short-term investments and its operating expenses.

Annual Total Returns -- Russell 2000 Index

                  1990                     (19.48)%
                  1991                      46.04%
                  1992                      18.41%
                  1993                      18.88%
                  1994                      (1.82)%
                  1995                      28.45%
                  1996                      16.49%
                  1997                      22.36%
                  1998                      (2.55)%
                  1999                      21.26%

                        RUSSELL 2000 INDEX (LINE GRAPH)
                   (in thousands)
                    DATE                 GROWTH OF $10,000
                  ----------------------------------------
                  12/31/89                      10,000.00
                   1/31/90                       9,126.34
                   2/28/90                       9,409.70
                   3/31/90                       9,775.69
                   4/30/90                       9,456.51
                   5/31/90                      10,125.84
                   6/30/90                      10,146.36
                   7/31/90                       9,700.08
                   8/31/90                       8,408.22
                   9/30/90                       7,664.18
                  10/31/90                       7,196.30
                  11/30/90                       7,745.01
                  12/31/90                       8,052.32
                   1/31/91                       8,780.51
                   2/28/91                       9,759.67
                   3/31/91                      10,446.64
                   4/30/91                      10,420.36
                   5/31/91                      10,917.04
                   6/30/91                      10,280.84
                   7/31/91                      10,641.61
                   8/31/91                      11,035.50
                   9/30/91                      11,121.91
                  10/31/91                      11,416.07
                  11/30/91                      10,888.06
                  12/31/91                      11,759.92
                   1/31/92                      12,712.79
                   2/29/92                      13,083.64
                   3/31/92                      12,640.78
                   4/30/92                      12,197.92
                   5/31/92                      12,360.12
                   6/30/92                      11,775.58
                   7/31/92                      12,185.32
                   8/31/92                      11,841.47
                   9/30/92                      12,114.57
                  10/31/92                      12,499.64
                  11/30/92                      13,456.11
                  12/31/92                      13,924.89
                   1/31/93                      14,396.20
                   2/28/93                      14,063.69
                   3/31/93                      14,520.06
                   4/30/93                      14,121.48
                   5/31/93                      14,746.35
                   6/30/93                      14,838.34
                   7/31/93                      15,043.21
                   8/31/93                      15,693.09
                   9/30/93                      16,135.96
                  10/31/93                      16,551.27
                  11/30/93                      16,006.52
                  12/31/93                      16,553.79
                   1/31/94                      17,072.80
                   2/28/94                      17,011.05
                   3/31/94                      16,112.91
                   4/30/94                      16,208.68
                   5/31/94                      16,026.68
                   6/30/94                      15,482.47
                   7/31/94                      15,736.84
                   8/31/94                      16,613.74
                   9/30/94                      16,558.11
                  10/31/94                      16,492.76
                  11/30/94                      15,826.67
                  12/31/94                      16,251.89
                   1/31/95                      16,046.84
                   2/28/95                      16,714.37
                   3/31/95                      17,002.23
                   4/30/95                      17,380.28
                   5/31/95                      17,679.12
                   6/30/95                      18,596.24
                   7/31/95                      19,667.50
                   8/31/95                      20,074.35
                   9/30/95                      20,432.78
                  10/31/95                      19,518.98
                  11/30/95                      20,338.99
                  12/31/95                      20,875.69
                   1/31/96                      20,853.32
                   2/29/96                      21,503.20
                   3/31/96                      21,940.92
                   4/30/96                      23,114.06
                   5/31/96                      24,025.00
                   6/30/96                      23,038.45
                   7/31/96                      21,026.14
                   8/31/96                      22,246.98
                   9/30/96                      23,116.40
                  10/31/96                      22,760.14
                  11/30/96                      23,697.92
                  12/31/96                      24,318.97
                   1/31/97                      24,804.99
                   2/28/97                      24,203.55
                   3/31/97                      23,061.50
                   4/30/97                      23,125.77
                   5/31/97                      25,698.50
                   6/30/97                      26,799.89
                   7/31/97                      28,046.91
                   8/31/97                      28,688.62
                   9/30/97                      30,788.51
                  10/31/97                      29,435.96
                  11/30/97                      29,245.57
                  12/31/97                      29,757.45
                   1/31/98                      29,287.83
                   2/28/98                      31,453.46
                   3/31/98                      32,750.68
                   4/30/98                      32,931.90
                   5/31/98                      31,158.28
                   6/30/98                      31,223.84
                   7/31/98                      28,696.15
                   8/31/98                      23,123.94
                   9/30/98                      24,933.57
                  10/31/98                      25,950.44
                  11/30/98                      27,310.05
                  12/31/98                      29,000.05
                   1/31/99                      29,385.43
                   2/28/99                      27,005.37
                   3/31/99                      27,426.97
                   4/30/99                      29,884.63
                   5/31/99                      30,321.15
                   6/30/99                      31,692.26
                   7/31/99                      30,822.65
                   8/31/99                      29,681.94
                   9/30/99                      29,688.42
                  10/31/99                      29,808.66
                  11/30/99                      31,588.52
                  12/31/99                      35,164.33

The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Company. RussellTM is a trademark of the Frank Russell Company. The Fund is not sponsored, endorsed, sold or promoted by the sponsor of the Index, and the sponsor of the Index is not in any way affiliated with the Fund. The sponsor of the Index makes no representation or warranty, implied or express, regarding the advisability of investing in the Fund. For additional information, please see the Appendix.

CITI(SM) U.S. 1000 INDEX SHARES
The Fund's goal is to provide investment results that, before fees and expenses, correspond to the performance of the Russell 1000(R) Index.

THE INDEX
The Russell 1000 Index measures the performance of the 1,000 largest U.S. public companies based on total market capitalization. As of May 31, 2000, the average market capitalization of companies in the Russell 1000 Index was approximately $14.1 billion, and the smallest company in the Russell 1000 Index had a market capitalization of approximately $1.6 billion. The Russell 1000 Index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the Russell 1000 Index's performance. The Russell 1000 Index is unmanaged and does not have to maintain liquidity to meet redemption requests or pay expenses.

PRINCIPAL STRATEGIES
KEY INVESTMENTS. The U.S. 1000 Index Fund may use replication or sampling techniques to track the performance of the Russell 1000 Index. The Fund may use derivatives and investment techniques such as buying and selling options and futures contracts, entering into swap agreements and purchasing indexed securities to track the performance of the Index. The Fund also may enter into repurchase agreements and lend portfolio securities.

SELECTION PROCESS. The U.S. 1000 Index Fund is a "pure" index Fund. This means that the manager does not evaluate individual companies to identify attractive investment candidates. Instead, the manager attempts to mirror the performance of the Index as closely as possible by adjusting the Fund's portfolio periodically to match or sample the Index or its performance. Like most index funds, the Fund does not mirror the Index exactly because, unlike the Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund's expenses. The Fund's returns are likely to be below those of the Index because of the Fund's short-term investments and its operating expenses.

[Citi is a service mark of Citicorp.]

WHO MAY WANT TO INVEST
 The U.S. 1000 Index Fund may be an appropriate investment if you:

  o Are seeking to participate in the long-term growth potential of U.S. large capitalization stocks

  o Are looking for an investment with potentially greater return but higher risk than a fund investing primarily in fixed income securities

  o Are willing to accept the risks of the stock market

PRINCIPAL RISKS
As with any mutual fund, you may lose money if you invest in the Fund. The Fund's principal risks are:

INDEX INVESTING RISK. Because the Fund is managed as an index fund, it will not ordinarily sell a portfolio security because of the security's poor performance. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise its Index or to adjust their relative weightings. Although the manager seeks to replicate the performance of the Index, the Fund may underperform its Index even before deducting fees and expenses because the Fund must maintain a portion of its assets in liquid short-term debt securities which historically have generated significantly lower returns than common stocks. In addition, expenses and transaction costs, the size of the Fund and the size and frequency of cash flows into and out of the Fund, and the differences between how and when the Fund and its Index are valued can also cause differences in performance. Because the Fund may use a sampling strategy, it may not track its Index perfectly and differences between the underlying Index and the Fund's portfolio will cause differences in performance.

MARKET RISK. The Fund is exposed to the risks of investing in common stocks. The Fund may not perform as well as other investments, if, among other things: the Index declines or performs poorly relative to other related indexes or individual securities; an adverse event, such as an unfavorable earnings report, negatively affects the price of an issuer in the Index; or the securities issued by companies which comprise the Index fall out of favor with investors.

DERIVATIVES. Derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value because of their structure or contract terms. Even a small investment in derivative contracts can have a big impact on the Fund's stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. This may adversely affect the Fund's ability to track its Index.

Certain derivative contracts present the risk that the other party to the contract may not perform. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

NON-DIVERSIFICATION. The Fund is "non-diversified", which means it may invest a relatively high percentage of its assets in the securities of a single issuer or a limited number of issuers. As a result, the Fund may be more sensitive to a single economic, political or regulatory occurrence than a diversified fund.

MORE ON THE FUND'S INVESTMENTS AND RISKS
MONEY MARKET INSTRUMENTS. The Fund may temporarily invest in money market instruments. The Fund invests in money market instruments pending investment of proceeds of the sale of shares of the Fund or settlement of purchases of securities by the Fund or to maintain liquidity to meet anticipated redemptions. The Fund's investments in money market instruments will likely cause the Fund's returns to differ from those of the Index.

SECURITIES LENDING. If the Fund lends its securities to earn income, it will receive cash or other securities as collateral for the loan, which must be returned to the borrower at the completion of the loan. The Fund typically invests cash collateral received in short-term investments. The Fund could lose money if the lent securities are not returned by the borrower at the termination of the loan, or if the value of its short-term investment of the cash collateral declines over the period of the loan.

INVESTMENT STRUCTURE. U.S. 1000 Index Fund invests directly in securities, but may, in the future, invest in securities through one or more underlying mutual funds, or portfolios.

FUND PERFORMANCE
Because the Fund is a new fund, performance information for the Fund is not included in this prospectus.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Citi U.S. 1000 Index Shares.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES - fees paid directly from your investment
--------------------------------------------------------------------------------
Redemption fee paid to the Fund,                                      0.75%
charged only on shares you sell within 180 days of buying them

ANNUAL OPERATING EXPENSES (% of average net assets)
expenses deducted from Fund assets
--------------------------------------------------------------------------------

Management fees                                                       0.25%
Distribution (12b-1) fees                                             None
Other expenses(1)                                                     0.25%
                                                                      ----
Total annual operating expenses                                       0.50%
--------------------------------------------------------------------------------
(1) Based on estimated expenses for the fiscal year ending December 31, 2000. Even if actual other expenses exceed this amount, management has agreed to cap the Fund's other expenses at 0.25%. This cap is voluntary and may be modified or terminated at any time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXPENSES ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

  o you invest $10,000 in the Fund for the time periods indicated;

  o you reinvest all dividends;

  o you then sell all of your shares at the end of those periods;

  o your investment has a 5% return each year - the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

  o the Fund's operating expenses as shown in the table remain the same - the example does not include voluntary fee caps.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR         3 YEARS
--------------------------------------------------------------------------------
CITI U.S. 1000 INDEX SHARES                       $51            $160
--------------------------------------------------------------------------------

MORE ABOUT THE INDEX
The chart below sets forth the annual total returns of the Russell 1000 Index for each of the past ten calendar years. The line graph below shows the growth of a $10,000 investment in the stocks comprising the Index over the past ten calendar years. The data is provided to illustrate the past performance of the Fund's Index and does not represent the performance of the Fund. Investors should not consider this performance data as an indication of future performance of the Fund. The returns are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investing in the Fund.

All returns presented were calculated on a total return basis, which includes the reinvestment of all distributions. Performance of the Fund for the periods shown below would have been lower because of the Fund's short-term investments and its operating expenses.

Annual Total Returns -- Russell 1000 Index

                  1990                              (4.21)%
                  1991                              33.04%
                  1992                               8.93%
                  1993                              10.18%
                  1994                               0.39%
                  1995                              37.77%
                  1996                              22.45%
                  1997                              32.85%
                  1998                              27.02%
                  1999                              20.91%

                        RUSSELL 1000 INDEX - LINE GRAPH
                   (in thousands)
                    DATE                  GROWTH OF $10,000
                  -----------------------------------------
                  12/31/89                      10,000.00
                   1/31/90                       9,286.43
                   2/28/90                       9,432.57
                   3/31/90                       9,667.08
                   4/30/90                       9,415.79
                   5/31/90                      10,296.95
                   6/30/90                      10,240.74
                   7/31/90                      10,149.25
                   8/31/90                       9,217.77
                   9/30/90                       8,746.67
                  10/31/90                       8,703.44
                  11/30/90                       9,297.50
                  12/31/90                       9,579.05
                   1/31/91                      10,041.33
                   2/28/91                      10,773.41
                   3/31/91                      11,066.72
                   4/30/91                      11,079.52
                   5/31/91                      11,534.36
                   6/30/91                      11,017.26
                   7/31/91                      11,546.12
                   8/31/91                      11,848.09
                   9/30/91                      11,699.18
                  10/31/91                      11,886.65
                  11/30/91                      11,436.82
                  12/31/91                      12,743.77
                   1/31/92                      12,585.87
                   2/29/92                      12,739.10
                   3/31/92                      12,467.75
                   4/30/92                      12,768.84
                   5/31/92                      12,848.05
                   6/30/92                      12,641.90
                   7/31/92                      13,157.10
                   8/31/92                      12,879.70
                   9/30/92                      13,042.61
                  10/31/92                      13,151.22
                  11/30/92                      13,656.74
                  12/31/92                      13,881.91
                   1/31/93                      13,991.04
                   2/28/93                      14,116.95
                   3/31/93                      14,460.41
                   4/30/93                      14,078.73
                   5/31/93                      14,465.26
                   6/30/93                      14,560.72
                   7/31/93                      14,515.24
                   8/31/93                      15,074.19
                   9/30/93                      15,032.00
                  10/31/93                      15,230.19
                  11/30/93                      15,021.79
                  12/31/93                      15,294.70
                   1/31/94                      15,761.65
                   2/28/94                      15,347.62
                   3/31/94                      14,691.81
                   4/30/94                      14,868.22
                   5/31/94                      15,065.72
                   6/30/94                      14,662.41
                   7/31/94                      15,140.78
                   8/31/94                      15,779.98
                   9/30/94                      15,412.65
                  10/31/94                      15,703.54
                  11/30/94                      15,138.36
                  12/31/94                      15,354.19
                   1/31/95                      15,751.10
                   2/28/95                      16,392.20
                   3/31/95                      16,814.02
                   4/30/95                      17,260.73
                   5/31/95                      17,923.46
                   6/30/95                      18,397.84
                   7/31/95                      19,101.03
                   8/31/95                      19,244.75
                   9/30/95                      20,037.01
                  10/31/95                      19,945.87
                  11/30/95                      20,835.50
                  12/31/95                      21,153.02
                   1/31/96                      21,836.85
                   2/29/96                      22,120.99
                   3/31/96                      22,319.19
                   4/30/96                      22,659.20
                   5/31/96                      23,203.80
                   6/30/96                      23,229.22
                   7/31/96                      22,108.54
                   8/31/96                      22,710.04
                   9/30/96                      23,986.89
                  10/31/96                      24,518.01
                  11/30/96                      26,327.35
                  12/31/96                      25,901.22
                   1/31/97                      27,437.31
                   2/28/97                      27,542.46
                   3/31/97                      26,301.93
                   4/30/97                      27,725.09
                   5/31/97                      29,500.71
                   6/30/97                      30,723.26
                   7/31/97                      33,237.35
                   8/31/97                      31,669.61
                   9/30/97                      33,406.49
                  10/31/97                      32,323.96
                  11/30/97                      33,725.38
                  12/31/97                      34,410.26
                   1/31/98                      34,666.61
                   2/28/98                      37,137.86
                   3/31/98                      39,010.90
                   4/30/98                      39,411.95
                   5/31/98                      38,559.20
                   6/30/98                      39,986.64
                   7/31/98                      39,505.76
                   8/31/98                      33,600.68
                   9/30/98                      35,863.63
                  10/31/98                      38,696.30
                  11/30/98                      41,091.57
                  12/31/98                      43,709.07
                   1/31/99                      45,268.69
                   2/28/99                      43,832.03
                   3/31/99                      45,511.55
                   4/30/99                      47,414.98
                   5/31/99                      46,389.92
                   6/30/99                      48,753.85
                   7/31/99                      47,265.29
                   8/31/99                      46,822.44
                   9/30/99                      45,535.01
                  10/31/99                      48,595.94
                  11/30/99                      49,846.08
                  12/31/99                      52,849.47

The Russell 1000(R) Index is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company. The Fund is not sponsored, endorsed, sold or promoted by the sponsor of the Index, and the sponsor of the Index is not in any way affiliated with the Fund. The sponsor of the Index makes no representation or warranty, implied or express, regarding the advisability of investing in the Fund. For additional information, please see the Appendix.

CITI(SM) U.S. 5000 INDEX SHARES
The Fund's goal is to provide long-term capital growth by approximating, before fees and expenses, the performance of the Wilshire 5000 Total Stock Market Index (Wilshire 5000 Index).

The Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective. For simplicity's sake, all discussions of investment objectives, strategies and risks of the Fund refers also to the objectives, strategies and risks of its corresponding Master Portfolio, unless otherwise indicated.

THE INDEX
The Wilshire 5000 Index, an unmanaged capitalization-weighted index of over 7,000 U.S. equity securities, consists of all the U.S. stocks regularly traded on the New York and American Stock Exchanges and The Nasdaq Stock Market for which daily pricing is available. The Wilshire 5000 Index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the Wilshire 5000 Index's performance. The Wilshire 5000 Index does not have to maintain liquidity to meet redemption requests or pay expenses.

The Wilshire 5000 Index is comprised of the U.S. stocks in the S&P 500 Index and the stocks in the Wilshire 4500 Index.

PRINCIPAL STRATEGIES
KEY INVESTMENTS. The U.S. 5000 Index Fund invests in a sampling of securities that are selected and weighted to result in investment characteristics comparable to, and performance that will correlate with the performance before fees and expenses of, the Wilshire 5000 Index. The statistical sampling techniques are based on capitalization, industry exposures, dividend yield, price/earnings ratio, price/book ratio and earnings growth. Under normal market conditions, the Fund invests at least 90% of its assets in common stocks included in the Wilshire 5000 Index.

[Citi is a service mark of Citicorp.]

SELECTION PROCESS. The U.S. 5000 Index Fund follows an indexed or "passively managed" approach to investing. This means that the Fund's manager determines how the Fund's assets will be invested to match, to the extent feasible, the capitalization range and returns of the Index and determines which securities are to be purchased or sold to match or sample the Index. Also, the Fund's manager does not evaluate individual companies to identify attractive investment candidates. Instead, the manager attempts to mirror the performance of the Index as closely as possible by adjusting the Fund's investments periodically to reflect a sampling of the companies included in the Wilshire 5000 Index and their weightings. Like most index funds, the Fund does not mirror the Index exactly because, unlike the Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund's expenses. The Fund's returns are likely to be below those of the Index because of the Fund's short-term investments and its operating expenses.

INVESTMENT STRUCTURE. U.S. 5000 Index Fund is structured as a feeder fund. The Fund does not buy individual securities directly. Instead, it invests all of its assets in a corresponding Master Portfolio, the US Equity Index Master Portfolio.

The US Equity Index Master Portfolio seeks to achieve its objective by investing substantially all of its assets in two other Master Portfolios -- the Extended Index Master Portfolio (which invests substantially all of its assets in a representative sample of stocks comprising the Wilshire 4500 Index) and the S&P 500 Index Master Portfolio (which invests substantially all of its assets in stocks comprising the S&P 500 Index). The US Equity Index Portfolio's assets will be invested in the Extended Index Master Portfolio and the S&P 500 Index Master Portfolio in proportions adjusted periodically to approximate the capitalization range of the Wilshire 5000 Index.

As other investors invest their assets in the Master Portfolio, certain economic efficiencies may be realized with respect to the Master Portfolio. For example, fixed expenses that otherwise would have been borne solely by the Fund (and the other existing interestholders in the Master Portfolio) would be spread across a larger asset base as more funds invest in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies that should be available through investment in the Master Portfolio may not be fully achieved or maintained. In addition, given the relatively complex nature of the master/feeder structure, accounting and operational difficulties could occur. For example, coordination of calculation of net asset value could be affected at the master and/or feeder level.

U.S. 5000 Index Fund may withdraw its investment in its Master Portfolio, without a shareholder vote, if the Board of Trustees determines that it is in the best interests of the Fund and its shareholders to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the hiring of a subadviser to manage the Fund's assets.

WHO MAY WANT TO INVEST
The U.S. 5000 Index Fund may be an appropriate investment if you:

  o Are seeking to participate in the long-term growth potential of U.S. stocks

  o Are looking for an investment with potentially greater return but higher risk than a fund investing primarily in fixed income securities

  o Are willing to accept the risks of the stock market

PRINCIPAL RISKS
As with any mutual fund, you may lose money if you invest in the Fund. The Fund's principal risks are:

INDEX INVESTING RISK. Because the Fund is managed as an index fund, it will not ordinarily sell a portfolio security because of the security's poor performance. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise its Index or to adjust their relative weightings. Although the manager seeks to replicate the performance of the Index, the Fund may underperform its Index even before deducting fees and expenses because the Fund must maintain a portion of its assets in liquid short-term debt securities which historically have generated significantly lower returns than common stocks. In addition, expenses and transaction costs, the size of the Fund and the size and frequency of cash flows into and out of the Fund, and the differences between how and when the Fund and its Index are valued can also cause differences in performance. Because the Fund uses a sampling strategy, it may not track its Index perfectly and differences between the underlying Index and the Fund's portfolio will cause differences in performance.

MARKET RISK. The Fund is exposed to the risks of investing in common stocks. The Fund may not perform as well as other investments, if, among other things: the Index declines or performs poorly relative to other related indexes or individual securities; an adverse event, such as an unfavorable earnings report, negatively affects the price of an issuer in the Index; or the securities issued by companies which comprise the Index fall out of favor with investors.

DERIVATIVES. In seeking to match the performance of their Indexes, the Master Portfolios may engage in futures and options transactions and other derivative securities transactions which involve risk. The futures contracts and options on futures contracts the Master Portfolios may purchase are considered derivatives. Derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value because of their structure or contract terms. Even a small investment in derivative contracts can have a big impact on the Fund's stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. This may adversely affect the Fund's ability to track its Index.

Certain derivative contracts present the risk that the other party to the contract may not perform. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

MORE ON THE FUND'S INVESTMENTS AND RISKS
MONEY MARKET INSTRUMENTS. The Fund may temporarily invest in money market instruments. The Fund invests in money market instruments pending investment of proceeds of the sale of shares of the Fund or settlement of purchases of securities by the Fund or to maintain liquidity to meet anticipated redemptions. The Fund's investments in money market instruments will likely cause the Fund's returns to differ from those of the Index.

FUND PERFORMANCE
Because the Fund does not have a full calendar year of performance, performance information for the Fund is not included in this prospectus.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Citi U.S. 5000 Index Shares.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES - fees paid directly from your investment
--------------------------------------------------------------------------------
Redemption fee paid to the Fund,                                      0.75%
charged only on shares you sell within 180 days of buying them

ANNUAL OPERATING EXPENSES (% of average net assets)
expenses deducted from Fund assets
--------------------------------------------------------------------------------

Management fees(1)                                                    0.23%
Distribution (12b-1) fees None
Other expenses(2)(3)                                                  0.25%
                                                                      ----
Total annual operating expenses(4)                                    0.48%
--------------------------------------------------------------------------------
(1) The "Management fees" include an investment management fee payable by US Equity Index Master Portfolio and an administration fee payable by the Fund.
(2) Based on estimated expenses for the fiscal year ending December 31, 2000.
(3) Includes expenses of the Fund and US Equity Index Master Portfolio,
    Extended Index Master Portfolio, and S&P 500 Index Master Portfolio.
(4) Management has agreed to cap the Citi U.S. 5000 Index Shares' other expenses at 0.25%. Management may not discontinue or modify this cap without the approval of the Fund's trustees.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXPENSES ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

  o you invest $10,000 in the Fund for the time periods indicated;

  o you reinvest all dividends;

  o you then sell all of your shares at the end of those periods;

  o your investment has a 5% return each year - the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

  o the Fund's operating expenses as shown in the table remain the same - the example reflects the cap on operating expenses.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR         3 YEARS
--------------------------------------------------------------------------------
CITI U.S. 5000 INDEX SHARES                      $49             $154
--------------------------------------------------------------------------------

MORE ABOUT THE INDEX
The chart below sets forth the annual total returns of the Wilshire 5000 Index for each of the past ten calendar years. The line graph below shows the growth of a $10,000 investment in the stocks comprising the Index over the past ten calendar years. The data is provided to illustrate the past performance of the Fund's Index and does not represent the performance of the Fund. Investors should not consider this performance data as an indication of future performance of the Fund. The returns are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investing in the Fund.

All returns presented were calculated on a total return basis, which includes the reinvestment of all distributions. Performance of the Fund for the periods shown below would have been lower because of the Fund's short-term investments and its operating expenses.

Annual Total Returns -- Wilshire 5000 Index

                  1990                              (6.18)%
                  1991                              34.20%
                  1992                               8.97%
                  1993                              11.28%
                  1994                              (0.06)%
                  1995                              36.45%
                  1996                              21.21%
                  1997                              31.29%
                  1998                              23.43%
                  1999                              25.89%

                        WILSHIRE 5000 INDEX - LINE GRAPH
                   (in thousands)
                    DATE                   GROWTH OF $10,000
                  ------------------------------------------
                  12/31/89                      10,000.00
                   1/31/90                       9,266.03
                   2/28/90                       9,413.21
                   3/31/90                       9,648.42
                   4/30/90                       9,370.53
                   5/31/90                      10,226.15
                   6/30/90                      10,176.81
                   7/31/90                      10,078.46
                   8/31/90                       9,130.11
                   9/30/90                       8,628.53
                  10/31/90                       8,512.94
                  11/30/90                       9,093.29
                  12/31/90                       9,381.90
                   1/31/91                       9,837.66
                   2/28/91                      10,603.01
                   3/31/91                      10,926.03
                   4/30/91                      10,960.66
                   5/31/91                      11,400.13
                   6/30/91                      10,891.06
                   7/31/91                      11,402.47
                   8/31/91                      11,717.36
                   9/30/91                      11,582.84
                  10/31/91                      11,795.63
                  11/30/91                      11,345.19
                  12/31/91                      12,590.93
                   1/31/92                      12,565.99
                   2/29/92                      12,738.97
                   3/31/92                      12,423.20
                   4/30/92                      12,589.14
                   5/31/92                      12,666.25
                   6/30/92                      12,408.05
                   7/31/92                      12,910.52
                   8/31/92                      12,637.68
                   9/30/92                      12,788.64
                  10/31/92                      12,943.84
                  11/30/92                      13,480.55
                  12/31/92                      13,720.02
                   1/31/93                      13,888.66
                   2/28/93                      13,945.78
                   3/31/93                      14,304.22
                   4/30/93                      13,909.37
                   5/31/93                      14,345.00
                   6/30/93                      14,411.67
                   7/31/93                      14,409.83
                   8/31/93                      14,965.78
                   9/30/93                      14,995.13
                  10/31/93                      15,245.21
                  11/30/93                      14,997.78
                  12/31/93                      15,267.83
                   1/31/94                      15,748.72
                   2/28/94                      15,395.32
                   3/31/94                      14,698.51
                   4/30/94                      14,839.46
                   5/31/94                      14,984.53
                   6/30/94                      14,583.75
                   7/31/94                      15,016.57
                   8/31/94                      15,679.78
                   9/30/94                      15,376.26
                  10/31/94                      15,627.37
                  11/30/94                      15,055.05
                  12/31/94                      15,257.97
                   1/31/95                      15,587.63
                   2/28/95                      16,208.51
                   3/31/95                      16,635.75
                   4/30/95                      17,049.08
                   5/31/95                      17,626.59
                   6/30/95                      18,188.81
                   7/31/95                      18,937.22
                   8/31/95                      19,121.81
                   9/30/95                      19,851.11
                  10/31/95                      19,651.80
                  11/30/95                      20,484.47
                  12/31/95                      20,819.29
                   1/31/96                      21,376.93
                   2/29/96                      21,750.76
                   3/31/96                      21,988.61
                   4/30/96                      22,531.96
                   5/31/96                      23,147.93
                   6/30/96                      22,957.54
                   7/31/96                      21,718.96
                   8/31/96                      22,413.74
                   9/30/96                      23,606.99
                  10/31/96                      23,937.11
                  11/30/96                      25,523.02
                  12/31/96                      25,235.31
                   1/31/97                      26,586.19
                   2/28/97                      26,573.93
                   3/31/97                      25,398.65
                   4/30/97                      26,506.36
                   5/31/97                      28,384.45
                   6/30/97                      29,688.26
                   7/31/97                      31,970.78
                   8/31/97                      30,768.90
                   9/30/97                      32,584.43
                  10/31/97                      31,499.21
                  11/30/97                      32,530.57
                  12/31/97                      33,131.73
                   1/31/98                      33,311.75
                   2/28/98                      35,736.88
                   3/31/98                      37,525.40
                   4/30/98                      37,970.81
                   5/31/98                      36,960.44
                   6/30/98                      38,256.45
                   7/31/98                      37,418.25
                   8/31/98                      31,590.99
                   9/30/98                      33,654.59
                  10/31/98                      36,158.38
                  11/30/98                      38,435.28
                  12/31/98                      40,894.81
                   1/31/99                      42,398.30
                   2/28/99                      40,861.38
                   3/31/99                      42,438.28
                   4/30/99                      44,472.40
                   5/31/99                      43,498.67
                   6/30/99                      45,750.64
                   7/31/99                      44,283.87
                   8/31/99                      43,871.15
                   9/30/99                      43,531.14
                  10/31/99                      46,299.29
                  11/30/99                      47,849.85
                  12/31/99                      51,481.66

"Wilshire 5000" is a trademark and "Wilshire" is a service mark of Wilshire Associates Incorporated. The Fund is not sponsored, endorsed, sold or promoted by Wilshire Associates Incorporated or any of its subsidiaries or affiliates, and they make no representation regarding the advisability of investing in the Fund.

CITI(SM) GLOBAL TITANS INDEX SHARES
The Fund's goal is to provide investment results that, before fees and expenses, correspond to the performance of the Dow Jones Global Titans IndexSM (Global Titans Index).

THE INDEX
The Global Titans Index consists of securities of 50 companies, and includes some of the world's most well-known and well-established blue-chip companies. The Global Titans Index includes only the largest of large-cap companies in the world and currently consists of stocks of companies with capitalizations of at least $20 billion. The Global Titans Index began to be calculated in July 1999 and consists of securities of companies that are selected based on a global or multi-national standard and, therefore, (1) may be headquartered anywhere in the world; (2) are market and industry leaders on a global level, rather than merely at a local level; and (3) have international exposure either from selling products outside their home markets or providing services to overseas clients. The companies whose securities comprise the Global Titans Index are selected from the 100 largest companies in the world, as measured by assets, book value, sales/revenue, net profit and foreign sales rankings.

PRINCIPAL STRATEGIES
KEY INVESTMENTS. The Global Titans Index Fund may use replication or sampling techniques to track the performance of the Global Titans Index. The Fund also may use derivatives and investment techniques such as buying and selling options and futures contracts, entering into swap agreements and purchasing indexed securities to track the performance of the Global Titans Index. The Fund also may enter into repurchase agreements and lend portfolio securities.

[Citi is a service mark of Citicorp.]

SELECTION PROCESS. The Global Titans Index Fund is a "pure" index Fund. This means that the manager does not evaluate individual companies to identify attractive investment candidates. Instead, the manager attempts to mirror the performance of the Index as closely as possible by adjusting the Fund's portfolio periodically to match or sample the Index or its performance. Like most index funds, the Fund does not mirror the Index exactly because, unlike the Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund's expenses. The Fund's returns are likely to be below those of the Index because of the Fund's short-term investments and its operating expenses.

WHO MAY WANT TO INVEST
The Global Titans Index Fund may be an appropriate investment if you:

  o Are seeking to participate in the long-term growth potential of U.S. and foreign large capitalization stocks

  o Are looking for an investment with potentially greater return but higher risk than a fund investing primarily in fixed income securities

  o Are willing to accept the risks of the stock markets worldwide, including the special risks of investing in foreign securities

PRINCIPAL RISKS
As with any mutual fund, you may lose money if you invest in the Fund. The Fund's principal risks are:

INDEX INVESTING RISK. Because the Fund is managed as an index fund, it will not ordinarily sell a portfolio security because of the security's poor performance. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise its Index or to adjust their relative weightings. Although the manager seeks to replicate the performance of the Index, the Fund may underperform its Index even before deducting fees and expenses because the Fund must maintain a portion of its assets in liquid short-term debt securities which historically have generated significantly lower returns than common stocks. In addition, expenses and transaction costs, the size of the Fund and the size and frequency of cash flows into and out of the Fund, and the differences between how and when the Fund and its Index are valued can also cause differences in performance. Because the Fund may use a sampling strategy, it may not track its Index perfectly and differences between the underlying Index and the Fund's portfolio will cause differences in performance.

MARKET RISK. The Fund is exposed to the risks of investing in common stocks. The Fund may not perform as well as other investments, if, among other things: the Index declines or performs poorly relative to other related indexes or individual securities; an adverse event, such as an unfavorable earnings report, negatively affects the price of an issuer in the Index; or the securities issued by companies which comprise the Index fall out of favor with investors.

DERIVATIVES. Derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value because of their structure or contract terms. Even a small investment in derivative contracts can have a big impact on the Fund's stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. This may adversely affect the Fund's ability to track its Index.

Certain derivative contracts present the risk that the other party to the contract may not perform. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

NON-DIVERSIFICATION. The Fund is "non-diversified", which means it may invest a relatively high percentage of its assets in the securities of a single issuer or a limited number of issuers. As a result, the Fund may be more sensitive to a single economic, political or regulatory occurrence than a diversified fund.

FOREIGN SECURITIES. The Fund may purchase common stocks and ADRs of the foreign companies included in its Index. ADRs are U.S. dollar-denominated securities which represent an interest in an underlying foreign security. The Fund is exposed to the risks of investing in foreign securities, which can be affected by currency, political, legal, regulatory and operational factors. Foreign markets can be less liquid and more volatile than the U.S. market because of increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Because the value of ADRs, in which the Fund may invest, is dependent upon the market price of an underlying foreign security, ADRs are subject to most of the risks associated with foreign investing. The Fund may lose money if the currency in which a security is priced declines in value relative to the U.S. dollar. Currency fluctuations could erase investment gains or add to investment losses.

MORE ON THE FUND'S INVESTMENTS AND RISKS
MONEY MARKET INSTRUMENTS. The Fund may temporarily invest in money market instruments. The Fund invests in money market instruments pending investment of proceeds of the sale of shares of the Fund or settlement of purchases of securities by the Fund or to maintain liquidity to meet anticipated redemptions. The Fund's investments in money market instruments will likely cause the Fund's returns to differ from those of the Index.

SECURITIES LENDING. If the Fund lends its securities to earn income, it will receive cash or other securities as collateral for the loan, which must be returned to the borrower at the completion of the loan. The Fund typically invests cash collateral received in short-term investments. The Fund could lose money if the lent securities are not returned by the borrower at the termination of the loan, or if the value of its short-term investment of the cash collateral declines over the period of the loan.

INVESTMENT STRUCTURE. Global Titans Index Fund invests directly in securities, but may, in the future, invest in securities through one or more underlying mutual funds, or portfolios.

FUND PERFORMANCE
Because the Fund is a new fund, performance information for the Fund is not included in this prospectus.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Citi Global Titans Index Shares.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES - fees paid directly from your investment
--------------------------------------------------------------------------------
Redemption fee paid to the Fund,                                      0.75%
charged only on shares you sell within 180 days of buying them

ANNUAL OPERATING EXPENSES (% of average net assets)
expenses deducted from Fund assets
--------------------------------------------------------------------------------
Management fees                                                       0.35%
Distribution (12b-1) fees                                             None
Other expenses(1)                                                     0.25%
                                                                      ----
Total annual operating expenses                                       0.60%
--------------------------------------------------------------------------------
(1) Based on estimated expenses for the fiscal year ending December 31, 2000. Even if actual other expenses exceed this amount, management has agreed to cap the Fund's other expenses at 0.25%. This cap is voluntary and may be modified or terminated at any time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXPENSES ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

  o you invest $10,000 in the Fund for the time periods indicated;

  o you reinvest all dividends;

  o you then sell all of your shares at the end of those periods;

  o your investment has a 5% return each year - the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

  o the Fund's operating expenses as shown in the table remain the same - the example does not include voluntary fee caps.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 YEAR             3 YEARS
--------------------------------------------------------------------------------
CITI GLOBAL TITANS INDEX SHARES                 $61                 $192
--------------------------------------------------------------------------------

MORE ABOUT THE INDEX
Dow Jones, the sponsor of the Global Titans Index, calculates the value of the Index at three different times during the day, based on the close of various markets world-wide. For the purposes of tracking the performance of its benchmark Index, the Fund will use the value of the Index calculated at the close of the U.S. markets.

Performance for the Dow Jones Global Titans Index is not presented because this Index has been in existence only since July, 1999.

"Dow Jones" and "Dow Jones Global Titans IndexSM" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by SSB Citi Fund Management LLC. The Fund is based on the Dow Jones Global Titans IndexSM, is not sponsored, endorsed sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund. For additional information, please see the Appendix.

CITI(SM) INTERNATIONAL INDEX SHARES
The Fund's goal is to provide long-term capital growth and diversification by approximating, before fees and expenses, the performance of the MSCI Europe, Australasia, and Far East Index (MSCI EAFE(R) Free Index).

The Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective. For simplicity's sake, all discussions of investment objectives, strategies and risks of the Fund refers also to the objectives, strategies and risks of its corresponding Master Portfolio, unless otherwise indicated.

THE INDEX
The MSCI EAFE(R) Free Index is a broadly diversified index of approximately 1100 securities that are listed on the stock exchanges of European countries and Australia, New Zealand, Hong Kong, Japan, and Singapore and that is intended to represent broadly the performance of foreign stock markets. The Index is market-value weighted, so the larger of the companies included in the Index have a greater impact on the performance of the Index than the smaller companies. For this reason, issuers from certain countries or regions could be disproportionately represented in the Index from time to time. The MSCI EAFE(R) Free Index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the Index's performance. The MSCI EAFE(R) Free Index is unmanaged and does not have to maintain liquidity to meet redemption requests or pay expenses.

PRINCIPAL STRATEGIES
KEY INVESTMENTS. The International Index Fund invests in a sampling of securities that are selected and weighted to result in investment characteristics comparable to, and performance that will correlate with the performance before fees and expenses of, the MSCI EAFE(R) Free Index. The statistical sampling techniques are based on capitalization, industry exposures, dividend yield, price/earnings ratio, price/book ratio, earnings growth, country weightings and the effect of foreign taxes. Under normal market conditions, the Fund invests at least 90% of its assets in common stocks included in the MSCI EAFE(R) Free Index. The Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before fees and expenses and the Index.

[Citi is a service mark of Citicorp.]

SELECTION PROCESS. The International Index Fund's manager follows an indexed or "passively managed" approach to investing. This means that the manager does not evaluate individual companies to identify attractive investment candidates. Instead, the manager attempts to mirror the performance of the Index as closely as possible by adjusting the Fund's portfolio periodically to reflect a sampling of the companies included in the Index and their weightings. Like most index funds, the Fund does not mirror the Index exactly because, unlike the Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund's expenses. The Fund's returns are likely to be below those of the Index because of the Fund's short-term investments and its operating expenses.

INVESTMENT STRUCTURE. International Index Fund is structured as a feeder fund. The Fund does not buy individual securities directly. Instead, it invests all of its assets in a corresponding Master Portfolio, International Index Master Portfolio. The Master Portfolio invests in securities in accordance with investment goals, policies and limitations that are similar to those of the Fund.

As other investors invest their assets in the Master Portfolio, certain economic efficiencies may be realized with respect to the Master Portfolio. For example, fixed expenses that otherwise would have been borne solely by the Fund (and the other existing interestholders in the Master Portfolio) would be spread across a larger asset base as more funds invest in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies that should be available through investment in the Master Portfolio may not be fully achieved or maintained. In addition, given the relatively complex nature of the master/feeder structure, accounting and operational difficulties could occur. For example, coordination of calculation of net asset value could be affected at the master and/or feeder level.

International Index Fund may withdraw its investment in its Master Portfolio, without a shareholder vote, if the Board of Trustees determines that it is in the best interests of the Fund and its shareholders to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the hiring of a subadviser to manage the Fund's assets.

WHO MAY WANT TO INVEST
The International Index Fund may be an appropriate investment if you:

  o Are seeking to participate in the long-term growth potential of international markets

  o Currently have exposure to U.S. stock markets and wish to diversify your investment portfolio by adding non-U.S. stocks that may not move in tandem with U.S. stocks

  o Are comfortable with the risks of the stock market and the special risks of investing in foreign securities, including emerging market securities

PRINCIPAL RISKS
As with any mutual fund, you may lose money if you invest in the Fund. The Fund's principal risks are:

INDEX INVESTING RISK. Because the Fund is managed as an index fund, it will not ordinarily sell a portfolio security because of the security's poor performance. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise its Index or to adjust their relative weightings. Although the manager seeks to replicate the performance of the Index, the Fund may underperform its Index even before deducting fees and expenses because the Fund must maintain a portion of its assets in liquid short-term debt securities which historically have generated significantly lower returns than common stocks. In addition, expenses and transaction costs, the size of the Fund and the size and frequency of cash flows into and out of the Fund, and the differences between how and when the Fund and its Index are valued can also cause differences in performance. Because the Fund may use a sampling strategy, it may not track its Index perfectly and differences between the underlying Index and the Fund's portfolio will cause differences in performance.

MARKET RISK. The Fund is exposed to the risks of investing in common stocks. The Fund may not perform as well as other investments, if, among other things: the Index declines or performs poorly relative to other related indexes or individual securities; an adverse event, such as an unfavorable earnings report, negatively affects the price of an issuer in the Index; or the securities issued by companies which comprise the Index fall out of favor with investors.

DERIVATIVES. In seeking to match the performance of its Index, International Index Master Portfolio may engage in futures and options transactions and other derivative securities transactions which involve risk. The futures contracts and options on futures contracts the Master Portfolio may purchase are considered derivatives.

Derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value because of their structure or contract terms. Even a small investment in derivative contracts can have a big impact on the Fund's stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. This may adversely affect the Fund's ability to track its Index.

Certain derivative contracts present the risk that the other party to the contract may not perform. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

FOREIGN SECURITIES. The Fund is exposed to the risks of investing in foreign securities, which can be affected by currency, political, legal, regulatory and operational factors. Foreign markets can be less liquid and more volatile than the U.S. market because of increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. The value of securities of smaller, less well-known issuers can perform differently than the market as a whole and other types of stocks and can be more volatile than that of larger issuers. Because the value of ADRs, in which the Fund may invest, is dependent upon the market price of an underlying foreign security, ADRs are subject to most of the risks associated with foreign investing. The Fund may lose money if the currency in which a security is priced declines in value relative to the U.S. dollar. Currency fluctuations could erase investment gains or add to investment losses.

MORE ON THE FUND'S INVESTMENTS AND RISKS
MONEY MARKET INSTRUMENTS. The Fund may temporarily invest in money market instruments. The Fund invests in money market instruments pending investment of proceeds of the sale of shares of the Fund or settlement of purchases of securities by the Fund or to maintain liquidity to meet anticipated redemptions. The Fund's investments in money market instruments will likely cause the Fund's returns to differ from those of the Index.

FUND PERFORMANCE
Because the Fund does not have a full calendar year of performance, performance information for the Fund is not included in this prospectus.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Citi International Index Shares.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES - fees paid directly from your investment
--------------------------------------------------------------------------------
Redemption fee paid to the Fund,                                      1.50%
charged only on shares you sell within 180 days of buying them

ANNUAL OPERATING EXPENSES (% of average net assets)
expenses deducted from Fund assets
--------------------------------------------------------------------------------
Management fees(1)                                                    0.40%
Distribution (12b-1) fees None
Other expenses(2)(3)                                                  0.25%
                                                                      ----
Total annual operating expenses(4)                                    0.65%
--------------------------------------------------------------------------------
(1) The "Management fees" include an investment management fee payable by the International Index Master Portfolio and an administration fee payable by the Fund.
(2) Based on estimated expenses for the fiscal year ending December 31, 2000.
(3) Includes expenses of the Fund and the underlying investment company in which it invests, International Index Master Portfolio.
(4) Management has agreed to cap the Citi International Index Shares' other expenses to 0.25%. Management may not discontinue or modify this cap without the approval of the Fund's trustees.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXPENSES ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

  o you invest $10,000 in the Fund for the time periods indicated;

  o you reinvest all dividends;

  o you then sell all of your shares at the end of those periods;

  o your investment has a 5% return each year - the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

  o the Fund's operating expenses as shown in the table remain the same - the example reflects the cap on operating expenses.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR           3 YEARS
--------------------------------------------------------------------------------
CITI INTERNATIONAL INDEX SHARES                   $66             $208
--------------------------------------------------------------------------------

MORE ABOUT THE INDEX
The chart below sets forth the annual total returns of the MSCI EAFE (R) Free Index for each of the past ten calendar years. The line graph below shows the growth of a $10,000 investment in the stocks comprising the Index over the past ten calendar years. The data is provided to illustrate the past performance of the Fund's Index and does not represent the performance of the Fund. Investors should not consider this performance data as an indication of future performance of the Fund. The returns are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investing in the Fund.

All returns presented were calculated on a total return basis, which includes the reinvestment of all distributions. Performance of the Fund for the periods shown below would have been lower because of the Fund's short-term investments and its operating expenses.

Annual Total Returns -- MSCI EAFE(R) Free Index

                  1990                             (23.33)%
                  1991                              12.56%
                  1992                             (11.91)%
                  1993                              33.06%
                  1994                               8.04%
                  1995                              11.62%
                  1996                               6.45%
                  1997                               1.83%
                  1998                              20.42%
                  1999                              27.05%

                       MSCI EAFE(R) FREE INDEX - LINE GRAPH
                   (in thousands)
                    DATE                     GROWTH OF $10,000
                  --------------------------------------------
                  12/31/89                      10,000.00
                   1/31/90                       9,621.95
                   2/28/90                       8,941.09
                   3/31/90                       7,999.03
                   4/30/90                       7,939.13
                   5/31/90                       8,844.63
                   6/30/90                       8,760.54
                   7/31/90                       8,881.33
                   8/31/90                       8,023.43
                   9/30/90                       6,914.60
                  10/31/90                       8,013.51
                  11/30/90                       7,539.99
                  12/31/90                       7,666.89
                   1/31/91                       7,907.98
                   2/28/91                       8,760.89
                   3/31/91                       8,232.24
                   4/30/91                       8,321.67
                   5/31/91                       8,406.82
                   6/30/91                       7,790.43
                   7/31/91                       8,173.96
                   8/31/91                       8,009.79
                   9/30/91                       8,476.42
                  10/31/91                       8,605.86
                  11/30/91                       8,202.71
                  12/31/91                       8,629.48
                   1/31/92                       8,441.83
                   2/29/92                       8,141.47
                   3/31/92                       7,596.59
                   4/30/92                       7,634.34
                   5/31/92                       8,150.05
                   6/30/92                       7,765.54
                   7/31/92                       7,570.43
                   8/31/92                       8,058.44
                   9/30/92                       7,904.75
                  10/31/92                       7,488.66
                  11/30/92                       7,557.56
                  12/31/92                       7,601.86
                   1/31/93                       7,600.38
                   2/28/93                       7,832.33
                   3/31/93                       8,516.99
                   4/30/93                       9,327.92
                   5/31/93                       9,530.69
                   6/30/93                       9,383.75
                   7/31/93                       9,714.13
                   8/31/93                      10,244.53
                   9/30/93                      10,016.94
                  10/31/93                      10,333.47
                  11/30/93                       9,427.90
                  12/31/93                      10,114.67
                   1/31/94                      10,963.85
                   2/28/94                      10,929.61
                   3/31/94                      10,460.38
                   4/30/94                      10,914.22
                   5/31/94                      10,856.28
                   6/30/94                      11,009.55
                   7/31/94                      11,120.71
                   8/31/94                      11,388.80
                   9/30/94                      11,033.60
                  10/31/94                      11,405.74
                  11/30/94                      10,859.80
                  12/31/94                      10,927.58
                   1/31/95                      10,506.99
                   2/28/95                      10,483.58
                   3/31/95                      11,139.27
                   4/30/95                      11,561.40
                   5/31/95                      11,433.86
                   6/30/95                      11,234.61
                   7/31/95                      11,935.23
                   8/31/95                      11,480.83
                   9/30/95                      11,711.86
                  10/31/95                      11,402.58
                  11/30/95                      11,722.90
                  12/31/95                      12,196.99
                   1/31/96                      12,261.60
                   2/29/96                      12,304.07
                   3/31/96                      12,564.98
                   4/30/96                      12,930.51
                   5/31/96                      12,692.59
                   6/30/96                      12,771.06
                   7/31/96                      12,398.42
                   8/31/96                      12,433.72
                   9/30/96                      12,766.42
                  10/31/96                      12,634.87
                  11/30/96                      13,146.71
                  12/31/96                      12,983.74
                   1/31/97                      12,539.04
                   2/28/97                      12,741.60
                   3/31/97                      12,781.32
                   4/30/97                      12,853.32
                   5/31/97                      13,693.50
                   6/30/97                      14,452.62
                   7/31/97                      14,692.02
                   8/31/97                      13,574.19
                   9/30/97                      14,337.17
                  10/31/97                      13,241.49
                  11/30/97                      13,104.18
                  12/31/97                      13,220.96
                   1/31/98                      13,832.29
                   2/28/98                      14,721.54
                   3/31/98                      15,176.02
                   4/30/98                      15,298.14
                   5/31/98                      15,225.87
                   6/30/98                      15,343.28
                   7/31/98                      15,504.78
                   8/31/98                      13,587.40
                   9/30/98                      13,177.51
                  10/31/98                      14,559.27
                  11/30/98                      15,312.48
                  12/31/98                      15,921.00
                   1/31/99                      15,873.19
                   2/28/99                      15,498.52
                   3/31/99                      16,142.05
                   4/30/99                      16,805.76
                   5/31/99                      15,931.69
                   6/30/99                      16,548.85
                   7/31/99                      17,045.02
                   8/31/99                      17,107.73
                   9/30/99                      17,282.66
                  10/31/99                      17,933.01
                  11/30/99                      18,558.82
                  12/31/99                      20,228.15

MSCI, Morgan Stanley Capital International, EAFE and MSCI EAFE Free Index are service marks of MSCI and have been licensed for use by SSB Citi Fund Management LLC. The Citi International Index Shares are not sponsored, endorsed, sold or promoted by MSCI. Nor does this company make any representation regarding the advisability of investing in the Citi International Index Shares. For additional information, please see the Appendix.

CITI(SM) FINANCIAL SERVICES INDEX SHARES
The Fund's goal is to provide investment results that, before fees and expenses, correspond to the performance of the Goldman Sachs Sector Index - Financials (GSSI Financials Index).

THE INDEX
The GSSI Financials Index is an index of common stocks traded on the New York Stock Exchange, the American Stock Exchange or The Nasdaq Stock Market that is designed to measure the performance of companies in the financial services sector. The Index includes stocks issued by the following types of companies:

  o Banking services -- regional trust, money center, commercial and consumer finance services including credit cards, savings and loans, and mortgage finance

  o Brokerage firms and asset managers

  o Insurance companies including brokers, life insurance, property and casualty, disability and reinsurance

  o Real estate companies including developers, investors, operating companies and real estate investment trusts

The GSSI Financials Index includes the stocks of domestic and foreign companies with a range of market capitalizations, including small and medium market capitalization companies with market capitalizations under $5 billion. The
Index is modified market capitalization-weighted, meaning that, subject to some limitations, a company with a larger market capitalization will have a bigger impact on the performance of the Index. As of July 31, 2000, the GSSI Financials Index included 256 stocks.

[Citi is a service mark of Citicorp.]

The GSSI Financials Index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the Index's performance. The GSSI Financials Index is unmanaged and does not have to maintain liquidity to meet redemption requests or pay expenses.

PRINCIPAL STRATEGIES
KEY INVESTMENTS. The Fund seeks to achieve its investment goal by investing substantially all of its assets in the stocks that comprise the GSSI Financials Index and in derivatives based on the performance of the Index or the market sector represented by the Index. Normally, the Fund invests at least 80% of its assets in securities of companies included in the Index and in derivatives based on the performance of the Index or the market sector represented by the Index. The Fund may use replication or sampling techniques to track the performance of its Index.

The Fund's derivatives and investment techniques may include buying and selling options and futures contracts, entering into swap agreements and purchasing indexed securities to track the performance of the GSSI Financials Index. The Fund also may enter into repurchase agreements and lend portfolio securities.

SELECTION PROCESS. The Financial Services Index Fund is a "pure" index Fund. This means that the manager does not evaluate individual companies to identify attractive investment candidates. Instead, the manager attempts to mirror the performance of the Index as closely as possible by adjusting the Fund's portfolio periodically to match or sample the companies included in the Index and their weightings. Like most index funds, the Fund will not mirror the Index exactly because, unlike the Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund's expenses. The Fund's returns are likely to be below those of the Index because of the Fund's short-term investments and its operating expenses.

WHO MAY WANT TO INVEST
The Fund may be an appropriate investment if you:

  o Are seeking to participate in the long-term growth potential of the financial services sector

  o Are seeking capital appreciation and can tolerate short-term volatility

  o Are comfortable with the risks of the stock market and the special risks of foreign securities

  o Currently have exposure to the stock market and can tolerate concentrated investment in a single market sector.

PRINCIPAL RISKS
As with any mutual fund, you may lose money if you invest in the Fund. The Fund's principal risks are:

SECTOR INVESTING RISK. The Fund's investment performance will be closely tied to the performance of the financial services sector. Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect the financial services sector and the securities of companies in that sector could react similarly to these or other developments. The financial services industries are subject to extensive government regulation and relatively rapid change because of increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, and price competition. The performance of the financial services sector may differ in direction and degree from that of the overall stock market.

NON-DIVERSIFICATION AND CONCENTRATION. The Fund is "non-diversified," which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the Fund concentrates its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers. Also, the Fund's investments are concentrated in a particular sector of the economy. This means that the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets. The Fund's share price is likely to be more volatile than those of other mutual funds, and the value of your investment in the Fund may rise or fall rapidly.

INDEX INVESTING RISK. Because the Fund is managed as an index fund, it will not ordinarily sell a portfolio security because of the security's poor performance. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise its Index or to adjust their relative weightings. Although the manager seeks to replicate the performance of the Index, the Fund may underperform its Index even before deducting fees and expenses because the Fund must maintain a portion of its assets in liquid short-term debt securities which historically have generated significantly lower returns than common stocks. In addition, expenses and transaction costs, the size of the Fund and the size and frequency of cash flows into and out of the Fund, and the differences between how and when the Fund and its Index are valued can also cause differences in performance. Because the Fund may use a sampling strategy, it may not track its Index perfectly and differences between the underlying Index and the Fund's portfolio will cause differences in performance.

MARKET RISK. The Fund is exposed to the risks of investing in common stocks. The Fund may not perform as well as other investments, if, among other things: the Index declines or performs poorly relative to other related indexes or individual securities; an adverse event, such as an unfavorable earnings report, negatively affects the price of an issuer in the Index; or the securities issued by companies which comprise the Index fall out of favor with investors.

DERIVATIVES. Derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value because of their structure or contract terms. Even a small investment in derivative contracts can have a big impact on the Fund's stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. This may adversely affect the Fund's ability to track its Index.

Certain derivative contracts present the risk that the other party to the contract may not perform. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

FOREIGN SECURITIES. The Fund may purchase common stocks of the foreign companies included in its Index. These securities are publicly traded on the New York Stock Exchange, the American Stock Exchange or The Nasdaq Stock Market. The Fund is exposed to the risks of investing in foreign securities, which can be affected by currency, political, legal, regulatory and operational factors.

SMALLER COMPANIES. The Fund's investments may include smaller capitalization companies whose stocks tend to have more price volatility than larger companies.

MORE ON THE FUND'S INVESTMENTS AND RISKS
MONEY MARKET INSTRUMENTS. The Fund may temporarily invest in money market instruments. The Fund invests in money market instruments pending investment of proceeds of the sale of shares of the Fund or settlement of purchases of securities by the Fund or to maintain liquidity to meet anticipated redemptions. The Fund's investments in money market instruments will likely cause the Fund's returns to differ from those of the Index.

SECURITIES LENDING. If the Fund lends its securities to earn income, it will receive cash or other securities as collateral for the loan, which must be returned to the borrower at the completion of the loan. The Fund typically invests cash collateral received in short-term investments. The Fund could lose money if the lent securities are not returned by the borrower at the termination of the loan, or if the value of its short-term investment of the cash collateral declines over the period of the loan.

INVESTMENT STRUCTURE. The Financial Services Index Fund invests directly in securities, but may, in the future, invest in securities through one or more underlying mutual funds, or portfolios.

FUND PERFORMANCE
Because the Fund is a new fund, performance information for the Fund is not included in this prospectus.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Citi Financial Services Index Shares.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES - fees paid directly from your investment
--------------------------------------------------------------------------------
Redemption fee paid to the Fund,                                        0.75%
charged only on shares you sell within 180 days of buying them

ANNUAL OPERATING EXPENSES (% of average net assets)
expenses deducted from Fund assets
--------------------------------------------------------------------------------
Management fees                                                         0.50%
Distribution (12b-1) fees None
Other expenses(1)                                                       0.25%
                                                                        ----
Total annual operating expenses                                         0.75%
--------------------------------------------------------------------------------
(1) Based on estimated expenses for the fiscal year ending December 31, 2000. Even if actual other expenses exceed this amount, management has agreed to cap the Fund's other expenses at 0.25%. This cap is voluntary and may be modified or terminated at any time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXPENSES ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

  o  you invest $10,000 in the Fund for the time periods indicated;

  o  you reinvest all dividends;

  o  you then sell all of your shares at the end of those periods;

  o your investment has a 5% return each year - the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

  o the Fund's operating expenses as shown in the table remain the same - the example does not include voluntary fee caps.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
                                                     1 YEAR         3 YEARS
--------------------------------------------------------------------------------
CITI FINANCIAL SERVICES INDEX SHARES                   $77            $240
--------------------------------------------------------------------------------

MORE ABOUT THE INDEX
The chart below sets forth the annual total returns of the GSSI Financials Index since its inception. The line graph below shows the growth of a $10,000 investment in the stocks comprising the Index since its inception. The data is provided to illustrate the past performance of the Fund's Index and does not represent the performance of the Fund. Investors should not consider this performance data as an indication of future performance of the Fund. The returns are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investing in the Fund.

All returns presented were calculated on a total return basis, which includes the reinvestment of all distributions. Performance of the Fund for the periods shown below would have been lower because of the Fund's short-term investments and its operating expenses.

Annual Total Returns -- GSSI Financials Index

                  1997                              48.73%
                  1998                               9.04%
                  1999                              (0.94)%

                  GOLDMAN SACHS FINANCIALS INDEX (LINE GRAPH)
                   (in thousands)
                    DATE                    GROWTH OF $10,000
                  -------------------------------------------
                  12/31/96                      10,000.00
                   1/31/97                      10,690.00
                   2/28/97                      11,069.50
                   3/31/97                      10,333.37
                   4/30/97                      11,013.31
                   5/31/97                      11,602.52
                   6/30/97                      12,306.79
                   7/31/97                      13,638.39
                   8/31/97                      12,794.17
                   9/30/97                      13,835.62
                  10/31/97                      13,587.96
                  11/30/97                      14,090.72
                  12/31/97                      14,871.34
                   1/31/98                      14,480.23
                   2/28/98                      15,737.11
                   3/31/98                      16,662.45
                   4/30/98                      16,949.05
                   5/31/98                      16,576.17
                   6/30/98                      17,151.36
                   7/31/98                      16,947.26
                   8/31/98                      13,222.25
                   9/30/98                      13,485.37
                  10/31/98                      14,949.89
                  11/30/98                      15,858.84
                  12/31/98                      16,215.66
                   1/31/99                      16,359.98
                   2/28/99                      16,481.05
                   3/31/99                      17,016.68
                   4/30/99                      18,178.92
                   5/31/99                      17,340.87
                   6/30/99                      17,790.00
                   7/31/99                      16,791.98
                   8/31/99                      15,954.06
                   9/30/99                      15,022.34
                  10/31/99                      17,176.55
                  11/30/99                      16,384.71
                  12/31/99                      16,060.29

"GSSI" and "Goldman Sachs Sector Indices" are trademarks of Goldman Sachs & Co. and have been licensed for use by SSB Citi Fund Management LLC for use in connection with the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Goldman, Sachs & Co. or any of its affiliates. Neither Goldman, Sachs & Co. nor any of its affiliates make any representation regarding the advisability of investing in the Fund. For additional information, please see the Appendix.

CITI(SM) HEALTH SCIENCES INDEX SHARES
The Fund's goal is to provide investment results that, before fees and expenses, correspond to the performance of the Goldman Sachs Sector Index - Healthcare (GSSI Healthcare Index).

THE INDEX
The GSSI Healthcare Index is an index of common stocks traded on the New York Stock Exchange, the American Stock Exchange or The Nasdaq Stock Market that is designed to measure the performance of companies in the health sciences sector. The Index includes stocks issued by the following types of companies:

  o Providers of healthcare-related services including long-term care and hospital facilities, healthcare management organizations and continuing care services

  o Researchers, manufacturers, and distributors of pharmaceuticals, drugs and related sciences, and medical supplies, instruments and products

The GSSI Healthcare Index includes the stocks of domestic and foreign companies with a range of market capitalizations, including small and medium market capitalization companies with market capitalizations under $5 billion. The Index is modified market capitalization-weighted, meaning that, subject to some limitations, a company with a larger market capitalization will have a bigger impact on the performance of the Index. As of July 31, 2000, the GSSI
Healthcare Index included 113 stocks.

[Citi is a service mark of Citicorp.]

The GSSI Healthcare Index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the Index's performance. The GSSI Healthcare Index is unmanaged and does not have to maintain liquidity to meet redemption requests or pay expenses.

PRINCIPAL STRATEGIES
KEY INVESTMENTS. The Fund seeks to achieve its investment goal by investing substantially all of its assets in the stocks that comprise the GSSI Healthcare Index and in derivatives based on the performance of the Index or the market sector represented by the Index. Normally, the Fund invests at least 80% of its assets in securities of companies included in the Index and in derivatives based on the performance of the Index or the market sector represented by the Index. The Fund may use replication or sampling techniques to track the performance of its Index.

The Fund's derivatives and investment techniques may include buying and selling options and futures contracts, entering into swap agreements and purchasing indexed securities to track the performance of the GSSI Healthcare Index. The Fund also may enter into repurchase agreements and lend portfolio securities.

SELECTION PROCESS. The Health Sciences Index Fund is a "pure" index Fund. This means that the manager does not evaluate individual companies to identify attractive investment candidates. Instead, the manager attempts to mirror the performance of the Index as closely as possible by adjusting the Fund's portfolio periodically to match or sample the companies included in the Index and their weightings. Like most index funds, the Fund will not mirror the Index exactly because, unlike the Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund's expenses. The Fund's returns are likely to be below those of the Index because of the Fund's short-term investments and its operating expenses.

WHO MAY WANT TO INVEST
The Fund may be an appropriate investment if you:

  o Are seeking to participate in the long-term growth potential of the health sciences sector

  o Are seeking capital appreciation and can tolerate significant short-term volatility

  o Are comfortable with the risks of the stock market and the special risks of foreign securities

  o Currently have exposure to the stock market and can tolerate concentrated investment in a single market sector.

PRINCIPAL RISKS
As with any mutual fund, you may lose money if you invest in the Fund. The Fund's principal risks are:

SECTOR INVESTING RISK. The Fund's investment performance will be closely tied to the performance of the health sciences sector. Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect the health sciences sector and the securities of companies in that sector could react similarly to these or other developments. The health science industries are subject to government regulation and government approval of products and services, which could have a significant effect on price and availability, and can be significantly affected by rapid obsolescence. Lawsuits or other legal proceedings against the companies in this sector may adversely affect such companies, the market value of their securities or the Fund's performance. The performance of the health sciences sector may differ in direction and degree from that of the overall stock market.

NON-DIVERSIFICATION AND CONCENTRATION. The Fund is "non-diversified," which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the Fund concentrates its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers. Also, the Fund's investments are concentrated in a particular sector of the economy. This means that the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets. The Fund's share price is likely to be more volatile than those of other mutual funds, and the value of your investment in the Fund may rise or fall rapidly.

INDEX INVESTING RISK. Because the Fund is managed as an index fund, it will not ordinarily sell a portfolio security because of the security's poor performance. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise its Index or to adjust their relative weightings. Although the manager seeks to replicate the performance of the Index, the Fund may underperform its Index even before deducting fees and expenses because the Fund must maintain a portion of its assets in liquid short-term debt securities which historically have generated significantly lower returns than common stocks. In addition, expenses and transaction costs, the size of the Fund and the size and frequency of cash flows into and out of the Fund, and the differences between how and when the Fund and its Index are valued can also cause differences in performance. Because the Fund may use a sampling strategy, it may not track its Index perfectly and differences between the underlying Index and the Fund's portfolio will cause differences in performance.

MARKET RISK. The Fund is exposed to the risks of investing in common stocks. The Fund may not perform as well as other investments, if, among other things: the Index declines or performs poorly relative to other related indexes or individual securities; an adverse event, such as an unfavorable earnings report, negatively affects the price of an issuer in the Index; or the securities issued by companies which comprise the Index fall out of favor with investors.

DERIVATIVES. Derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value because of their structure or contract terms. Even a small investment in derivative contracts can have a big impact on the Fund's stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. This may adversely affect the Fund's ability to track its Index.

Certain derivative contracts present the risk that the other party to the contract may not perform. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

FOREIGN SECURITIES. The Fund may purchase common stocks of the foreign companies included in its Index. These securities are publicly traded on the New York Stock Exchange, the American Stock Exchange or The Nasdaq Stock Market. The Fund is exposed to the risks of investing in foreign securities, which can be affected by currency, political, legal, regulatory and operational factors.

SMALLER COMPANIES. The Fund's investments may include smaller capitalization companies whose stocks tend to have more price volatility than larger companies.

MORE ON THE FUND'S INVESTMENTS AND RISKS
MONEY MARKET INSTRUMENTS. The Fund may temporarily invest in money market instruments. The Fund invests in money market instruments pending investment of proceeds of the sale of shares of the Fund or settlement of purchases of securities by the Fund or to maintain liquidity to meet anticipated redemptions. The Fund's investments in money market instruments will likely cause the Fund's returns to differ from those of the Index.

SECURITIES LENDING. If the Fund lends its securities to earn income, it will receive cash or other securities as collateral for the loan, which must be returned to the borrower at the completion of the loan. The Fund typically invests cash collateral received in short-term investments. The Fund could lose money if the lent securities are not returned by the borrower at the termination of the loan, or if the value of its short-term investment of the cash collateral declines over the period of the loan.

INVESTMENT STRUCTURE. The Health Sciences Index Fund invests directly in securities, but may, in the future, invest in securities through one or more underlying mutual funds, or portfolios.

FUND PERFORMANCE
Because the Fund is a new fund, performance information for the Fund is not included in this prospectus.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Citi Health Sciences Index Shares.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES - fees paid directly from your investment
--------------------------------------------------------------------------------
Redemption fee paid to the Fund,                                   0.75%
charged only on shares you sell within 180 days of buying them

ANNUAL OPERATING EXPENSES (% of average net assets)
expenses deducted from Fund assets
--------------------------------------------------------------------------------
Management fees                                                    0.50%
Distribution (12b-1) fees                                           None
Other expenses(1)                                                  0.25%
                                                                   -----
Total annual operating expenses                                    0.75%

(1) Based on estimated expenses for the fiscal year ending December 31, 2000. Even if actual other expenses exceed this amount, management has agreed to cap the Fund's other expenses at 0.25%. This cap is voluntary and may be modified or terminated at any time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXPENSES ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

  o you invest $10,000 in the Fund for the time periods indicated;

  o you reinvest all dividends;

  o you then sell all of your shares at the end of those periods;

  o your investment has a 5% return each year - the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

  o the Fund's operating expenses as shown in the table remain the same - the example does not include voluntary fee caps.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   1 Year            3 Years
--------------------------------------------------------------------------------
CITI HEALTH SCIENCES INDEX SHARES                    $77               $240
--------------------------------------------------------------------------------

MORE ABOUT THE INDEX
The chart below sets forth the annual total returns of the GSSI Healthcare Index since its inception. The line graph below shows the growth of a $10,000 investment in the stocks comprising the Index since its inception. The data is provided to illustrate the past performance of the Fund's Index and does not represent the performance of the Fund. Investors should not consider this performance data as an indication of future performance of the Fund. The returns are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investing in the Fund.

All returns presented were calculated on a total return basis, which includes the reinvestment of all distributions. Performance of the Fund for the periods shown below would have been lower because of the Fund's short-term investments and its operating expenses.

Annual Total Returns -- GSSI Healthcare Index

                  1997                              36.67%
                  1998                              40.26%
                  1999                              (4.04)%

                  GOLDMAN SACHS HEALTHCARE INDEX (LINE GRAPH)
                   (in thousands)
                    DATE                   GROWTH OF $10,000
                  ------------------------------------------
                  12/31/96                      10,000.00
                   1/31/97                      10,829.00
                   2/28/97                      10,991.44
                   3/31/97                      10,238.52
                   4/30/97                      10,874.33
                   5/31/97                      11,706.22
                   6/30/97                      12,620.48
                   7/31/97                      13,014.24
                   8/31/97                      12,280.23
                   9/30/97                      12,953.19
                  10/31/97                      12,797.75
                  11/30/97                      13,278.95
                  12/31/97                      13,668.02
                   1/31/98                      14,302.22
                   2/28/98                      15,227.57
                   3/31/98                      15,918.90
                   4/30/98                      16,337.57
                   5/31/98                      16,074.53
                   6/30/98                      16,997.21
                   7/31/98                      17,007.41
                   8/31/98                      14,767.53
                   9/30/98                      16,431.83
                  10/31/98                      17,167.98
                  11/30/98                      18,084.75
                  12/31/98                      19,173.45
                   1/31/99                      19,104.43
                   2/28/99                      18,867.53
                   3/31/99                      19,444.88
                   4/30/99                      18,538.75
                   5/31/99                      18,227.30
                   6/30/99                      19,000.13
                   7/31/99                      18,407.33
                   8/31/99                      18,764.43
                   9/30/99                      17,090.65
                  10/31/99                      18,338.26
                  11/30/99                      18,879.24
                  12/31/99                      18,399.71

"GSSI" and "Goldman Sachs Sector Indices" are trademarks of Goldman Sachs & Co. and have been licensed for use by SSB Citi Fund Management LLC for use in connection with the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Goldman, Sachs & Co. or any of its affiliates. Neither Goldman, Sachs & Co. nor any of its affiliates make any representation regarding the advisability of investing in the Fund. For additional information, please see the Appendix.

CITI(SM) TECHNOLOGY INDEX SHARES
The Fund's goal is to provide investment results that, before fees and expenses, correspond to the performance of the Goldman Sachs Technology (GSTI(TM) Composite) Index.

THE INDEX
The GSTI Composite Index is an index of common stocks traded on the New York Stock Exchange, the American Stock Exchange or The Nasdaq Stock Market that is designed to measure the performance of companies in the technology sector. The Index includes stocks issued by the following types of companies:

  o Producers of sophisticated devices related to the fields of computers, electronics, networking and Internet services

  o Producers of computer and Internet software

  o Consultants for information technology

  o Providers of computer services

The GSTI Composite Index includes the stocks of domestic and foreign companies with a range of market capitalizations, including small and medium market capitalization companies with market capitalizations under $5 billion. The Index is modified market capitalization-weighted, meaning that, subject to some limitations, a company with a larger market capitalization will have a bigger impact on the performance of the Index. As of July 31, 2000, the GSTI Composite Index included 221 stocks.

[Citi is a service mark of Citicorp.]

The GSTI Composite Index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the Index's performance. The GSTI Composite Index is unmanaged and does not have to maintain liquidity to meet redemption requests or pay expenses.

PRINCIPAL STRATEGIES
KEY INVESTMENTS. The Fund seeks to achieve its investment goal by investing substantially all of its assets in the stocks that comprise the GSTI Composite Index and in derivatives based on the performance of the Index or the market sector represented by the Index. Normally, the Fund invests at least 80% of its assets in securities of companies included in the Index and in derivatives based on the performance of the Index or the market sector represented by the Index. The Fund may use replication or sampling techniques to track the performance of its Index.

The Fund's derivatives and investment techniques may include buying and selling options and futures contracts, entering into swap agreements and purchasing indexed securities to track the performance of the GSTI Composite Index. The Fund also may enter into repurchase agreements and lend portfolio securities.

SELECTION PROCESS. The Technology Index Fund is a "pure" index Fund. This means that the manager does not evaluate individual companies to identify attractive investment candidates. Instead, the manager attempts to mirror the performance of the Index as closely as possible by adjusting the Fund's portfolio periodically to match or sample the companies included in the Index and their weightings. Like most index funds, the Fund will not mirror the Index exactly because, unlike the Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund's expenses. The Fund's returns are likely to be below those of the Index because of the Fund's short-term investments and its operating expenses.

WHO MAY WANT TO INVEST
The Fund may be an appropriate investment if you:

  o Are seeking to participate in the long-term growth potential of the technology sector

  o Are seeking capital appreciation and can tolerate significant short-term volatility

  o Are comfortable with the risks of the stock market and the special risks of foreign securities

  o Currently have exposure to the stock market and can tolerate concentrated investment in a single market sector.

PRINCIPAL RISKS
As with any mutual fund, you may lose money if you invest in the Fund. The Fund's principal risks are:

SECTOR INVESTING RISK. The Fund's investment performance will be closely tied to the performance of the technology sector. Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect the technology sector and the securities of companies in that sector could react similarly to these or other developments. Technology companies can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants. The technology sector may be subject to greater governmental regulation than many other areas, and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on the sector. The performance of the technology sector may differ in direction and degree from that of the overall stock market.

NON-DIVERSIFICATION AND CONCENTRATION. The Fund is "non-diversified," which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the Fund concentrates its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers. Also, the Fund's investments are concentrated in a particular sector of the economy. This means that the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets. The Fund's share price is likely to be more volatile than those of other mutual funds, and the value of your investment in the Fund may rise or fall rapidly.

INDEX INVESTING RISK. Because the Fund is managed as an index fund, it will not ordinarily sell a portfolio security because of the security's poor performance. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise its Index or to adjust their relative weightings. Although the manager seeks to replicate the performance of the Index, the Fund may underperform its Index even before deducting fees and expenses because the Fund must maintain a portion of its assets in liquid short-term debt securities which historically have generated significantly lower returns than common stocks. In addition, expenses and transaction costs, the size of the Fund and the size and frequency of cash flows into and out of the Fund, and the differences between how and when the Fund and its Index are valued can also cause differences in performance. Because the Fund may use a sampling strategy, it may not track its Index perfectly and differences between the underlying Index and the Fund's portfolio will cause differences in performance.

MARKET RISK. The Fund is exposed to the risks of investing in common stocks. The Fund may not perform as well as other investments, if, among other things: the Index declines or performs poorly relative to other related indexes or individual securities; an adverse event, such as an unfavorable earnings report, negatively affects the price of an issuer in the Index; or the securities issued by companies which comprise the Index fall out of favor with investors.

DERIVATIVES. Derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value because of their structure or contract terms. Even a small investment in derivative contracts can have a big impact on the Fund's stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. This may adversely affect the Fund's ability to track its Index.

Certain derivative contracts present the risk that the other party to the contract may not perform. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

FOREIGN SECURITIES. The Fund may purchase common stocks of the foreign companies included in its Index. These securities are publicly traded on the New York Stock Exchange, the American Stock Exchange or The Nasdaq Stock Market. The Fund is exposed to the risks of investing in foreign securities, which can be affected by currency, political, legal, regulatory and operational factors.

SMALLER COMPANIES. The Fund's investments may include smaller capitalization companies whose stocks tend to have more price volatility than larger companies.

MORE ON THE FUND'S INVESTMENTS AND RISKS
MONEY MARKET INSTRUMENTS. The Fund may temporarily invest in money market instruments. The Fund invests in money market instruments pending investment of proceeds of the sale of shares of the Fund or settlement of purchases of securities by the Fund or to maintain liquidity to meet anticipated redemptions. The Fund's investments in money market instruments will likely cause the Fund's returns to differ from those of the Index.

SECURITIES LENDING. If the Fund lends its securities to earn income, it will receive cash or other securities as collateral for the loan, which must be returned to the borrower at the completion of the loan. The Fund typically invests cash collateral received in short-term investments. The Fund could lose money if the lent securities are not returned by the borrower at the termination of the loan, or if the value of its short-term investment of the cash collateral declines over the period of the loan.

INVESTMENT STRUCTURE. The Technology Index Fund invests directly in securities, but may, in the future, invest in securities through one or more underlying mutual funds, or portfolios.

FUND PERFORMANCE
Because the Fund is a new fund, performance information for the Fund is not included in this prospectus.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Citi Technology Index Shares.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES - fees paid directly from your investment
--------------------------------------------------------------------------------
Redemption fee paid to the Fund,                                    0.75%
charged only on shares you sell within 180 days of buying them

ANNUAL OPERATING EXPENSES (% of average net assets)
expenses deducted from Fund assets
--------------------------------------------------------------------------------
Management fees                                                     0.50%
Distribution (12b-1) fees                                            None
Other expenses(1)                                                   0.25%
                                                                    ----
Total annual operating expenses                                     0.75%
--------------------------------------------------------------------------------
(1) Based on estimated expenses for the fiscal year ending December 31, 2000. Even if actual other expenses exceed this amount, management has agreed to cap the Fund's other expenses at 0.25%. This cap is voluntary and may be modified or terminated at any time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXPENSES ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

  o  you invest $10,000 in the Fund for the time periods indicated;

  o  you reinvest all dividends;

  o  you then sell all of your shares at the end of those periods;

  o your investment has a 5% return each year - the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

  o the Fund's operating expenses as shown in the table remain the same - the example does not include voluntary fee caps.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 Year           3 Years
--------------------------------------------------------------------------------
CITI TECHNOLOGY INDEX SHARES                     $77              $240
--------------------------------------------------------------------------------

MORE ABOUT THE INDEX
The chart below sets forth the annual total returns of the GSTI Composite Index since its inception. The line graph below shows the growth of a $10,000 investment in the stocks comprising the Index since its inception. The data is provided to illustrate the past performance of the Fund's Index and does not represent the performance of the Fund. Investors should not consider this performance data as an indication of future performance of the Fund. The returns are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investing in the Fund. In particular, investors should note the performance of the Index for the past two calendar years was exceptional and will likely not be repeated.

All returns presented were calculated on a total return basis, which includes the reinvestment of all distributions. Performance of the Fund for the periods shown below would have been lower because of the Fund's short-term investments and its operating expenses.

Annual Total Returns -- GSTI Composite Index

                  1997                              23.52%
                  1998                              69.16%
                  1999                              88.87%

                  GOLDMAN SACHS TECHNOLOGY INDEX (LINE GRAPH)
                   (in thousands)
                    DATE                    GROWTH OF $10,000
                  -------------------------------------------
                  12/31/96                      10,000.00
                   1/31/97                      11,089.00
                   2/28/97                      10,216.30
                   3/31/97                       9,680.96
                   4/30/97                      10,546.44
                   5/31/97                      11,620.07
                   6/30/97                      11,769.97
                   7/31/97                      13,876.79
                   8/31/97                      13,556.24
                   9/30/97                      13,964.28
                  10/31/97                      12,761.95
                  11/30/97                      12,969.97
                  12/31/97                      12,351.31
                   1/31/98                      12,992.34
                   2/28/98                      14,402.01
                   3/31/98                      14,636.76
                   4/30/98                      15,466.67
                   5/31/98                      14,410.29
                   6/30/98                      15,663.99
                   7/31/98                      16,008.60
                   8/31/98                      13,109.44
                   9/30/98                      14,974.91
                  10/31/98                      16,077.07
                  11/30/98                      17,950.04
                  12/31/98                      20,892.06
                   1/31/99                      24,247.32
                   2/28/99                      21,337.64
                   3/31/99                      23,162.01
                   4/30/99                      23,891.61
                   5/31/99                      23,631.19
                   6/30/99                      26,410.22
                   7/31/99                      26,156.68
                   8/31/99                      27,519.45
                   9/30/99                      27,794.64
                  10/31/99                      28,778.57
                  11/30/99                      32,801.82
                  12/31/99                      39,700.00

"GSTI", "GSTI Composite Index", "Goldman Sachs Technology Index", "GSSI" and "Goldman Sachs Sector Indices" are trademarks of Goldman Sachs & Co. and have been licensed for use by SSB Citi Fund Management LLC for use in connection with the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Goldman, Sachs & Co. or any of its affiliates. Neither Goldman, Sachs & Co. nor any of its affiliates make any representation regarding the advisability of investing in the Fund. For additional information, please see the Appendix.

CITI(SM) U.S. BOND INDEX SHARES
The Fund's goal is to provide investment results that, before fees and expenses, correspond to the performance of the Lehman Brothers Aggregate Bond Index(R) (Lehman Bond Index).

THE INDEX
The Lehman Bond Index measures the total universe of public investment-grade fixed income securities in the U.S., including government, corporate, mortgage-backed, asset-backed, and international U.S. dollar-denominated bonds, all with maturities of over 1 year. As of December 31, 1999, the Lehman Bond Index included more than 5,500 bonds. The Index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the Index's performance. The Index is unmanaged and does not have to maintain liquidity to meet redemption requests or pay expenses.

PRINCIPAL STRATEGIES
KEY INVESTMENTS. The U.S. Bond Index Fund may use replication or sampling techniques to track the performance of the Lehman Bond Index. The Fund also may use derivatives and investment techniques such as buying and selling options and futures contracts, entering into swap agreements and purchasing indexed securities to track the performance of the Index. The Fund also may enter into repurchase agreements and lend portfolio securities.

SELECTION PROCESS. The U.S. Bond Index Fund is a "pure" index Fund. This means that the manager does not evaluate individual bonds to identify attractive investment candidates. Instead, the manager attempts to mirror the performance of the Index as closely as possible by adjusting the Fund's portfolio periodically to reflect the bonds included in the Index and their weightings. Like most index funds, the Fund does not mirror the Index exactly because, unlike the Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund's expenses. The Fund's returns are likely to be below those of the Index because of the Fund's short-term investments and its operating expenses.

[Citi is a service mark of Citicorp.]

WHO MAY WANT TO INVEST
The U.S. Bond Index Fund may be an appropriate investment if you:

  o Are seeking to participate in the bond market

  o Are willing to accept the risks of the bond market

PRINCIPAL RISKS
As with any mutual fund, you may lose money if you invest in the Fund. The Fund's principal risks are:

INDEX INVESTING RISK. Because the Fund is managed as an index fund, it will not ordinarily sell a portfolio security because of the security's poor performance. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of securities that comprise its Index or to adjust their relative weightings. Although the manager seeks to replicate the performance of the Index, the Fund may underperform its Index even before deducting fees and expenses because the Fund must maintain a portion of its assets in liquid short-term debt securities which historically have generated lower returns than longer term debt securities. In addition, expenses and transaction costs, the size of the Fund and the size and frequency of cash flows into and out of the Fund, and the differences between how and when the Fund and its Index are valued can also cause differences in performance. Because the Fund may use a sampling strategy, it may not track its Index perfectly and differences between the underlying Index and the Fund's portfolio will cause differences in performance.

INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer-term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.

CREDIT RISK. Some issuers may not make payments on debt securities held by the Fund. Or, an issuer's financial condition may deteriorate, leading to greater volatility in the price of the security and making the security more difficult for the Fund to sell.

INCOME RISK. If interest rates decline, the amount of income paid to you by the Fund as dividends may also decline.

PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by the Fund may be able to call a bond or prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, and the Fund may lose any premium paid. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This makes securities more sensitive to interest rate changes.

MARKET RISK. The Fund may not perform as well as other investments, if, among other things, the Index declines or performs poorly relative to other related indexes or individual securities, or the securities issued by companies which comprise the Index fall out of favor with investors.

DERIVATIVES. Derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value because of their structure or contract terms. Even a small investment in derivative contracts can have a big impact on the Fund's bond market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when bond prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. This may adversely affect the Fund's ability to track its Index.

Certain derivative contracts present the risk that the other party to the contract may not perform. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

NON-DIVERSIFICATION. The Fund is "non-diversified", which means it may invest a relatively high percentage of its assets in the securities of a single issuer or a limited number of issuers. As a result, the Fund may be more sensitive to a single economic, political or regulatory occurrence than a diversified fund.

MORE ON THE FUND'S INVESTMENTS AND RISKS
MONEY MARKET INSTRUMENTS. The Fund may temporarily invest in money market instruments. The Fund invests in money market instruments pending investment of proceeds of the sale of shares of the Fund or settlement of purchases of securities by the Fund or to maintain liquidity to meet anticipated redemptions. The Fund's investments in money market instruments will likely cause the Fund's returns to differ from those of the Index.

FOREIGN INVESTMENTS. The Fund may purchase international U.S. dollar-denominated bonds included in its Index and is therefore exposed to the risks of investing in foreign securities, including currency, political, legal, regulatory and operational risks. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.

SECURITIES LENDING. If the Fund lends its securities to earn income, it will receive cash or other securities as collateral for the loan, which must be returned to the borrower at the completion of the loan. The Fund typically invests cash collateral received in short-term investments. The Fund could lose money if the lent securities are not returned by the borrower at the termination of the loan, or if the value of its short-term investment of the cash collateral declines over the period of the loan.

INVESTMENT STRUCTURE. U.S. Bond Index Fund invests directly in securities, but may, in the future, invest in securities through one or more underlying mutual funds, or portfolios.

FUND PERFORMANCE
Because the Fund is a new fund, performance information for the Fund is not included in this prospectus.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Citi U.S. Bond Index Shares.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES - fees paid directly from your investment
--------------------------------------------------------------------------------
Redemption fee paid to the Fund,                                     None
charged only on shares you sell within 180 days of buying them

ANNUAL OPERATING EXPENSES (% of average net assets)
expenses deducted from Fund assets
--------------------------------------------------------------------------------
Management fees                                                     0.15%
Distribution (12b-1) fees                                            None
Other expenses(1)                                                   0.25%
                                                                    ----
Total annual operating expenses                                     0.40%
--------------------------------------------------------------------------------
(1) Based on estimated expenses for the fiscal year ending December 31, 2000. Even if actual other expenses exceed this amount, management has agreed to cap the Fund's other expenses at 0.25%. This cap is voluntary and may be modified or terminated at any time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXPENSES ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

  o you invest $10,000 in the Fund for the time periods indicated;

  o you reinvest all dividends;

  o you then sell all of your shares at the end of those periods;

  o your investment has a 5% return each year - the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

  o the Fund's operating expenses as shown in the table remain the same - the example does not include voluntary fee caps.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 Year               3 Years
--------------------------------------------------------------------------------
CITI U.S. BOND INDEX SHARES                      $41                  $128
--------------------------------------------------------------------------------

MORE ABOUT THE INDEX
The chart below sets forth the annual total returns of the Lehman Brothers Aggregate Bond Index for each of the past ten calendar years. The line graph below shows the growth of a $10,000 investment in the bonds comprising the Index over the past ten calendar years. The data is provided to illustrate the past performance of the Fund's Index and does not represent the performance of the Fund. Investors should not consider this performance data as an indication of future performance of the Fund. The returns are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investing in the Fund.

All returns presented were calculated on a total return basis, which includes the reinvestment of all distributions. Performance of the Fund for the periods shown below would have been lower because of the Fund's short-term investments and its operating expenses.

Annual Total Returns -- Lehman Brothers Aggregate Bond Index

                  1990                               8.96%
                  1991                              16.00%
                  1992                               7.40%
                  1993                               9.75%
                  1994                              -2.92%
                  1995                              18.47%
                  1996                               3.63%
                  1997                               9.65%
                  1998                               8.69%
                  1999                              (0.82)%

                          LEHMAN AGGREGATE BOND INDEX
                  (in thousands)
                    DATE                     GROWTH OF $10,000
                  --------------------------------------------

                  12/31/89                      10,000.00
                   1/31/90                       9,881.17
                   2/28/90                       9,913.14
                   3/31/90                       9,920.44
                   4/30/90                       9,829.56
                   5/31/90                      10,120.59
                   6/30/90                      10,282.98
                   7/31/90                      10,425.23
                   8/31/90                      10,286.00
                   9/30/90                      10,371.10
                  10/31/90                      10,502.77
                  11/30/90                      10,728.85
                  12/31/90                      10,896.02
                   1/31/91                      11,030.72
                   2/28/91                      11,124.87
                   3/31/91                      11,201.41
                   4/30/91                      11,322.76
                   5/31/91                      11,388.97
                   6/30/91                      11,383.18
                   7/31/91                      11,541.04
                   8/31/91                      11,790.78
                   9/30/91                      12,029.71
                  10/31/91                      12,163.65
                  11/30/91                      12,275.18
                  12/31/91                      12,639.73
                   1/31/92                      12,467.77
                   2/29/92                      12,548.84
                   3/31/92                      12,478.10
                   4/30/92                      12,568.23
                   5/31/92                      12,805.39
                   6/30/92                      12,981.62
                   7/31/92                      13,246.48
                   8/31/92                      13,380.66
                   9/30/92                      13,539.28
                  10/31/92                      13,359.77
                  11/30/92                      13,362.79
                  12/31/92                      13,575.28
                   1/31/93                      13,835.60
                   2/28/93                      14,077.79
                   3/31/93                      14,136.45
                   4/30/93                      14,234.89
                   5/31/93                      14,253.02
                   6/30/93                      14,511.33
                   7/31/93                      14,593.40
                   8/31/93                      14,849.19
                   9/30/93                      14,889.98
                  10/31/93                      14,945.62
                  11/30/93                      14,818.48
                  12/31/93                      14,898.79
                   1/31/94                      15,099.95
                   2/28/94                      14,837.61
                   3/31/94                      14,471.80
                   4/30/94                      14,356.24
                   5/31/94                      14,354.23
                   6/30/94                      14,322.51
                   7/31/94                      14,607.00
                   8/31/94                      14,625.12
                   9/30/94                      14,409.87
                  10/31/94                      14,397.03
                  11/30/94                      14,365.06
                  12/31/94                      14,464.25
                   1/31/95                      14,750.50
                   2/28/95                      15,101.21
                   3/31/95                      15,193.86
                   4/30/95                      15,406.09
                   5/31/95                      16,002.27
                   6/30/95                      16,119.59
                   7/31/95                      16,083.59
                   8/31/95                      16,277.69
                   9/30/95                      16,436.05
                  10/31/95                      16,649.80
                  11/30/95                      16,899.29
                  12/31/95                      17,136.45
                   1/31/96                      17,250.25
                   2/29/96                      16,950.40
                   3/31/96                      16,832.58
                   4/30/96                      16,737.92
                   5/31/96                      16,703.93
                   6/30/96                      16,928.25
                   7/31/96                      16,974.57
                   8/31/96                      16,946.12
                   9/30/96                      17,241.44
                  10/31/96                      17,623.36
                  11/30/96                      17,925.23
                  12/31/96                      17,758.56
                   1/31/97                      17,812.94
                   2/28/97                      17,857.25
                   3/31/97                      17,659.36
                   4/30/97                      17,923.72
                   5/31/97                      18,093.15
                   6/30/97                      18,307.90
                   7/31/97                      18,801.61
                   8/31/97                      18,641.24
                   9/30/97                      18,916.16
                  10/31/97                      19,190.58
                  11/30/97                      19,278.95
                  12/31/97                      19,473.06
                   1/31/98                      19,723.06
                   2/28/98                      19,708.21
                   3/31/98                      19,775.93
                   4/30/98                      19,879.15
                   5/31/98                      20,067.72
                   6/30/98                      20,237.91
                   7/31/98                      20,280.97
                   8/31/98                      20,611.03
                   9/30/98                      21,093.66
                  10/31/98                      20,982.12
                  11/30/98                      21,101.21
                  12/31/98                      21,164.65
                   1/31/99                      21,315.71
                   2/28/99                      20,943.60
                   3/31/99                      21,059.67
                   4/30/99                      21,126.38
                   5/31/99                      20,941.34
                   6/30/99                      20,874.62
                   7/31/99                      20,785.75
                   8/31/99                      20,775.18
                   9/30/99                      21,016.36
                  10/31/99                      21,093.91
                  11/30/99                      21,092.40
                  12/31/99                      20,990.68

"Lehman Brothers Aggregate Bond Index(R)" is a trademark of Lehman Brothers. The Fund is not sponsored, endorsed, sold or promoted by the Index, and the Index is not in any way affiliated with the Fund. The sponsor of the Index makes no representation or warranty, implied or express, regarding the advisability of investing in the Fund.

YOUR ACCOUNT

HOW TO BUY SHARES
Shares of the Funds are offered continuously and purchases may be made Monday through Friday, except on certain holidays. Shares may be purchased from the Funds' distributor or a broker-dealer, financial intermediary, financial institution, or the distributor's financial consultants (each called a Service Agent) that has entered into a sales or service agreement with the distributor concerning the Funds. Please call 1-800-995-0134 for information. You may also purchase shares directly from a Fund by calling the Fund's sub-transfer agent at 1-800-995-0134 between the hours of 8:00 a.m. and 4:00 p.m.

The Funds do not, but your Service Agent may, impose a minimum initial or subsequent investment requirement.

Shares are purchased at net asset value the next time it is calculated after your order is received in proper form by the Fund. Each Fund has the right to reject any purchase order or cease offering Fund shares at any time.

To complete a purchase transaction, you must have sufficient funds in your account. If you transfer funds by check, the funds will not be available in your account until the check clears.

If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. If you wish to transfer your account, you may transfer it to another financial institution, or you may set up an account directly with the Fund's sub-transfer agent.

Each Fund has Systematic Investment Plans which allow you to automatically invest a specific dollar amount in your account on a periodic basis. For more information, please contact the Funds' sub-transfer agent or, if you hold your shares through a Service Agent, your Service Agent. Cititrade customers should contact a Cititrade account representative at 1-888-663-CITI[2484] for more information.

CITITRADE(R) INVESTING
Shares may be purchased through the Cititrade Program by customers that have established a Cititrade Account. For more detailed information on how to open a Cititrade Account, please visit the Cititrade website at www.mycititrade.com, or call a Cititrade account representative at 1-888-663-CITI[2484].

Once you open your Cititrade Account, you will be subject to the general account requirements of the Cititrade Program, as described in the Cititrade account application, and will have access to all the electronic financial services made available from time to time over the Internet by the Cititrade Program. This prospectus is readily available for viewing and printing on the Cititrade website. Please note that www.mycititrade.com is an inactive textual reference only, meaning that the information contained on the web-site is not part of this prospectus and is not incorporated herein by reference.

Investors who have established an account with Cititrade may receive shareholder information about the Fund they invest in electronically, unless they otherwise request to receive the information in paper format. Shareholder information includes prospectuses, financial reports, confirmations, proxy solicitations and financial statements. Cititrade shareholders may also receive other Fund-related correspondence through their e-mail account.

You may incur costs imposed by your Internet service provider for on-line access to shareholder documents and maintaining an e-mail account. The Funds reserve the right to deliver paper-based documents to investors in certain circumstances, at no cost to you.

Cititrade is a registered service mark of Citicorp.

HOW THE PRICE OF YOUR SHARES IS CALCULATED
You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order. Each Fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for Citi Index Shares. Each Fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the Statement of Additional Information.

For foreign securities the values are translated from the local currency into U.S. dollars using current exchange rates. If trading in the currency is restricted, a Fund uses a rate believed to reflect the currency's fair value in U.S. dollars. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, a Fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the Funds' Board of Trustees. Each Fund that uses fair value to price securities may value those securities higher or lower than another Fund using market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a Fund could change on days when you cannot buy or redeem shares.

HOW TO SELL SHARES
You may sell (redeem) your shares Monday through Friday, except on certain holidays. You may make redemption requests in writing through the Funds' transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. Cititrade customers may redeem shares by contacting a Cititrade account representative at 1-888-663-CITI[2484]. All redemption requests must be in proper form, as determined by the transfer agent. Each Service Agent is responsible for promptly submitting redemption requests to the Funds' transfer agent. For your protection, the Funds may request documentation for large redemptions or other unusual activity in your account.

Each Fund has a Systematic Withdrawal Plan which allows you to automatically withdraw a specific dollar amount from your account without a redemption fee on a regular basis. You must have at least $10,000 in your account to participate in this program. For more information, please contact the Funds' sub-transfer agent at 1-800-995-0134 or, if you hold your shares through a Service Agent, your Service Agent. Cititrade customers should contact a Cititrade account representative at 1-888-663-CITI [2484] for more information.

The price of any redemption of Fund shares will be the NAV the next time it is calculated after your redemption request has been received in proper form by the Fund. Fund shares are redeemed without a sales charge, but your redemption may be subject to a redemption fee. As indicated in each Fund's fee table, excluding the S&P 500 Index Fund and the U.S. Bond Index Fund, each Fund charges a redemption fee, payable to the Fund, on the sale or exchange of any shares that have been held for less than 180 days. In attempting to minimize this fee, a Fund will first sell any shares in your account that are not subject to the fee. If you own your shares through a 401(k) plan or an IRA account, you will not be charged a fee when you redeem your shares, unless otherwise provided by the terms of your plan or account. The Funds reserve the right to change the redemption fee criteria.

Your account will be credited with your redemption proceeds in federal funds normally on the third business day after you sell your shares but, in any event, within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check. Your redemption proceeds may also be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists. Each Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

Your account balance with a Fund may be subject to a $500 minimum. If so, the Fund reserves the right to close your account if it falls below $500 because of redemptions. You will have 60 days to make an additional investment. If you do not increase your balance, a Fund may close your account and send the proceeds to you. Your shares will be sold at NAV on the day your account was closed.

EXCHANGES
Shares may be exchanged for shares of any other Fund offered in the no-load family of CitiFunds. CitiFunds is a registered service mark of Citicorp. If the Fund shares you are exchanging were held for less than 180 days, your Fund may charge a redemption fee as set forth in the Fund's fee table. You may place exchange orders through the transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. You may place exchange orders by telephone if your account application permits. The transfer agent or your Service Agent can provide you with more information.

Cititrade customers may exchange Fund shares by contacting a Cititrade account representative at 1-888-663-CITI [2484].

There is no sales charge on Fund shares you get through an exchange.

The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

DIVIDENDS
Each Fund's dividend policies are described below. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares of the same class of shares that you hold.

NASDAQ-100 INDEX FUND
SMALL CAP INDEX FUND
U.S. 1000 INDEX FUND
GLOBAL TITANS INDEX FUND

Each Fund pays substantially all of its net income (if any) from dividends and interest to its shareholders of record as a dividend semi-annually during the months of June and December.

Each Fund's net realized short-term and long-term capital gains, if any, will be distributed to Fund shareholders at least annually, in December. Each Fund may also make additional distributions to shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

S&P 500 INDEX FUND
U.S. 5000 INDEX FUND
INTERNATIONAL INDEX FUND
FINANCIAL SERVICES INDEX FUND
HEALTH SCIENCES INDEX FUND
TECHNOLOGY INDEX FUND

Each Fund generally pays dividends, if any, and makes capital gains distributions, if any, once a year, typically in December. Each Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid a federal tax. Each Fund expects distributions to be primarily from capital gains.

U.S. BOND INDEX FUND. The U.S. Bond Index Fund pays substantially all of its net income (if any) from dividends and interest to its shareholders of record as a dividend monthly.

The U.S. Bond Index Fund's net realized short-term and long-term capital gains, if any, will be distributed to Fund shareholders at least annually, in December. The Fund may also make additional distributions to shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

TAX MATTERS
This discussion of taxes is very general. You should consult your own tax adviser about your particular situation.

TAXATION OF DISTRIBUTIONS: You will normally have to pay federal income taxes on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated by a Fund as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December. Each year the Funds will make available to you a report of your distributions for the prior year and how they are treated for federal tax purposes.

Fund distributions will reduce a Fund's net asset value per share. As a result, if you buy shares just before a Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

BACKUP WITHHOLDING: The account application asks each new investor to certify that the investor's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. A Fund may be required to withhold (and pay over to the IRS for your credit) 31% of certain distributions it pays you if you fail to provide this information or otherwise violate IRS regulations.

FOREIGN SHAREHOLDERS: Each Fund will withhold U.S. federal income tax payments at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. Distributions received from a Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

TAXATION OF TRANSACTIONS: If you sell your shares of a Fund, or exchange them for shares of another Fund, it is considered a taxable event. Depending on your purchase price and the sales price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

MANAGEMENT OF THE FUNDS
S&P 500 INDEX FUND
MANAGER. The S&P 500 Index Fund's manager is The Travelers Investment Management Company (TIMCO). TIMCO's address is One Tower Square, Hartford, Connecticut 06183-2030. TIMCO and SSB Citi Fund Management LLC (SSB Citi), the Fund's administrator, are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading - and use diverse channels to make them available to consumer and corporate customers around the world.

MANAGEMENT FEES. For its services, TIMCO received a fee during the S&P 500 Index Fund's last fiscal year equal on an annual basis to 0.15%, of the Fund's average daily net assets.

ADMINISTRATOR. The Fund's administrator is SSB Citi whose address is 388 Greenwich Street, New York, New York 10013.

ADMINISTRATION FEES. For its services, SSB Citi receives a fee equal on an annual basis to 0.10% of the S&P 500 Index Fund's average daily net assets. The administrator waived all of its fees during the S&P 500 Index Fund's last fiscal year.

NASDAQ-100 INDEX FUND
SMALL CAP INDEX FUND
U.S. 1000 INDEX FUND
GLOBAL TITANS INDEX FUND
FINANCIAL SERVICES INDEX FUND
HEALTH SCIENCES INDEX FUND
TECHNOLOGY INDEX FUND
U.S. BOND INDEX FUND

MANAGER. SSB Citi supervises the overall management of each Fund. SSB Citi is responsible for recommending the hiring, termination or replacement of any subadviser and for supervising and monitoring the performance of any subadviser. State Street Bank and Trust Company (State Street), through its State Street Global Advisors division, serves as the subadviser to the Funds. As of December 31, 1999, State Street managed approximately $672 billion in assets. State Street's principal address is Two International Place, Boston, Massachusetts 02110.

MANAGEMENT FEES. Each Fund pays SSB Citi and the subadviser an aggregate management fee at the annual rates noted below:

-------------------------------------------------------------------------------
                                                     FEE, AS PERCENTAGE OF
        FUND                                        AVERAGE DAILY NET ASSETS
-------------------------------------------------------------------------------
Nasdaq-100 Index Fund                                          0.30%
-------------------------------------------------------------------------------
Small Cap Index Fund                                           0.30%
-------------------------------------------------------------------------------
U.S. 1000 Index Fund                                           0.25%
-------------------------------------------------------------------------------
Global Titans Index Fund                                       0.35%
-------------------------------------------------------------------------------
Financial Services Index Fund                                  0.50%
-------------------------------------------------------------------------------
Health Sciences Index Fund                                     0.50%
-------------------------------------------------------------------------------
Technology Index Fund                                          0.50%
-------------------------------------------------------------------------------
U.S. Bond Index Fund                                           0.15%
-------------------------------------------------------------------------------

U.S. 5000 INDEX FUND
INTERNATIONAL INDEX FUND

MANAGER. U.S. 5000 Index Fund and International Index Fund are feeder funds in a master/feeder structure. Accordingly, these funds do not buy individual securities directly. Barclays Global Fund Advisors (BGFA) is the manager of each of the Master Portfolios in which the Funds invest. BGFA is a wholly owned direct subsidiary of Barclays Global Investors, N.A. (which is an indirect subsidiary of Barclays Bank PLC) and is located at 45 Fremont Street, San Francisco, CA 94105. BGFA has provided asset management, administration and advisory services for over 25 years.

MANAGEMENT FEES. For the U.S. 5000 Index Fund, BGFA receives a monthly advisory fee from the Master Portfolio at an annual rate equal to 0.01% of the US Equity Index Master Portfolio's average daily net assets, 0.08% of the average daily net assets of the Extended Index Master Portfolio and 0.05% of the average daily net assets of the S&P 500 Index Master Portfolio. For the International Index Fund, BGFA receives a monthly advisory fee from the International Index Master Portfolio at an annual rate equal to 0.15% of the first $1 billion, and 0.10% thereafter, of the International Index Master Portfolio's average daily net assets. From time to time, BGFA may waive such fees in whole or in part.

Each Fund bears a pro rata portion of the investment advisory fees paid by the Master Portfolio as well as certain other fees paid by the Master Portfolio, such as accounting, legal and Securities and Exchange Commission registration fees.

ADMINISTRATOR. The Funds' administrator is SSB Citi.

ADMINISTRATION FEES. For its services, SSB Citi receives a fee equal on an annual basis to 0.15% of each of the U.S. 5000 Index and International Index Funds' average daily net assets.

DISTRIBUTION ARRANGEMENTS
The Funds offer two classes of shares, Citi Index Shares and Smith Barney Index Shares. These classes have different expense levels. Only Citi Index Shares are offered in this prospectus. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of Citi Index Shares.

The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. SSB Citi or an affiliate may make similar payments under similar arrangements.

APPENDIX

NASDAQ-100 INDEX SHARES
The Fund is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to SSB Citi Fund Management LLC is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to SSB Citi or the Fund. Nasdaq has no obligation to take the needs of SSB Citi or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY SSB CITI, OWNERS OF THE NASDAQ-100 INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S&P 500 INDEX SHARES
The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to SSB Citi is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to SSB Citi or the Fund. S&P has no obligation to take the needs of SSB Citi or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund's shares or the timing of the issuance or sale of the Fund's shares or in the determination or calculation of the equation by which Fund shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SMALL CAP INDEX SHARES
U.S. 1000 INDEX SHARES
Neither the U.S. 1000 Index Fund nor the Small Cap Index Fund is promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has reviewed neither such Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its indexes. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the indexes. Frank Russell Company's publication of the indexes in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the indexes are based.

FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEXES OR ANY DATA INCLUDED IN THE INDEXES. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEXES. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

GLOBAL TITANS INDEX SHARES
"Dow Jones" and "Dow Jones Global Titans IndexSM" are service marks of Dow Jones & Company, Inc. Dow Jones has no relationship to SSB Citi, other than the licensing of the Dow Jones Global Titans Index and its service marks for use with the Global Titans Index Fund.

DOW JONES DOES NOT:

[] Sponsor, endorse, sell or promote the Fund.

[] Recommend that any person invest in the Fund or any other securities.

[] Have any responsibility for or make any decisions about the timing, amount or pricing of the Fund.

[] Have any responsibility for the administration, management or marketing of the Fund.

[] Consider the needs of the Fund or the owners of the Fund in determining, composing or calculating the Global Titans Index or have any obligation to do so.

-------------------------------------------------------------------------------
DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE FUND. SPECIFICALLY,

  o DOW JONES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:

    o THE RESULTS TO BE OBTAINED BY THE FUND, THE OWNERS OF THE FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE GLOBAL TITANS INDEX AND THE DATA INCLUDED IN THE GLOBAL TITANS INDEX;

    o THE ACCURACY OR COMPLETENESS OF THE GLOBAL TITANS INDEX AND ITS DATA;

    o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE GLOBAL TITANS INDEX AND ITS DATA;

  o DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE GLOBAL TITANS INDEX OR ITS DATA;

  o UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN SSB CITI AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE FUND OR ANY OTHER THIRD PARTIES.
-------------------------------------------------------------------------------

INTERNATIONAL INDEX SHARES
International Index Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in funds generally or in the Fund particularly or the ability of the MSCI EAFE(R) Free Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks, and trade names of MSCI and the MSCI EAFE(R) Free Index which is determined, composed and calculated by MSCI without regard to the issuer of the Fund or the Fund. MSCI has no obligation to take the needs of the issuer of the Fund or the owners of the Fund into consideration in determining, composing or calculating the MSCI EAFE(R) Free Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY SSB CITI, SSB CITI'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE INTERNATIONAL INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL SERVICES INDEX SHARES
HEALTH SCIENCES INDEX SHARES
TECHNOLOGY INDEX SHARES
The Funds are not sponsored, endorsed, sold or promoted by Goldman, Sachs & Co. Goldman Sachs makes no representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the GSTI Composite Index, GSSI Healthcare Index and GSSI Financials Index to track the appropriate sector stock market performance. Goldman Sachs' only relationship to SSB Citi, the subadviser or the Funds is the licensing of certain trademarks and trade names of Goldman Sachs and of the Indexes which are determined, composed and calculated by Goldman Sachs without regard to SSB Citi, the subadviser or the Funds. Goldman Sachs has no obligation to take the needs of SSB Citi, the subadviser, the Funds, or their shareholders into consideration in determining, composing or calculating the Indexes. Goldman Sachs is not responsible for and has not participated in the determination of the prices and the amount of the Funds or the timing of the issuance or sale of shares of the Funds or in the determination or calculation of the redemption price per share. Goldman Sachs has no obligation or liability in connection with the administration, marketing or trading of the Funds.

Goldman Sachs does not guarantee the accuracy and/or the completeness of the Indexes or any data included therein, and Goldman Sachs hereby expressly disclaims any and all liability for any errors, omissions or interruptions therein. Goldman Sachs makes no warranty, express or implied, as to results to be obtained by the Funds, their shareholders, or any other person or entity from the use of the Indexes or any data included therein. Goldman Sachs makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein. Without limiting any of the foregoing, Goldman Sachs hereby expressly disclaims any and all liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
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The Statement of Additional Information (SAI) provides more details about the
Funds and their policies. The SAI is incorporated by reference into this Prospectus and is legally part of it.

Additional information about a Fund's investments is included in the Fund's Annual and Semi-Annual Reports to Shareholders, once available. In a Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance.

The Annual and Semi-Annual Reports for a Fund list its portfolio holdings and describe its performance.

To obtain free copies of the Funds' SAI and the Funds' Annual and Semi-Annual Reports, when available, or to make other inquiries, please call 1-800-995-0134 toll-free. Cititrade customers should contact a Cititrade account representative at 1-888-663-CITI [2484]. The S&P 500 Index Fund, the U.S. 5000 Index Fund, and the International Index Fund send only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

The SAI is also available from the Securities and Exchange Commission. You can find it on the EDGAR Database on the SEC Internet site at http://www.sec.gov. Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at:
(202) 942-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

SEC File Number

Citi Nasdaq-100 Index Shares (a class of Citi Nasdaq-100
  Index Fund)
Citi Small Cap Index Shares (a class of Citi Small Cap
  Index Fund)
Citi U.S. 1000 Index Shares (a class of Citi U.S. 1000
  Index Fund)
Citi Global Titans Index Shares (a class of Citi Global
  Titans Index Fund)
Citi Financial Services Index Shares (a class of Citi
  Financial Services Index Fund)
Citi Health Sciences Index Shares (a class of Citi Health
  Sciences Index Fund)
Citi Technology Index Shares (a class of Citi Technology
  Index Fund)
Citi U.S. Bond Index Shares (a class of Citi U.S. Bond
  Index Fund)                                                          811-4006

Citi S&P 500 Index Shares (a class of Smith Barney S&P 500
  Index Fund)
Citi U.S. 5000 Index Shares (a class of Smith Barney U.S.
  5000 Index Fund)
Citi International Index Shares (a class of Smith Barney
  International Index Fund)                                           811-06444



CIT0021

April 28, 2000
(as amended September 5, 2000)

STATEMENT OF ADDITIONAL INFORMATION

SMITH BARNEY INVESTMENT TRUST

Smith Barney S&P 500 Index Fund

388 Greenwich Street
New York, New York 10013
(800) 451-2010


Smith Barney S&P 500 Index Fund (the "fund") is a separate investment series of Smith Barney Investment
Trust (the "trust"), an open-end management investment company. The fund offers two classes of shares -
Smith Barney S&P 500 Index Shares and Citi S&P 500
Index Shares.  This Statement of Additional
Information ("SAI") is meant to be read in conjunction with the prospectus dated April 28, 2000, as amended from time to time, by which the Smith Barney S&P 500
Index Shares of the fund are offered, or the prospectus dated September 5, 2000, as amended from time to time, by which the Citi S&P 500 Index Shares of the fund are offered, and is incorporated by reference in its entirety into the prospectuses.
Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders which are incorporated herein by reference. Please call 1-800-451-2020 toll free to obtain a prospectus for the Smith Barney Index Shares.
Please call 1-800-995-0134 toll free to obtain a prospectus for the Citi Index Shares.


TABLE OF CONTENTS

Investment Objective and Management Policies	2
Investment  Restrictions......	......................... 8
Trustees of the Trust and Executive Officers of the
Fund.........	...................................... 9
Investment Management and Other Services	13
Portfolio Transactions...	..............................16
Portfolio Turnover..................	.........................18
Purchase of Shares 	.............................................19
Redemption of Shares	21
Exchange Privilege	23
Valuation of Shares	24
Performance Data	24
Dividends, Distributions and Taxes	27
Additional Information	32
Financial Statements 	...................................................33

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The prospectus discusses the fund's investment objective and policies. On September 5, the Class A
Shares and Class D Shares of the Fund were renamed
Smith Barney S&P 500 Index Shares ("Smith Barney
Shares") and Citi S&P 500 Index Shares ("Citi Index
Shares"), respectively. This section contains supplemental information concerning the types of securities and other instruments in which the fund may invest, the investment policies and portfolio strategies the fund may utilize and certain risks associated with these investments, policies and strategies. Travelers Investment Management Company
("TIMCO" or the "manager") serves as investment manager to the fund. SSB Citi Fund Management LLC
("SSB Citi" or the "administrator"), serves as the fund's administrator.

The fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in common stocks included in the S&P 500 Index in approximately the same weightings as the S&P 500
Index. The fund intends to invest in substantially all of the stocks that comprise the S&P 500 Index. The fund operates as a "pure" index fund and will not be actively managed; as such, adverse performance of a security will ordinarily not result in the elimination of the security from the fund's portfolio. The fund will be reviewed daily and adjusted, when necessary, to maintain security weightings as close to those of the S&P 500 Index as possible, given the amount of assets in the fund at that time.

Repurchase Agreements. The fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities
("repurchase agreements"). The fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.
The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the fund's manager. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price
(including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the fund under the Investment Company Act of 1940, as amended ("1940
Act").

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. The fund will not lend portfolio securities to affiliates of the manager unless they have applied for and received specific authority to do so from the Securities and Exchange Commission
("SEC"). Loans of portfolio securities will be collateralized by cash, letters of credit or U.S.
government securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the fund. From time to time, the fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the fund and that is acting as a "finder."
By lending its securities, the fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Although the generation of income is not the primary investment goal of the fund, income received could be used to pay the fund's expenses and would increase an investor's total return. The fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the fund must be able to terminate the loan at any time; (iv) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the fund's ability to recover the loaned securities or dispose of the collateral for the loan.
Foreign Securities. The fund may purchase common stocks of foreign corporations represented in the S&P
500 Index (such securities are publicly traded on securities exchanges or over-the-counter in the United
States). The fund's investment in common stock of foreign corporations represented in the S&P 500 Index may also be in the form of American Depository
Receipts (ADRs). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities and are designated for use in the U.S. Securities markets.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies.
These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S.
investments in foreign countries, and potential restrictions on the flow of international capital.
Investments in foreign securities may be affected by changes in governmental administration or economic policy (in the United Stated and abroad) or changed circumstances in dealings between nations. Foreign companies may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be more volatile than securities of U.S.
companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Money Market Instruments. The fund may invest up to 20% of its assets in corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities");
certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.
Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Futures and Options. The fund may enter into futures contracts, options, and options on futures contracts, subject to the limitation that the value of these futures contracts and options will not exceed 20% of the fund's total assets. Also, the fund will not purchase options to the extent that more than 5% of the value of the fund's total assets would be invested in premiums on open put option positions. These futures contracts and options will be used for the following reasons: to simulate full investment in the S&P 500 Index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 Index. The fund will only enter into futures contracts and options on futures contracts that are traded on a domestic exchange and board of trade. The fund will not use futures or options for speculative purposes.

A call option gives a holder the right to purchase a specific security at a specified price referred to as the "exercise price," within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised.
Institutions, such as the fund, that sell (or "write") call options against securities held in their investment portfolios retain the premium. The fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held, and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. The fund may enter into futures contracts to purchase securities when the manager anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made.
Assets committed to futures contracts will be segregated at the fund's custodian to the extent required by law.

There are several risks accompanying the utilization of futures contracts and options on futures contracts.
First, positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the fund plans to utilize future contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

In view of these considerations, the fund will comply with the following restrictions when purchasing and selling futures contracts. First, the fund will not participate in futures transactions if the sum of its initial margin deposits on open contracts will exceed
5% of the market value of the fund's total assets, after taking into account the unrealized profits and losses on those contracts which it has entered.
Second, the fund will not enter into these contracts for speculative purposes. Third, the fund will limit transactions in futures and options on futures to the extent necessary to prevent the fund from being deemed a "commodity pool" under regulations of the Commodity
Futures Trading Commission.

No consideration will be paid or received by the fund upon entering into a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.

Although the fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.
Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin, and an increase in the value of the portion of the fund being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

If the fund hedges against the possibility of a change in market conditions adversely affecting the value of securities held in its portfolio and market conditions move in a direction opposite to that which has been anticipated, the fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the change in interest rates, market conditions or currency values, as the case may be.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the fund.

The fund may purchase and write put and call options on futures contracts that are traded on a U.S.
exchange or board of trade as a hedge against changes in the value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions by the manager as to anticipated trends, which predictions could prove to be incorrect. Even if the expectations of the manager are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities being hedged.

Stock Index Options. As described generally above, the fund may purchase put and call options and write call options on the S&P 500 Index in order to realize its investment objective of capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index.

Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.
The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the fund correlate with price movements of the S&P 500 Index. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on the index depends upon movements in the level of stock prices in the stock market generally, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on the S&P 500 Index will be subject to the manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

INVESTMENT RESTRICTIONS

The fund has adopted the following investment restrictions for the protection of shareholders.
Restrictions 1 through 7 below cannot be changed without approval by the holders of a majority of the outstanding shares of the fund, defined as the lesser of (a) 67% or more of the fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the fund's outstanding shares.
The remaining restrictions may be changed by the fund's board of trustees at any time. In accordance with these restrictions, the fund will not:

	1.	Invest in a manner that would cause it to
fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

	2.	Issue "senior securities" as defined in
the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

	3.	Invest more than 25% of its total assets
in securities, the issuers of which conduct their principal business activities in the same industry.
For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

	4.	Borrow money, except that (a)  the fund
may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

	5.	Make loans.  This restriction does not
apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

	6.	Engage in the business of underwriting
securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

	7.	Purchase or sell real estate, real estate
mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from: (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

	8.	Purchase any securities on margin (except
for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except
"against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

	9.	Invest in oil, gas or other mineral
exploration or development programs.

	10.	Purchase or otherwise acquire any security
if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

	11.	Invest for the purpose of exercising
control of management.

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

TRUSTEES OF THE TRUST AND EXECUTIVE OFFICERS OF THE
FUND

The names of the trustees of the trust and executive officers of the fund, together with information as to their principal business occupations, are set forth below. The executive officers of the fund are employees of organizations that provide services to the fund. Each trustee who is an "interested person" of the trust, as defined in the 1940 Act, is indicated by an asterisk. The address of the "non-interested" trustees and the executive officers of the fund is 388
Greenwich Street, New York, New York 10013, unless otherwise indicated.

Herbert Barg, Trustee (Age 76).  Private Investor.
His address is 273 Montgomery Avenue, Bala Cynwyd,
Pennsylvania 19004. Director/Trustee of sixteen investment companies associated with Citigroup Inc.
("Citigroup")

*Alfred J. Bianchetti Trustee (Age 77).  Retired;
formerly Senior Consultant to Dean Witter Reynolds
Inc.  His address is 19 Circle End Drive, Ramsey, New
Jersey 07466. Director/Trustee of eleven investment companies associated with Citigroup.

Martin Brody Trustee (Age 78).  Consultant, HMK
Associates; Retired Vice Chairman of the Board of
Restaurant Associates Corp.  His address is c/o HMK
Associates, 30 Columbia Turnpike, Florham Park, New
Jersey 07932. Director/Trustee of twenty-one investment companies associated with Citigroup.

Dwight B. Crane Trustee (Age 62).  Professor, Harvard
Business School.  His address is c/o Harvard Business
School, Soldiers Field Road, Boston, Massachusetts
02163. Director/Trustee of twenty-four investment companies associated with Citigroup.

Burt N. Dorsett Trustee (Age 69).  Managing Partner of
Dorsett McCabe Management. Inc., an investment counseling firm; Director of Research Corporation
Technologies, Inc., a nonprofit patent clearing and licensing firm. His address is 201 East 62nd Street,
New York, New York 10021. Director/Trustee of eleven investment companies associated with Citigroup.

Elliot S. Jaffe Trustee (Age 73).  Chairman of the
Board and President of The Dress Barn, Inc. His address is 30 Dunnigan Drive, Suffern, New York 10901.
Director/Trustee of eleven investment companies associated with Citigroup.

Stephen E. Kaufman Trustee (Age 68). Attorney. His address is 277 Park Avenue, New York, New York 10172.
Director/Trustee of thirteen investment companies associated with Citigroup.

Joseph J. McCann Trustee (Age 69).  Financial
Consultant; Retired Financial Executive, Ryan Homes,
Inc.  His address is 200 Oak Park Place, Pittsburgh,
Pennsylvania 15243. Director/Trustee of eleven investment companies associated with Citigroup.

*Heath B. McLendon Trustee (Age 67). Chairman of the
Board, President and Chief Executive Officer; Managing
Director of Salomon Smith Barney; President of SSB
Citi and Travelers Investment Adviser, Inc. ("TIA");
Chairman or Co-Chairman of the Board of seventy-one investment companies associated with Salomon Smith
Barney. His address is 7 World Trade Center, New York,
New York 10048.

Cornelius C. Rose, Jr. Trustee (Age 66).  President,
Cornelius C. Rose Associates, Inc., financial consultants, and Chairman and Director of Performance
Learning Systems, an educational consultant. His address is Meadowbrook Village, Building 4, Apt 6,
West Lebanon, New Hampshire 03784. Director/Trustee of eleven investment companies associated with Citigroup.

Lewis E. Daidone (Age 42). Senior Vice President and
Treasurer; Managing Director of Salomon Smith Barney;
Chief Financial Officer of the Smith Barney Mutual funds; Treasurer and Senior Vice President or
Executive Vice President of sixty-one investment companies associated with Citigroup; Director and Senior Vice President of SSB Citi and TIA. His address is 125 Broad Street, New York, New York 10004.

Sandip Bhagat, (Age 38). Vice President and Investment
Officer President of TIMCO; prior to 1995, Senior
Portfolio Manager of TIMCO;  Managing Director of
Salomon Smith Barney. His address is One Tower Square,
Hartford, Connecticut, 06183-2030.

John Lau (Age 33).  Vice President and Investment
Officer; Portfolio Manager of TIMCO; prior to 1995,
Lead Engineer of knowledge-based engineering projects at United Technologies, Pratt and Whitney Aircraft
Engine Division.  His address is One Tower Square,
Hartford, Connecticut, 06183-2030.

Paul Brook (Age 46). Controller; Director of Salomon
Smith Barney; Controller or Assistant Treasurer of forty-three investment companies associated with
Citigroup; from 1997-1998 Managing Director of AMT
Capital Services Inc.; prior to 1997 Partner with
Ernst & Young LLP. His address is 125 Broad Street,
New York, New York 10004.

Christina T. Sydor (Age 49) Secretary; Managing
Director of Salomon Smith Barney; Secretary of sixty-one investment companies associated with Citigroup;
General Counsel and Secretary of SSB Citi and TIA.

As of April 10, 2000, the trustees and officers owned, in the aggregate, less than 1% of the outstanding shares of the fund. No officer, director or employee of Salomon Smith Barney or any of its affiliates receives any compensation from the trust for serving as an officer of the fund or trustee of the trust.
The trust pays each trustee who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a fee of $12,000 per annum plus $1000 per in-person meeting and $100 per telephonic meeting.
Each trustee emeritus who is not an officer, director or employee of Salomon Smith Barney or its affiliates receives a fee of $6,000 per annum plus $500 per in-person meeting and $50 per telephonic meeting. All trustees are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings. The total expense reimbursement for the last fiscal year was $14,437.

For the fiscal year ended November 30, 1999, the Trustees of the trust were paid the following compensation:





Name of Person



Aggregate
Compensat
ion
from
Trust

Total
Pension or
Retirement
Benefits
Accrued
As part of
Trust
Expenses

Compensation
From Trust
And Fund
Complex
Paid to
Trustees

Number of
Funds for Which  DirecD
Trustee Serves Within
Fund Complex


Herbert Barg**
Alfred
Bianchetti* **
Martin Brody**
Dwight B.
Crane**
Burt N.
Dorsett**
Elliot S.
Jaffe**
Stephen E.
Kaufman**
Joseph J.
McCann**
Heath B.
McLendon*
Cornelius C.
Rose, Jr.**

$15,600
   14,600
   13,600
   15,500
   15,500
   12,600
   15,600
   15,600
-----
   14,600


$ 0
0
0
0
0
0
0
0
0
0

$114,288
    53,900
  138,600
  155,363
   57,950
   45,100
  110,650
   58,050
-----------
   53,500

16
11
21
24
11
11
13
11
71
11


_________________
* 	Designated an "interested" trustee.
**	Designates member of Audit Committee.

Upon attainment of age 80, fund trustees are required to change to emeritus status. Trustees emeritus are entitled to serve in emeritus status for a maximum of 10 years. A trustee emeritus may attend meetings but has no voting rights.

The following table contains a list of shareholders of record or who beneficially owned at least 5% of the outstanding shares of a particular class of shares of the fund as of April 10, 2000.


SMITH BARNEY SHARES
PERCENTAGE OF SHARES

Travelers Insurance
Company
Separate Account QPN
401(k)-TIC
Travelers Insurance
Company
Atn: Roger Ferland
One Tower Square
Hartford, CT 06183
Owned 3,301,129.864
(15.58%) shares

Jack M Eckerd TR Jack M
Eckerd
REV TR 12/18/69
Amended & Restated
8/28/81
P.O. Box 5165
Clearwater, FL  33758-
5165
Owned 1,606,473.666
(7.58%) shares







CITI SHARES
PERCENTAGE OF SHARES

Smith Barney
401(k)Advisor Group
Smith Barney Corporate
Trust
Two Tower Square
P.O. Box 1063
East Brunswick, NJ 08816
Owned 1,928,013.789
(100%) shares















INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager - TIMCO

TIMCO serves as investment adviser to the fund pursuant to an investment advisory agreement (the
"Investment Advisory Agreement") with the trust which was approved by the board of trustees, including a majority of trustees who are not "interested persons" of the trust or the manager. The manager is a wholly owned subsidiary of Citigroup Inc. Subject to the supervision and direction of the board of trustees, the manager manages the fund's portfolio in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund.
The manager pays the salary of any officer and employee who is employed by both it and the trust. The manager bears all expenses in connection with the performance of its services. TIMCO has been in the investment counseling business since 1967 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of March 2000 in excess of $4.8 billion.

As compensation for investment advisory services, the fund pays the manager a fee computed daily and payable monthly at the annual rate of 0.15% of the value of the fund's average daily net assets. The management fee paid by the fund in fiscal period ended November
30, 1998 was $36,394. The management fee paid by the fund for the year ended November 30, 1999 was $233,127. The management fee paid by the fund for the period from December 1, 1999 to December 31, 1999
(which reflects a change in the fiscal year end of the fund) was $34,480.

Administrator - SSB Citi

SSB Citi serves as administrator to the fund pursuant to a written agreement (the "Administration
Agreement"). SSB Citi is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which in turn, is a wholly owned subsidiary of Citigroup
Inc. The administrator will pay the salary of any officer and employee who is employed by both it and the fund and bears all expenses in connection with the performance of its services.

As administrator SSB Citi: (a) assists in supervising all aspects of the Fund's operations except those performed by the fund's investment manager under its investment advisory agreement; (b) supplies the fund with office facilities (which may be in SSB Citi's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund, (ii) applicable contingent deferred sales charges ("deferred sales charge") and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepares reports to shareholders of the fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

As compensation for administrative services rendered to the fund, the administrator will receive a fee computed daily and paid monthly at the annual rate of 0.10% of the value of the fund's average daily net assets. The administration fee was waived by the administrator in the fiscal period ended November 30, 1998. The administration fee for the year ended
November 30, 1999  was $155,418, of which $122,303 was
waived. The administration fee for the period from December 1, 1999 to December 31, 1999 (which reflects a change in the fiscal year end of the fund) was waived by the administrator, and in addition, the fund was reimbursed $15,109 for other expenses.

The fund bears expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of trustees who are not officers, trustees, shareholders or employees of the manager or the administrator or their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; investor services (including allocated telephone and personnel expenses); costs of preparation and printing of prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or board of trustees of the fund.

Auditors

KPMG LLP, independent auditors, 757 Third Avenue, New
York, New York 10017, have been selected to serve as auditors of the trust and to render opinions on the fund's financial statements for the fiscal year ending
December 31, 2000.

Counsel

Willkie Farr & Gallagher, 787 Seventh Avenue, New
York, New York 10019, serves as counsel to the fund.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New
York, New York, serves as counsel to the trustees who are not "interested persons" of the fund.

Custodian, Transfer Agent and Sub-Transfer Agent

PNC Bank, National Association ("PNC" or "custodian"), located at 17th and Chestnut Streets, Philadelphia,
Pennsylvania, 19103, serves as the custodian of the fund. Under its custody agreement with the fund, PNC holds the fund's securities and keeps all necessary accounts and records. For its services, PNC receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transactions charges. The assets of the fund are held under bank custodianship in compliance with the 1940 Act.

Citi Fiduciary Trust Company, located at 125 Broad
Street, New York, New York 1004, serves as the fund's transfer and dividend-paying agent (the "transfer agent"). Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, distributes dividends and distributions payable by the fund and produces statements with respect to account activity for the fund and its shareholders. For these services, the transfer agent receives fees from the fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

Boston Financial Data Services ("BFDS" or "sub-transfer agent") located at P.O. Box 9083, Boston, Massachusetts 02205-9083, serves as the trust's sub-transfer agent. Under the sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the trust, handles certain communications between shareholders and the trust and distributes dividends and distributions payable by the trust. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the trust during the month, and is reimbursed for out-of-pocket expenses.

Code of Ethics. Pursuant to Rule 17j-1 of the 1940
Act, the fund, it's investment adviser and principal underwriter has adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility. A copy of the fund's Code of Ethics is on file with the Securities and Exchange Commission.

Distributor

Salomon Smith Barney, Inc., located at 388 Greenwich
Street, New York, New York 10013 serves as distributor of the fund's shares pursuant to a distribution agreement with the trust (the "Distribution
Agreement").

Shareholding Servicing Arrangements

To compensate Salomon Smith Barney for the services it provides to fund shareholders with respect to Smith
Barney Shares, the fund has adopted a services plan
(the "plan") pursuant to Rule 12b-1 under the 1940
Act. Under the Plan, the fund pays a service fee with respect to Smith Barney Shares that is accrued daily and paid monthly, calculated at the annual rate of 0.20% of the value of the fund's average daily net assets attributable to Smith Barney Shares. Citi shares are not subject to a service fee.

For the fiscal period ended November 30, 1998, the distributor reimbursed plan fees totaling $47,919.
For the period from December 1, 1999 to December 31,
1999 (which reflects a change in the fiscal year end of the fund) and for the year ended November 30, 1999 the fund paid distribution fees to Salomon Smith
Barney totaling $40,031 and $292,236, respectively.

Under its terms, the plan continues from year to year, provided such continuance is approved annually by vote of the board of trustees, including a majority of the trustees who are not interested persons of the trust and who have no direct or indirect financial interest in the operation of the Plan (the "independent trustees"). The Plan may not be amended to increase the amount of the service fees without shareholder approval, and all amendments of the Plan also must be approved by the trustees including all of the independent trustees in the manner described above.
The Plan may be terminated at any time, without penalty, by vote of a majority of the independent trustees or by vote of a majority of the outstanding voting securities representing the Smith Barney Shares of the fund (as defined in the 1940 Act). Pursuant to the Plan, Salomon Smith Barney will provide the board of trustees with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

PORTFOLIO TRANSACTIONS

The manager arranges for the purchase and sale of the fund's securities and selects brokers and dealers
(including Salomon Smith Barney) which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The manager may select brokers and dealers that provide it with research services and may cause the fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services.
In selecting a broker, including Salomon Smith Barney, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the manager to supplement its own research and analysis.

Decisions to buy and sell securities for the fund are made by the manager, subject to the overall supervision and review of the trust's board of trustees. Portfolio securities transactions for the fund are effected by or under the supervision of the manager.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

In executing portfolio transactions and selecting brokers or dealers, it is the fund's policy to seek the best overall terms available. The manager, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.
The manager receives research, statistical and quotation services from several broker-dealers with which it places the fund's portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the manager exercises investment discretion.
Conversely, the fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The manager's fee under the Investment Advisory Agreement is not reduced by reason of its receiving such brokerage and research services. The trust's board of trustees, in its discretion, may authorize the manager to cause the fund to pay a broker that provides brokerage and research services to the manager a commission in excess of that which another qualified broker would have charged for effecting the same transaction. Salomon Smith Barney will not participate in commissions from brokerage given by the fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom.

In accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the trust's board of trustees has determined that any portfolio transaction for the fund may be executed through Salomon Smith Barney or an affiliate of Salomon Smith Barney if, in the manager's judgment, the use of Salomon Smith Barney or an affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers and if, in the transaction, Salomon
Smith Barney or the affiliate charges the fund a commission rate consistent with those charged by Salomon Smith Barney or an affiliate to comparable unaffiliated customers in similar transactions. In addition, under SEC rules Salomon Smith Barney may directly execute such transactions for the fund on the floor of any national securities exchange, provided:
(a) the board of trustees has expressly authorized
Salomon Smith Barney to effect such transactions; and
(b) Salomon Smith Barney annually advises the fund of the aggregate compensation it earned on such transactions.

Even though investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the kind made by the fund also may be made by those other accounts. When the fund and one or more accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained for or disposed of by the fund.

The fund will not purchase securities during the existence of any underwriting or selling group relating to the securities, of which the manager is a member, except to the extent permitted by the SEC.
Under certain circumstances, the fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation.

The fund has paid the following in brokerage commissions for portfolio transactions

					Fiscal Period
	Fiscal Year		Fiscal Period
	Ended 12/31/99 1
	Ended 11/30/99 		Ended
11/30/982

Total Brokerage Commissions		$7,233
	$86,196			$24,665

Total Brokerage Commissions
paid to Salomon Smith Barney		$   0
	$   0			$    0

% of Total Brokerage Commissions
paid to Salomon Smith Barney		     0%
	     0%			      0%

% of Total Transactions involving
Commissions paid to Salomon
Smith Barney				     0%
	     0%			      0%
_____________________________

1	For the period from December 1, 1999 to December
31, 1999, which reflects a change in the fiscal year
end
of the fund.
2	For the period from January 5, 1998
(commencement of operations) to November 30, 1998.

PORTFOLIO TURNOVER

Although the fund generally seeks to invest for the long term, the fund retains the right to sell securities irrespective of how long they have been held. Ordinarily, securities will be sold from the fund only to reflect certain administrative changes in the S&P 500 Index (including mergers or changes in the composition of the Index) or to accommodate cash flows into and out of the fund while maintaining the similarity of the fund to the index. Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index.
Because of this, the turnover rate for the fund will be relatively low. The fund's portfolio turnover rate for the fiscal period ended November 30, 1998 was 4%.
The fund's portfolio turnover rate for the fiscal period from December 1, 1999 to December 31, 1999
(which reflects a change in the fiscal year end of the fund), and the year ended November 30, 1999 was 0% and 6%, respectively.

PURCHASE OF SHARES

Detailed information about the purchase, redemption and exchange of fund shares appears in the prospectus.

General

The fund offers two classes of shares, Smith Barney
Shares and Citi Shares. Shares of each class are offered at net asset value without an initial sales charge.

Smith Barney Shares may be purchased from Salomon
Smith Barney, or a broker-dealer, financial intermediary or financial institution (each called a "Service Agent"). In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. Salomon Smith Barney and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds
Smith Barney Shares. Smith Barney Shares held directly at the sub-transfer agent are not subject to a maintenance fee.

Citi Shares may be purchased from the Distributor or a Service Agent. Citi Shares also may be purchased through the Cititrade Program by customers that have established a Cititrade Account. For more detailed information on how to open a Cititrade Account, please visit the Cititrade website at www.mycititrade.com or call a Cititrade account representative at 1-888-663-
CITI [2484].

During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone or Internet exchange or redemption. In such an event, another method of instruction, if available, should be considered. The fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a shareholder's identity by asking for the shareholder's name, address, telephone number, Social Security number, account number, or password identification number. If these or other reasonable procedures are not followed, the fund or its transfer agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions.
Otherwise, the shareholders will bear all risk of loss relating to a redemption or exchange by telephone.

Investors may open an account in the fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed
Retirement Plan. Subsequent investments of at least
$50 may be made for each Class. For shareholders purchasing shares of the fund through the Systematic
Investment Plan on a monthly basis, the minimum initial investment requirement and subsequent investment requirement for each Class is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for and the subsequent investment requirement for each Class is $50. There are no minimum investment requirements for employees of Citigroup and its subsidiaries, including
Salomon Smith Barney, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual
Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.
Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.

Purchase orders received by the fund or a Salomon
Smith Barney financial consultant prior to the close of regular trading on The New York Stock Exchange,
Inc. (the "NYSE"), on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the ''trade date'').
Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through Salomon Smith Barney or a Service Agent purchasing through Salomon Smith Barney, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

When payment is made by an investor through a Salomon
Smith Barney brokerage account before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Salomon Smith Barney may benefit from the temporary use of the funds. The fund's board of trustees has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Advisory, Administration and Distribution Agreements for continuance.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic
Investment Plan.  Under the Systematic Investment
Plan, Salomon Smith Barney, your Service Agent or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer may be charged a fee of up to $25 by Salomon Smith Barney, your Service Agent or the sub-transfer agent. The Systematic Investment Plan also authorizes the fund to apply cash held in the shareholder's brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the Smith Barney Shares account. For Cititrade customers, the Systematic
Investment Plan authorizes the fund to apply cash held in a shareholder's Cititrade Account to make additions to the Citi Shares account. For additional information, please contact the fund's sub-transfer agent, or if you hold your shares through a Service
Agent, your Service Agent. Additional information is available from the fund, a Salomon Smith Barney
Financial Consultant or your Service Agent.

Citi Shares are offered to a limited group of investors who participate in certain investment programs which charge a fee for participation, including the Smith Barney 401(k) Platform program.
In addition, Citi Shares shares are offered to tax-exempt employee benefit and retirement plans of Salomon Smith Barney and its affiliates. For more information about these programs, contact a Salomon
Smith Barney Financial Consultant or a Service Agent.

Retirement Plans. You may be able to invest in the fund under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. You should consult with the Transfer Agent and your tax and retirement advisers.

REDEMPTION OF SHARES

The right of redemption of shares of the fund may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the fund's shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to BFDS together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange.
Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith
Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds.
Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.
Distribution in Kind

If the board of trustees of the trust determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders may incur brokerage commissions when they subsequently sell those securities

Automatic Cash Withdrawal Plan

The Smith Barney Index Shares' Withdrawal Plan is
available to shareholders of the fund who own Smith
Barney Index Shares with a value of at least $10,000
and who wish to receive specific amounts of cash
monthly or quarterly.  Withdrawals of at least $50 may
be made without a redemption fee under the Withdrawal
Plan by redeeming as many Smith Barney Index Shares of
the fund as may be necessary to cover the stipulated
withdrawal payment.   As it generally would not be
advantageous to a shareholder to make additional investments in Smith Barney Index Shares at the same time he or she is participating in the Withdrawal
Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

Smith Barney Index shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional Smith Barney Index Shares of the fund. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal.
For additional information, shareholders should contact their Service Agent.

The Citi Index Shares' Systematic Withdrawal Plan permits you to have a specified dollar amount (minimum of $100 per withdrawal) automatically withdrawn from your account without a redemption fee on a regular basis if you have at least $10,000 in your fund account at the time of enrollment. You are limited to one withdrawal per month under the Plan. You may receive your withdrawals by check, or have the monies transferred directly into your bank account. Or you may direct that payments be made directly to a third party. To participate in the Plan, you must complete the appropriate forms provided by the sub-transfer agent or, if you hold your shares through a Service
Agent, by your Service Agent. Cititrade customers should contact a Cititrade account representative at 1-888-663-CITI[2484] for more information.

To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund.


Additional Information Regarding Telephone Redemption
And Exchange Program

Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

EXCHANGE PRIVILEGE

Shares of each Class may only be exchanged for Shares of the same Class of:

1. Smith Barney U.S. 5000 Index Fund
2. Smith Barney International Index Fund
(formerly EAFE Index Fund)
3. Citi Nasdaq-100 Index Fund
4. Citi Small Cap Index Fund
5. Citi U.S.1000 Index Fund
6. Citi Global Titans Fund
7. Citi U.S. Bond Index Fund

Exchanges can be made to the extent shares are offered for sale in the shareholder's state of residence.
Exchanges of are subject to minimum investment requirements and to the other requirements of the fund into which exchanges are made.

Holders of Smith Barney Shares and Citi Shares who wish to exchange all or a portion of their shares for the respective Class in any of the funds identified above may do so without imposition of any charge.

Additional Information Regarding the Exchange
Privilege

Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the fund's performance and its shareholders. The manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the fund's other shareholders. In this event, the fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the fund or (b) remain invested in the fund or exchange into any of the funds of the Smith Barney mutual funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

Certain shareholders may be able to exchange shares by telephone. See ''Redemption of Shares-Additional
Information Regarding Telephone Redemptions and
Exchange Program.'' Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form.
If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. An exchange involves a taxable redemption of shares, subject to the tax treatment described in "Dividend, Distributions and Taxes" below, followed by a purchase of shares of a different fund. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

VALUATION OF SHARES

The net asset value per share of the fund's Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin
Luther King Jr. Day, Presidents' Day, Good Friday,
Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas, and on the preceding
Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class specific expenses, the per share new asset value of each Class will differ. The following is a description of the procedures used by the trust in valuing its assets.

Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the fund's board of trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the fund's board of trustees. Amortized cost involves valuing an instrument at its original cost to the fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the fund will be valued at fair value as determined in good faith by the fund's board of trustees.

PERFORMANCE DATA

From time to time, the fund may quote its total return in advertisements or in reports and other communications to shareholders. The fund may include comparative performance information in advertising or marketing the fund's shares. Such performance information may include the following industry and financial publications: Barron's, Business Week, CDA
Investment Technologies, Inc., Changing Times, Forbes,
Fortune, Institutional Investor, Investor's Business
Daily, Money, Morningstar Mutual Fund Values, The New
York Times, USA Today and The Wall Street Journal.

Average Annual Total Return

A fund's "average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1 + T)n = ERV

	Where:	P	= 	a hypothetical
initial payment of $1,000.

		T	= 	average annual
total return.

		n	= 	number of years.

		ERV	=	Ending Redeemable
Value of a
hypothetical
$1,000 investment
made at the
beginning of a 1-,
5- or 10-year
period at the end
of a 1-, 5- or 10-
year period (or
fractional portion
thereof), assuming
reinvest-ment of
all dividends and
distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.



Average Annual Total Return



Class of Shares
1-Year
5-Year
10-
Year
Life
of
fund 3

1999 1
1999 2



Smith Barney Shares
 5.88%
19.96%
N/A
N/A
23.53%
Citi Shares
 5.91%
20.29%
N/A
N/A
26.25%
_________________________________
	1	For the period from December 1, 1999 to December
31, 1999 which reflects a change in the fiscal
year end of the fund.  Total return is not
annualized, as it may not be representative of
the total return for the year.
	2	For the fiscal year ended November 30, 1999.
	3	Smith Barney Shares and Citi Shares commenced
operations on January 5, 1998 and August 4,
1998, respectively. Prior to September 5, 2000, the Classes were named Class A and Class D shares, respectively.




Aggregate Total Return

The fund's "aggregate total return," as described below, represents the cumulative change in the value of an investment in the fund for the specified period and is computed by the following formula:

ERV - P
P

	Where: 	P 	=	a hypothetical initial
payment of $10,000.

				ERV	=	Ending Redeemable Value
of a hypothetical
$10,000 investment made
at the beginning of the
1-, 5- or 10-year period
at the end of the 1-, 5-
or 10-year period (or
fractional portion
thereof), assuming
reinvestment of all
dividends and
distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.



Aggregate Total Return



Class of Shares
1-Year

5-Year
10-
Year
Life
of
fund 3

1999 1
1999 2



Smith Barney Shares
20.03%
19.96%
N/A
N/A
52.16%
Citi Shares
20.29%
20.29%
N/A
N/A
38.85%
__________________________
	1	For the period from December 1, 1999 to December
31, 1999 which reflects a change in the fiscal
year end of the fund. Total return is not
annualized, as it may not be representative of
the total return for the year.
	2	For the fiscal year ended November 30, 1999.
	3	Smith Barney Shares and Citi Shares commenced
operations on January 5, 1998 and August 4,
1998, respectively. Prior to September 5, 2000, the Classes were named Class A and Class D shares, respectively.


Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.




DIVIDENDS, DISTRIBUTIONS AND TAXES

Taxes

The following is a summary of the material United
States federal income tax considerations regarding the purchase, ownership and disposition of shares of a fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

The Fund and Its Investments

The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended
(the "Code"). To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income
(including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year,
(i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a regulated investment company, the fund will not be subject to United States federal income tax on its net investment company taxable income (i.e., income other than any excess of its net realized long-term capital gains over its net realized short-term capital losses, ("net realized capital gains") or on its net realized capital gains if any, that it distributes to its shareholders, provided an amount equal to at least
90% of its investment company taxable income, plus or minus certain other adjustments as specified in the Code's and 90% of its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate rates on any taxable income or gains it does not distribute.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, would constitute dividends
(eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the fund failed to qualify as a regulated investment company for a period greater than one taxable year, the fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) with respect to certain of its assets in order to qualify as a regulated investment company in a subsequent year.

The fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code
(including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund's investment in Section 1256 contracts, such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year.
The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year.
Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Foreign Investments.  Dividends or other income
(including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund's investments.

Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United
States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If the fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which may be difficult or not possible to obtain.

Alternatively, the fund may make a mark-to-market election that would result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the IRS. By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of United States Shareholders

Dividends and Distributions. Any dividend declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year. The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The fund currently expects to distribute any excess annually to its shareholders.
However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United
Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their United
States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income.
Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Dividends and distributions paid by the fund attributable to dividends on stock of U.S. corporations received by the fund, with respect to which the fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Distributions in excess of the fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets).

Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in such shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup Withholding. The fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding.
Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices. Shareholders will be notified annually by the fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "Taxes- Taxation of United
States Shareholders - Dividends and Distributions") made by the fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

The foregoing is only a summary of certain material tax consequences affecting the fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

ADDITIONAL INFORMATION

The trust was organized on October 17, 1991 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The trust offers shares of beneficial interest of seven separate funds with a par value of $.001 per share. The fund offers shares of beneficial interest currently classified into two
Classes - Smith Barney Shares and Citi Shares. Each
Class of the fund represents an identical interest in the fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the service fees borne by the Smith Barney Share Class pursuant to the Plan;
(c) the expenses allocable exclusively to each Class;
(d) voting rights on matters exclusively affecting a single Class; and (e) the exchange privilege of each Class. The trust's board of trustees does not anticipate that there will be any conflicts among the interests of the holders of the fund's two Classes.
The trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

Under Massachusetts's law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. The Master Trust
Agreement disclaims shareholder liability for acts or obligations of the fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or a trustee. The Master Trust Agreement provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund.
Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management of the fund believes is remote. Upon payment of any liability incurred by the fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of the fund.
The trustees intend to conduct the operation of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

The Master Trust Agreement of the fund permits the trustees of the fund to issue an unlimited number of full and fractional shares of a single Class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. Each share in the fund represents an equal proportional interest in the fund with each other share.
Shareholders of the fund are entitled upon its liquidation to share pro rata in its net assets available for distribution. No shareholder of the fund has any preemptive or conversion rights. Shares of the fund are fully paid and non-assessable.

Pursuant to the Master Trust Agreement, the fund's trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).

The fund does not hold annual shareholder meetings.
There normally will be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees.
Shareholders of record of no less than two-thirds of the outstanding shares of the trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The trustees will call a meeting for any purpose upon written request of shareholders holding at least 10% of the trust's outstanding shares and the trust will assist shareholders in calling such a meeting as required by the 1940 Act.

When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class.
Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one Class, in which case only shares of the affected would be entitled to vote.

The trust was organized as an unincorporated
Massachusetts business trust on October 17, 1991 under the name Shearson Lehman Brothers Intermediate-Term
Trust. On October 14, 1994 and August 16, 1995, the trust's name was changed Smith Barney Income Trust and Smith Barney Investment Trust, respectively.

Annual and Semi-annual Reports. The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund's printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household.
This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-
Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Salomon Smith Barney Financial
Consultant or the transfer agent.

FINANCIAL STATEMENTS

The fund's annual report for the fiscal year ended
November 30, 1999 and for the period from December 1, 1999 to December 31, 1999, which reflects a change in the fiscal year end of the fund, is incorporated herein by reference in its entirety. The annual report for the year ended November 30, 1999 was filed on February 15, 2000, Accession Number 91155-00-
000110.  The annual report for the year ended December
31, 1999 was filed on March 2, 2000, Accession Number
91155-00-000172.

Styles of Fund Management: In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

Style Pure Series - Our style Pure Series funds stay fully invested within their asset class and investment style, enabling investors to make asset allocation decisions in conjunction with their Salomon Smith
Barney Financial Consultant or Service Agent.

Classic Investor Series - Our Classic Investor Series funds offer a range of equity and fixed income strategies that seek to capture opportunities across asset classes and investment styles using disciplined investment approaches.

The Concert Allocation Series - As a fund of funds, investors can select a Concert Portfolio that may help their investment needs. As needs change, investors can easily choose another long-term, diversified investment from our Concert family.

Special Discipline Series - Our Special Discipline
Series funds are designed for investors who are looking beyond more traditional market categories:
from natural resources to a roster of state-specific municipal funds.



























SMITH BARNEY
INVESTMENT TRUST



S&P 500 Index Fund














April 28, 2000
(as amended September 5,
2000)


SMITH BARNEY INVESTMENT TRUST
388 Greenwich Street
New York, NY 10013

				SALOMON SMITH BARNEY
	A Member of Citigroup [Symbol]








April 28, 2000
(as amended September 5, 2000)
STATEMENT OF ADDITIONAL INFORMATION

SMITH BARNEY INVESTMENT TRUST

Smith Barney U.S. 5000 Index Fund
Smith Barney International Index Fund

388 Greenwich Street
New York, New York 10013
(800) 451-2010

Smith Barney U.S. 5000 Index Fund (the "U.S. 5000
Index Fund") and the Smith Barney International Index
Fund (the "International Index Fund") (each a "fund" and collectively, the "funds") are each a separate investment series of Smith Barney Investment Trust
(the "trust"), an open-end management investment company. The trust offers two classes of shares of each fund - Smith Barney Index Shares and Citi Index
Shares.  This Statement of Additional Information
("SAI") is meant to be read in conjunction with the prospectus dated April 28, 2000 by which the Smith
Barney Index Shares of the funds are offered, or the prospectus dated September 5, 2000 by which the Citi
Shares of the funds are offered, and is incorporated by reference in its entirety into the prospectuses.
Additional information about each fund's investments is available in the fund's annual and semi-annual reports to shareholders, which are incorporated herein by reference. Please call 1-800-451-2020 toll free to obtain a prospectus for the Smith Barney Index Shares.
Please call 1-800-995-0134 toll free to obtain a prospectus for the Citi Index Shares.

TABLE OF CONTENTS

Investment Objective and Management
Policies................................................ 	2
Portfolio Securities........................................ 	 9
Investment Restrictions of the
Fund..............................................................	27
Risk Considerations..............................................	33
Trustees of the Trust and Executive Officers of the
Fund..................................... 	35
Investment Management and Other
Services.................................................... 	37
Portfolio Transactions and
Turnover............................................................. 	42
Purchase of Shares..................................................	43
Redemption of Shares.................................................. 	 46
Exchange Privilege....................................................	48
Valuation of
Shares................................................................	  49
Performance
Data........................................................  	 50
Dividends, Distributions and
Taxes...............................................................  	 53
Additional
Information...............................................................  	58
Financial
Statements................................................................	61
Other
Information................................................. 	 61


INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES tc
"INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES"

General

The prospectus discusses the funds' investment objective and policies. On September 5, the Class A
Shares and Class D Shares of the U.S. 5000 Index Fund were renamed Smith Barney U.S 5000 Index Shares
("Smith Barney Shares") and Citi U.S. 5000 Index
Shares ("Citi Index Shares"), respectively. The Class
A Shares and Class D Shares of the International Index
Fund were renamed Smith Barney International Index
Shares ("Smith Barney Shares") and Citi International
Index Shares ("Citi Index Shares"), respectively.
Effective September 5, 2000, the EAFE Index Fund was renamed Smith Barney International Index Fund.

In order to take advantage of the economies of scale offered by a larger pool of assets, each fund is structured as a "feeder" fund. A feeder fund seeks to achieve its investment objective by investing its assets in a "Master Portfolio" managed by Barclays
Global Fund Advisors, N.A. ("BGFA").  The Master
Portfolio invests substantially all of its assets in securities in accordance with investment objectives, policies, and limitations that are substantially similar to those of the fund. In other words, the fund "feeds" shareholder investments into its corresponding Master Portfolio.

The prospectus discusses each fund's and each Master
Portfolio's investment objective and policies. This section contains supplemental information concerning the types of securities and other instruments in which each fund and each Master Portfolio may invest, the investment policies and portfolio strategies each fund and each Master Portfolio may utilize and certain risks associated with these investments, policies and strategies. SSB Citi Fund Management LLC ("SSB Citi" or the "administrator") serves as the fund's administrator.

Master Investment Portfolio ("MIP") is an open-end, management investment company, organized on October
21, 1993 as a business trust under the laws of the State of Delaware. MIP is a "series fund," which is a mutual fund divided into separate portfolios. The
U.S. Equity Index Master Portfolio and the
International Index Portfolio are diversified portfolios of MIP. Each Master Portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940
Act"), and for other purposes, and an interestholder of the Master Portfolio is not deemed to be an interestholder of any other portfolio of MIP.

Beneficial interests in the Master Portfolios are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"). Investments in the
Master Portfolios may be made only by investment companies or certain other entities, which are "accredited investors" within the meaning of Regulation D under the 1933 Act. Investment companies that hold units of beneficial interest ("interests") in the Master Portfolios are sometimes referred to herein as "feeder funds."



Master/Feeder Fund Structure

Unlike mutual funds that directly acquire and managed their own portfolio of securities, each fund is a "feeder" fund in a "master/feeder" structure. This means that each fund invests in a larger "master" portfolio of securities that has investment objectives and policies substantially identical to those of that fund. The investment performance of each fund depends on the investment performance of its Master Portfolio.
If the investment policies of the fund and the Master
Portfolio become inconsistent, the board of trustees of the fund can decide what actions to take. Actions the board of trustees may recommend include withdrawal of the fund's assets from the Master Portfolio. The board of trustees would then consider whether it should hire its own investment adviser, invest in a different master portfolio, or take other action.

The U.S. 5000 Index Fund seeks to offer long-term capital growth by approximating the performance, before expenses, of the Wilshire 5000 Index.

The U.S. 5000 Index Fund's Master Portfolio, the U.S.
Equity Index Master Portfolio, invests substantially all of its assets in two other Master Portfolios of BGFA. One of these Master Portfolios invests substantially all of its assets in a representative sample of stocks comprising the Wilshire 4500 Index
(the "Extended Index Portfolio").  The other Master
Portfolio invests substantially all of it assets in stocks comprising the S&P 500 Index (the "S&P 500
Index Portfolio") (together, the "Underlying
Portfolios"). The Master Portfolio's assets will be invested in the Underlying Portfolios in proportions adjusted periodically to maintain the capitalization range of the Wilshire 5000 Index.

The International Index Fund seeks to offer long-term capital growth and diversification by approximating the performance, before expenses, of the Morgan
Stanley Capital International Europe, Australia, and
Far East Free Index (the " EAFE Index").

Because it can be very expensive to buy and sell all of the securities in a target benchmark, the Master
Portfolio employs "sampling" techniques to approximate benchmark characteristics such as capitalization and industry weight using fewer securities than contained in the benchmark. Therefore, the performance of the Master Portfolio versus its benchmark can be expected to deviate more than that of funds investing in all of the securities contained in a benchmark.

The International Index Fund and the International
Index Master Portfolio maintain equity exposure for cash balances by purchasing appropriate futures contracts. Futures contracts are not used for leverage. The International Index Fund and the
International Index Master Portfolio seek to remain fully invested at all times, without significant cash balances.

INVESTMENT OBJECTIVE-U.S. Equity Index Master
Portfolio.

? The U.S. Equity Index Master Portfolio seeks to match as closely as practicable, before fees and expenses, the performance of the Wilshire 5000 Equity Index (the
"Wilshire 5000 Index"). The U.S. Equity
Index Master Portfolio uses a "fund of
funds" structure to track the Wilshire
5000 Index, which is comprised of the
stocks in the Standard & Poor's 500 Stock
Index ("S&P 500 Index"), except for a
small number of foreign stocks that
represent approximately 3% of the S&P 500
Index, and the stocks in the Wilshire 4500
Equity Index (the "Wilshire 4500 Index").
In this regard, the U.S. Equity Index
Master Portfolio seeks to achieve its
objective by investing substantially all of its assets in two other portfolios of MIP-the Extended Index Portfolio (which invests substantially all of its assets in a representative sample of stocks comprising the Wilshire 4500 Index) and the S&P 500 Index Portfolio (which invests substantially all of its assets in stocks comprising the S&P 500 Index). The U.S.
Equity Index Master Portfolio's assets
will be invested in the Underlying
Portfolios of MIP in proportions adjusted periodically to maintain the capitalization range of the Wilshire 5000
Index.  The performance of the U.S. Equity
Index Master Portfolio will correspond
directly to the performance of the
Underlying Portfolios.  The Master
Portfolio and the fund may not track the corresponding index perfectly, as differences between the index and the Master Portfolio's Underlying Portfolios may cause differences in performance. The
U.S. Equity Index Master Portfolio's
investment objective can be changed by
MIP's board of trustees without
interestholder approval.  The objective
and policies of the Master Portfolio
determine the types of portfolio
securities in which it invests, the degree of risk to which it is subject and, ultimately, its performance. There can be no assurance that the Master Portfolio's investment objective will be achieved.

	INVESTMENT OBJECTIVES-Underlying Portfolios

? The S&P 500 Index Portfolio seeks to
provide investment results, before fees
and expenses, that correspond to the total return performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500
Stock Index.

? The Extended Index Portfolio seeks to
approximate, before fees and expenses, the capitalization range and performance of the Wilshire 4500 Index.

ABOUT THE INDICES  The Wilshire 5000 Index was created
December 31, 1980. It measures the performance of all U.S. headquartered equity securities with readily available price data. Over 7,000 capitalization weighted security returns are used to adjust the index.

? The Wilshire 4500 Index was created
December 31, 1983.  It is the Wilshire
5000 Index with most of the companies in the S&P 500 Index removed. Over 6,500 capitalization weighted security returns are used to adjust the index.

? The S&P 500 Index was created March 5,
1957.  It is composed of 500 selected
common stocks, most of which are listed on the NYSE.

The securities comprising the S&P 500 Index represent the stocks of primarily large-cap companies. The securities comprising the Wilshire 4500 Index represent the smaller- and medium-sized companies of the Wilshire 5000 Index. In order for the U.S. Equity
Index Master Portfolio to maintain a capitalization weighted representative sample of the Wilshire 5000
Index, it will invest in the Underlying Portfolios in proportion to the overall capitalization of their respective indices. Based on their relative overall capitalizations as of the date of this SAI, roughly two thirds of the U.S. Equity Index Master Portfolio's portfolio will be invested in the S&P 500 Index
Portfolio and the other third in the Extended Index
Portfolio. Historically, the overall capitalization of the indices have varied, and as a result, the U.S.
Equity Index Master Portfolio's portfolio is also likely to vary.

INVESTMENT POLICIES- U.S. Equity Index Master
Portfolio.

? The U.S. Equity Index Master Portfolio seeks to match the total return performance of the Wilshire 5000 Index, which is composed of over 7,000 selected common stocks traded on the New York Stock
Exchange, American Stock Exchange and
Nasdaq Stock Market.  The weightings of
stocks in the Wilshire 5000 Index are
based on each stock's relative total
market capitalization; that is, its market price per share times the number of shares outstanding. The percentage of the U.S.
Equity Index Master Portfolio's assets
invested in the Underlying Portfolios is approximately the same as the percentage such Portfolios are invested in stocks represented in the Wilshire 5000 Index.
Securities are selected for investment by the Underlying Portfolios as indicated below.

INVESTMENT POLICIES - Underlying Portfolios.

? The Extended Index Portfolio seeks to
match the total return performance of U.S.
stocks, excluding the large-cap stocks
included in the S&P 500 Index. The fund defines these stocks as those comprising the Wilshire 4500 Index, which is composed of over 6,500 equity stocks of issuers headquartered in the United States. The
Index is almost entirely comprised of
common stocks listed on the New York Stock
Exchange, American Stock Exchange or
Nasdaq Stock Market.  The weightings of
stocks in the Wilshire 4500 Index are
based on each stock's relative total
market capitalization, that is, its market price per share times the number of shares outstanding. The Extended Index Portfolio invests in a representative sample of these securities. Securities are selected for investment by the Extended Index
Portfolio in accordance with their
capitalization, industry sector and
valuation, among other factors.

? The S&P 500 Index Portfolio seeks to match the total return performance of the S&P
500 Index, which is composed of 500
selected common stocks, most of which are listed on the New York Stock Exchange.
The weightings of stocks in the S&P 500
Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. The percentage of the S&P 500 Index Portfolio's assets invested in a given stock is approximately the same as the percentage such stock represents in the S&P 500 Index

Unlike the Extended Index Portfolio, which invests in a representative sample of the over 6,500 stocks represented by its benchmark, the Wilshire 4500 Index, the S&P 500 Index Portfolio invests in all 500 of the stocks represented by its benchmark, the S&P 500
Index.

No attempt is made to manage the portfolio of the U.S.
Equity Index Master Portfolio using economic, financial or market analysis. The U.S. Equity Index
Master Portfolio is managed by determining which proportion of its assets will be invested in each Underlying Portfolio to match, to the extent feasible, the capitalization range and returns of the Wilshire
5000 Index. The Underlying Portfolios determine which securities are to be purchased or sold to match or sample their respective benchmarks. Under normal market conditions, at least 90% of the value of the U.S. Equity Index Master Portfolio's total assets is invested, through the Underlying Portfolios, in securities comprising the Wilshire 5000 Index. The
U.S. Equity Index Master Portfolio's ability to match its investment performance to the investment performance of the Wilshire 5000 Index may be affected by, among other things, the U.S. Equity Index Master
Portfolio's and Underlying Portfolios' expenses, the amount of cash and cash equivalents held by the U.S.
Equity Index Master Portfolio and the Underlying
Portfolios, the manner in which the total returns of the Wilshire 5000 Index, the Wilshire 4500 Index and the S&P 500 Index are calculated; the size of the U.S.
Equity Index Master Portfolio's investment portfolio;
and the timing, frequency and size of shareholder purchases and redemptions.

The Underlying Portfolios use cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of their portfolio to the securities comprising their respective benchmarks. The U.S. Equity Index Master
Portfolio uses cash flows from its interestholder purchase and redemption activity to periodically adjust its investment in the Underlying Portfolios to maintain, to the extent feasible, the similarity of its capitalization range and returns to those of the securities comprising the Wilshire 5000 Index. BGFA regularly monitors the U.S. Equity Index Master
Portfolio's correlation to the Wilshire 5000 Index and adjusts the U.S. Equity Index Master Portfolio's investment in the Underlying Portfolios to the extent necessary. Inclusion of a security in an Index in no way implies an opinion by the sponsor of the Index as to its attractiveness as an investment.

The sampling techniques utilized by the U.S. Equity
Index Master Portfolio and the Extended Index
Portfolio are designed to allow said portfolios to substantially duplicate the investment performance of their respective benchmarks. However, the U.S. Equity
Index Master Portfolio is not expected to track the Wilshire 5000 Index with the same degree of accuracy that complete replication of such Index would provide.
In addition, at times, the portfolio composition of the U.S. Equity Index Master Portfolio may be altered
(or "rebalanced") to reflect changes in the characteristics of the Wilshire 5000 Index, primarily by adjusting the U.S. Equity Index Master Portfolio's investment in the Underlying Portfolios. The S&P 500
Index seeks to replicate completely the investments and capitalization range of the S&P 500 Index

The investment policies, strategies, techniques and restrictions employed by the U.S. Equity Index Master
Portfolio in pursuing its investment objective vis-a vis the Wilshire 5000 Index are substantially similar to those employed by the Underlying Portfolios in pursuing their respective investment objectives vis-a vis their respective benchmarks. Unless otherwise indicated, references to the investment policies, strategies, techniques and restrictions of the U.S.
Equity Index Master Portfolio also are references to the investment policies, strategies, techniques and restrictions of the Underlying Portfolios in which the U.S. Equity Index Master Portfolio invests substantially all of its assets.

In seeking to match the performance of the Wilshire
5000 Index, the U.S. Equity Index Master Portfolio also may engage in futures and options transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk.
The U.S. Equity Index Master Portfolio attempts to be fully invested at all times in securities comprising the Wilshire 5000 Index and in futures contracts and options on futures contracts, although the U.S. Equity
Index Master Portfolio may invest up to 10% of its assets in high-quality money market instruments to provide liquidity. The U.S. Equity Index Master
Portfolio also may invest up to 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days.

INVESTMENT OBJECTIVE - International Index Master
Portfolio

? The International Index Master Portfolio seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital
International Europe, Australia, Far East
Free Index (the "EAFE Free Index").

The International Index Master Portfolio's investment objective can be changed by MIP's board of trustees without interestholder approval. The objective and policies of the Master Portfolio determines the types of portfolio securities in which it invests, the degree of risk to which it is subject and, ultimately, its performance. There can be no assurance that the Master Portfolio's investment objective will be achieved.

PRINCIPAL STRATEGIES - International Index Master
Portfolio

? The International Index Master Portfolio seeks to match the total return performance of foreign stock markets by investing in common stocks included in the EAFE Free Index. The EAFE Free Index is a capitalization-weighted index that currently includes stocks of companies located in 15 European countries (Austria, Belgium, Denmark, Finland,
France, Germany, Ireland, Italy, the Netherlands,
Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong
Kong, Japan and Singapore The EAFE Free Index broadly represents the performance of foreign stock markets. The weightings of stocks in the EAFE Free
Index are based on each stock's relative total market capitalization, that is, its market price per share times the number of shares outstanding.
The Master Portfolio invests in a representative sample of these securities. Securities are selected for investment by the Master Portfolio in accordance with their capitalization, industry sector and valuation, among other factors.

No attempt is made to manage the portfolio of the Master Portfolio using economic, financial and market analysis. The Master Portfolio is managed by determining which securities are to be purchased or sold to match, to the extent feasible, the capitalization range and returns of the EAFE Free
Index. Under normal market conditions, at least 90% of the value of the Master Portfolio's total assets is invested in securities comprising the EAFE Free Index.
The Master Portfolio attempts to achieve, in both rising and falling markets, a correlation of at least
95% between the total return of its net assets before expenses and the total return of the EAFE Free Index.
The Master Portfolio's ability to match its investment performance to the investment performance of the EAFE
Free Index may be affected by, among other things: the Master Portfolio's expenses; the amount of cash and cash equivalents held by the Master Portfolio; the manner in which the total return of the EAFE Free
Index is calculated; the size of the Master
Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. The Master Portfolio uses cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its capitalization range and returns to those of the securities comprising the EAFE Free Index. BGFA regularly monitors the Master Portfolio's correlation to the EAFE Free Index and adjusts the Master
Portfolio's portfolio to the extent necessary.
Inclusion of a security in the EAFE Free Index in no way implies an opinion by MSCI as to its attractiveness as an investment.

BGFA may use statistical sampling techniques to attempt to replicate the returns of the EAFE Free
Index using a smaller number of securities.
Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings ratio, price/book ratio, earnings growth, country weightings and the effect of foreign taxes. The sampling techniques utilized by the Master Portfolio are designed to allow the Master Portfolio to substantially duplicate the investment performance of the EAFE Free Index. However, the Master Portfolio is not expected to track the EAFE Free Index with the same degree of accuracy that complete replication of such Index would provide. In addition, at times, the portfolio composition of the Master Portfolio may be altered (or "rebalanced") to reflect changes in the characteristics of the EAFE Free Index.

In seeking to match the performance of the EAFE Free
Index, the Master Portfolio also may engage in futures and options transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk. The Master
Portfolio attempts to be fully invested at all times in securities comprising the EAFE Free Index and in futures contracts and options on futures contracts, although the Master Portfolio may invest up to 10% of its assets in high-quality money market instruments to provide liquidity. The Master Portfolio may invest up to 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days.


PORTFOLIO SECURITIES

U.S. Equity Index Master Portfolio

The U.S. Equity Index Master Portfolio may invest in the securities described below.

The investment policies, strategies, techniques and restrictions employed by the Master Portfolio in pursuing its investment objective vis-a-vis the Wilshire 5000 Index are substantially similar to those employed by the Underlying Portfolios in pursuing their respective investment objectives vis-a-vis their respective benchmarks. Unless otherwise indicated, references to the investment policies, strategies, techniques and restrictions of the U.S Equity Index
Master Portfolio also are references to the investment policies, strategies, techniques and restrictions of the Underlying Portfolios in which the U.S, Equity
Index Master Portfolio invests substantially all of its assets.

Futures Contracts and Options Transactions-The U.S.
Equity Index Master Portfolio may use futures as a substitute for a comparable market position in the underlying securities.

A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial statement at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes).

Although the U.S. Equity Index Master Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.
Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the U.S. Equity Index Master
Portfolio to substantial losses. If it is not possible, or if the U.S. Equity Index Master Portfolio determines not to close a futures position in anticipation of adverse price movements, the U.S.
Equity Index Master Portfolio will be required to make daily cash payments on variation margin.

Stock Index Futures and Options on Stock Index
Futures-The U.S. Equity Index Master Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the U.S. Equity Index Master
Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when the U.S. Equity
Index Master Portfolio seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

Index Swaps-The U.S. Equity Index Master Portfolio may enter into index swaps in pursuit of its investment objective. Index swaps involve the exchange by the U.S. Equity Index Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The U.S. Equity Index Master Portfolio will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the U.S. Equity Index Master Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the U.S. Equity Index Master
Portfolio enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the U.S. Equity Index Master
Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

The use of index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the U.S.
Equity Index Master Portfolio. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the U.S.
Equity Index Master Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the U.S.
Equity Index Master Portfolio may not receive net amount of payments that the U.S. Equity Index Master
Portfolio contractually is entitled to receive.

Borrowing Money-As a fundamental policy, the U.S.
Equity Index Master Portfolio is permitted to borrow to the extent permitted under the 1940 Act. However, the U.S. Equity Index Master Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, and may borrow up to one-third of the value of its total assets
(including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

International Index Master Portfolio

The International Index Master Portfolio may invest in the securities described below.

Foreign Currency Futures Contracts.

In General. A foreign currency futures contract is an agreement between two parties for the future delivery of a specified currency at a specified time and at a specified price. A "sale" of a futures contract means the contractual obligation to deliver the currency at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity
Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange.

While futures contracts based on currencies do provide for the delivery and acceptance of a particular currency, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction.
The International Index Master Portfolio will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, the International Index Master Portfolio must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the International Index Master Portfolio may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable.

Purchase and Sale of Currency Futures Contracts. In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, the International Index Master Portfolio may buy or sell currency futures contracts. If a fall in exchange rates for a particular currency is anticipated, the International Index Master Portfolio may sell a currency futures contract as a hedge. If it is anticipated that exchange rates will rise, the International Index Master Portfolio may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the International Index Master
Portfolio intends to purchase. These futures contracts will be used only as a hedge against anticipated currency rate changes.

A currency futures contract sale creates an obligation by the International Index Master Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the International Index
Master Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction.

In connection with transactions in foreign currency futures, the International Index Master Portfolio will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.


Risk Factors Associated with Futures Transactions.
The effective use of futures strategies depends on, among other things, the International Index Master
Portfolio's ability to terminate futures positions at times when BGFA deems it desirable to do so. Although the International Index Master Portfolio will not enter into a futures position unless BGFA believes that a liquid secondary market exists for such future, there is no assurance that the International Index
Master Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The International Index Master
Portfolio generally expects that its futures transactions will be conducted on recognized US. and foreign securities and commodity exchanges.

Futures markets can be highly volatile and transactions of this type carry a high risk of loss.
Moreover, a relatively small adverse market movement with respect to these transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

The use of futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of futures strategies also depends on the ability of BGFA to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

In addition to the foregoing risk factors, the following sets forth certain information regarding the potential risks associated with the International
Index Master Portfolio's futures transactions.

Risk of Imperfect Correlation.  The International
Index Master Portfolio's ability effectively to hedge currency risk through transactions in foreign currency futures depends on the degree to which movements in the value of the currency underlying such hedging instrument correlate with movements in the value of the relevant securities held by the International
Index Master Portfolio. If the values of the securities being hedged do not move in the same amount or direction as the underlying currency, the hedging strategy for the International Index Master Portfolio might not be successful and the International Index
Master Portfolio could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the currency underlying a futures contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the International Index Master
Portfolio's overall return could be less than if the hedging transactions had not been undertaken.

Under certain extreme market conditions, it is possible that the International Index Master Portfolio will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the International Index Master
Portfolio.

The International Index Master Portfolio will purchase or sell futures contracts only if, in BGFA's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the International Index Master Portfolio's portfolio for the hedge to be effective. There can be no assurance that BGFA's judgment will be accurate.

Potential Lack of a Liquid Secondary Market. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements.
This could require the International Index Master
Portfolio to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market may be lacking. Prior to exercise or expiration, a futures position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the International Index Master Portfolio will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In such event it may not be possible to close out a position held by the International Index Master Portfolio, which could require the International Index Master Portfolio to purchase or sell the instrument underlying the position, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the International Index Master
Portfolio's ability effectively to hedge its securities, or the relevant portion thereof.

The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Trading and Position Limits. Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of each Series or Class is divided from time to time
(including whole Shares and fractions of Shares).
BGFA does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the International Index Master
Portfolio's investments.

Regulations on the Use of Futures Contracts.
Regulations of the CFTC require that the International
Index Master Portfolio enter into transactions in futures contracts for hedging purposes only, in order to assure that it is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of investment securities held by the International
Index Master Portfolio, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the International Index Master
Portfolio, and accrued profits on such positions. In addition, the International Index Master Portfolio may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the International Index Master Portfolio's total assets.

When the International Index Master Portfolio purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be segregated with the International Index Master
Portfolio's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

The International Index Master Portfolio's ability to engage in the hedging transactions described herein may be limited by the policies and concerns of various
Federal and state regulatory agencies.

BGFA uses a variety of internal risk management procedures to ensure that derivatives use is consistent with the International Index Master
Portfolio's investment objective, does not expose the International Index Master Portfolio to undue risk and is closely monitored. These procedures include providing periodic reports to the board of trustees concerning the use of derivatives.

Foreign Obligations and Securities.

The foreign securities in which the International
Index Master Portfolio may invest include common stocks, preferred stocks, warrants, convertible securities and other securities of issuers organized under the laws of countries other than the United
States. Such securities also include equity interests in foreign investment funds or trusts, real estate investment trust securities and any other equity or equity-related investment whether denominated in foreign currencies or U.S. dollars.

The International Index Master Portfolio may invest in foreign securities through American Depository
Receipts ("ADRs"), Canadian Depository Receipts
(''CDRs''), European Depository Receipts ("EDRs"),
International Depository Receipts ("IDRs") and Global
Depository Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S.
bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in US. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

For temporary defensive purposes, the International
Index Master Portfolio may invest in fixed income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

From time to time, investments in other investment companies may be the most effective available means by which the International Index Master Portfolio may invest in securities of issuers in certain countries.
Investment in such investment companies may involve the payment of management expenses and, in connection with some purchases, sales loads, and payment of substantial premiums above the value of such companies' portfolio securities. At the same time, the International Index Master Portfolio would continue to pay its own management fees and other expenses.

Investment income on certain foreign securities in which the International Index Master Portfolio may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the International Index Master Portfolio would be subject.

The International Index Master Portfolio's investments in foreign securities involve currency risks. The
U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. To attempt to minimize risks to the International Index
Master Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies, the International Index Master Portfolio may engage in foreign currency transactions on a spot
(i.e., cash) basis and may purchase or sell forward foreign currency exchange contracts ("forward contracts"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers. The International Index Master Portfolio may also purchase and sell foreign currency futures contracts (see "Purchase and Sale of Currency Futures
Contracts").

Forward contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is traded at a net price without commission. The International Index Master
Portfolio will direct its custodian, to the extent required by applicable regulations, to segregate high grade liquid assets in an amount at least equal to its obligations under each forward contract. Neither spot transactions nor forward contracts eliminate fluctuations in the prices of the International Index
Master Portfolio's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The International Index Master Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a
"transaction hedge"). In addition, when BGFA believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the International Index Master Portfolio's securities denominated in such foreign currency, or when BGFA believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a
"position hedge').

The International Index Master Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where BGFA believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the portfolio securities are denominated (a "cross-hedge").

Foreign currency hedging transactions are an attempt to protect the International Index Master Portfolio against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position.
Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

The International Index Master Portfolio's custodian will, to the extent required by applicable regulations, segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the International Index Master Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the International Index Master Portfolio's commitments with respect to such contracts.

The cost to the International Index Master Portfolio of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. BGFA considers on an ongoing basis the creditworthiness of the institutions with which the International Index Master Portfolio enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the International Index
Master Portfolio may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

Hedging and Related Strategies.

The International Index Master Portfolio may attempt to protect the U.S. dollar equivalent value of one or more of its investments (hedge) by purchasing and selling foreign currency futures contracts and by purchasing and selling currencies on a spot (i.e., cash) or forward basis. Foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of currency at a specified future time and at a specified price.
Although such futures contracts by their terms call for actual delivery or acceptance of currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

The International Index Master Portfolio may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. For example, the International Index Master Portfolio may enter into a forward currency contract to sell an amount of a foreign currency approximating the value of some or all of the Master Portfolio's securities denominated in such currency. The International Index Master
Portfolio may use forward contracts in one currency or a basket of currencies to hedge against fluctuations in the value of another currency when BGFA anticipates there will be a correlation between the two and may use forward currency contracts to shift the International Index Master Portfolio's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the International Index
Master Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.

BGFA might not employ any of the strategies described above, and there can be no assurance that any strategy used will succeed. If BGFA incorrectly forecasts exchange rates, market values or other economic factors in utilizing a strategy for the International
Index Master Portfolio, the Master Portfolio might have been in a better position had it not hedged at all. The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the International Index Master
Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the International Index Master Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the International Index Master
Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the International Index Master Portfolio to maintain
"cover" or to segregate securities in connection with hedging transactions and the possible inability of the International Index Master Portfolio to close out or to liquidate its hedged position.

New financial products and risk management techniques continue to be developed. The International Index
Master Portfolio may use these instruments and techniques to the extent consistent with its investment objectives and regulatory and tax considerations.

Privately Issued Securities.

The International Index Master Portfolio may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule
144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary.
Delay or difficulty in selling such securities may result in a loss to the International Index Master
Portfolio. Privately issued or Rule 144A securities that are determined by BGFA to be "illiquid" are subject to the International Index Master Portfolio's policy of not investing more than 15% of its net assets in illiquid securities. BGFA, under guidelines approved by board of trustees of MIP, will evaluate the liquidity characteristics of each Rule 144A
Security proposed for purchase by the International
Index Master Portfolio on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A
Security and the number of other potential purchasers;
(3) dealer undertakings to make a market in the Rule
144A Security; and (4) the nature of the Rule 144A
Security and the nature of the marketplace trades
(e.g., the time needed to dispose of the Rule 144A
Security, the method of soliciting offers and the mechanics of transfer).

U.S. Equity Index and International Index Master
Portfolios

The U.S. Equity Index Master Portfolio and the
International Index Master Portfolio (each, a "Master
Portfolio") may invest in the securities described below.

Short-Term Instruments and Temporary
Investments.

The Master Portfolios may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of interestholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Master
Portfolio may invest include: (i) short-term obligations issued or guaranteed by the U.S.
Government, its agencies or instrumentalities
(including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal
Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Company (the "FDIC"); (iii) commercial paper rated at the date of purchase "Prime-
1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA;
(iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S.
dollar-denominated obligations of foreign banks
(including U.S. branches) that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio.

Bank Obligations. The Master Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Master Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association
Insurance Fund administered by the FDIC. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal
Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve
System only if they elect to join. In addition, state banks whose CDs may be purchased by the Master
Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Master
Portfolio, depending on the principal amount of the CDs of each bank held by the Master Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Master Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness.
However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements.
In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank

Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office.
A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to:
(1) pledge to the regulator by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.

The Master Portfolio may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, which are members of the FDIC, provided such Master
Portfolio purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings
Association Insurance Fund administered by the FDIC.
Interest payments on such a CD are not insured by the FDIC. No Master Portfolio will own more than one such CD per such issuer.

Commercial Paper and Short-Term Corporate Debt
Instruments. The Master Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. BGFA monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Master Portfolio also may invest in
non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Master
Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. BGFA will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

U.S. Government Obligations. The Master Portfolio may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Repurchase Agreements

The Master Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest, although the underlying security may mature in more than thirteen months. The Master
Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master
Portfolio at a mutually agreed-upon time and price that involves the acquisition by the Master Portfolio of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Master
Portfolio's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Master Portfolio's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Master
Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Master Portfolio. The Master Portfolio may enter into repurchase agreements only with respect to securities of the type in which it may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Master Portfolio in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Master Portfolio may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Master Portfolio in connection with insolvency proceedings), it is the policy of the Master Portfolio to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Master
Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by the Master
Portfolio under the 1940 Act.

Floating- and Variable-Rate Obligations.

The Master Portfolio may purchase floating- and variable-rate obligations. The Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Master Portfolio may invest in obligations, which are not so rated, only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which each Master
Portfolio may invest.  BGFA, on behalf of the Master
Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Master
Portfolio's portfolio. Each Master Portfolio will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided an active secondary market exists.

Illiquid Securities.

The Master Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Master Portfolio cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

Investment Company Securities.

The Master Portfolio may invest in securities issued by other open-end, management investment companies to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act investment in such securities is limited to: (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company and (iii) 10% of the Master
Portfolio's net assets with respect to all such companies in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. The Master Portfolio may also purchase interests of exchange-listed closed-end funds to the extent permitted under the 1940 Act.

Loans of Portfolio Securities.

The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S.
Government securities or other high quality debt obligations equal to at least 100% of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Master Portfolio with respect to the loan is maintained with the Master Portfolio. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the BGFA considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily. The
Master Portfolio does not enter into any portfolio security lending arrangements having a duration longer than one year. Any securities that the Master
Portfolio receives as collateral do not become part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Master
Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Master Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Master Portfolio any accrued income on those securities, and the Master Portfolio may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Master
Portfolio will not lend securities having a value that exceeds one-third of the current value of its respective total assets. Loans of securities by the Master Portfolio are subject to termination at the Master Portfolio or the borrower's option. The Master
Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers are not permitted to be affiliated, directly or indirectly, with the Master Portfolio or BGFA.



Forward Commitments, When-Issued Purchases and
Delayed-Delivery Transactions.

The Master Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Master Portfolio will generally purchase securities with the intention of acquiring them, the Master Portfolio may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser. Securities purchased on a when-issued or forward commitment basis may expose the Master Portfolio to risk because they may experience such fluctuations prior to their actual delivery.
Purchasing securities on a when-issued or forward-commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

The Master Portfolio will segregate cash, U.S.
Government obligations or other high-quality debt instruments in an amount at least equal in value to the Master Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, the Master Portfolio will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

Future Developments.

The Master Portfolio may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Master Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Master Portfolio's investment objective and legally permissible for the Master
Portfolio. Before entering into such transactions or making any such investment, the Master Portfolio will provide appropriate disclosure in its prospectus.

Portfolio Characteristics and Policies

Each of the funds and the Master Portfolios are diversified under the federal securities laws and regulations.

Because the structures of the Master Portfolios are based on the relative market capitalizations of eligible holdings, it is possible that a Master
Portfolio might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Portfolio and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable.
However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Portfolios and the anticipated amount of the assets intended to be invested in such securities, management does not anticipate that the Master
Portfolios will include as much as 5% of the voting securities of any issuer.

The fund will not incur any brokerage or other costs in connection with their purchase or redemption of shares of the Master Portfolio, except if the fund receives securities or currencies from a Master
Portfolio to satisfy the fund's redemption request.

INVESTMENT LIMITATIONS

Futures Contracts

The Master Portfolio may enter into futures contracts and options on futures contracts only for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price.
Futures contracts that are standardized as to maturity date and underlying financial instruments are traded on national futures exchanges. A Master Portfolio will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts.
Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements that are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to a Master
Portfolio. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Portfolios expect to earn income on their margin deposits. To the extent a Master Portfolio invests in futures contracts and options thereon for other than bona fide hedging purposes, no Master Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Portfolio's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the SEC, the Master Portfolios may be required to maintain segregated accounts consisting of liquid assets, such as cash or liquid securities (or, as permitted under applicable regulation, enter into offsetting positions) in connection with their futures contract transactions in order to cover their obligations with respect to such contracts.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market.
However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, a Master
Portfolio would continue to be required to make variation margin deposits. In such circumstances, if a Master Portfolio has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

Cash Management Practices

Each fund and the Master Portfolios engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where
BGFA believes liquidity is necessary or desirable.
For example, cash investments may be made for temporary defensive purposes during periods in which market, economic or political conditions warrant. All the Portfolios and Master Funds may invest cash in short-term repurchase agreements.

The aggregate amount of expenses for the fund and the Master Portfolio may be greater than it would be if the fund were to invest directly in the securities held by the Master Portfolios. However, the total expense ratios for the fund and the Master Portfolios are expected to be less over time than such ratios would be if the fund were to invest directly in the underlying securities. This arrangement enables institutional investors, including the fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Master
Portfolio, including the fund, will pay its proportionate share of the expenses of that Master
Portfolio.

The shares of the Master Portfolio will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in a Master Portfolio by other institutional investors offers potential benefits to the Master Portfolio and through their investment in the Master Portfolio, the fund also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Portfolio. Also, if an institutional investor were to redeem its interest in a Master Portfolio, the remaining investors in that Master Portfolio could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Master
Portfolio than the corresponding Feeder Fund could have effective voting control over the operation of the Master Portfolio.

If the board of trustees of the fund determines that it is in the best interest of the fund, the fund may withdraw its investment in the Master Portfolio at any time. Upon any such withdrawal, the board would consider what action the fund might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the fund, which might not be possible, or retaining an investment advisor to manage the fund's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of the fund will receive written notice thirty days prior to the effective date of any changes in the investment objective of its corresponding Master
Portfolio. A withdrawal by a fund of its investment in the corresponding Master Portfolio could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the fund. Should such a distribution occur, the fund could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a fund could result in a less diversified portfolio of investments and could affect adversely the liquidity of the fund. Moreover, a distribution in kind by a Master Portfolio to a fund may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to such fund. Any net capital gains so realized will be distributed to that fund's shareholders.

Shareholder Rights

Whenever the fund, as an investor in its corresponding
Master Portfolio, is asked to vote on a shareholder proposal, the respective fund will solicit voting instructions from the fund's shareholders with respect to the proposal. The trustees of the trust will then vote the fund's shares in the Master Portfolio in accordance with the voting instructions received from the fund's shareholders. The trustees of the trust will vote shares of the fund for which they receive no voting instructions in accordance with their best judgment.

INVESTMENT RESTRICTIONS OF THE FUNDS

Each fund has adopted the following investment restrictions for the protection of shareholders.
Although the fund currently will invest all of its assets in the Master Portfolio, the board of trustees intends to maintain the following additional investment restrictions. To the extent that the fund's restrictions listed are inconsistent with the Master Portfolios, the Master Portfolios restrictions are controlling. Restrictions 1 through 7 below cannot be changed without approval by the holders of a majority of the outstanding shares of the fund, defined as the lesser of (a) 67% or more of the fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the fund's outstanding shares. The remaining restrictions may be changed by the fund's board of trustees at any time.
In accordance with these restrictions, the fund will not:

1.	Invest in a manner that would cause it to fail
to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

2.	Issue "senior securities" as defined in the 1940
Act, and the rules, regulations and orders thereunder, except as permitted under the 1940
Act and the rules, regulations and orders thereunder.

3.	Invest more than 25% of its total assets in
securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4.	Borrow money, except that (a) the fund may
borrow from banks for temporary or emergency
(not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

5.	Make loans.  This restriction does not apply to:
(a) the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6.	Engage in the business of underwriting
securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities
Act of 1933, as amended, in disposing of portfolio securities.

7. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from: (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

8.	Purchase any securities on margin (except for
such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except
"against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

9.	Invest in oil, gas or other mineral exploration
or development programs.

10.	Purchase or otherwise acquire any security if,
as a result, more than 15% of its net assets would be invested in securities that are illiquid.

11.	Invest for the purpose of exercising control of
management.

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

INVESTMENT RESTRICTIONS OF THE U.S. EQUITY INDEX
MASTER PORTFOLIO

The U.S. Equity Index Master Portfolio has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed, as to the Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting securities. The
Master Portfolio may not:

1.	Invest more than 5% of its assets in the
obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitation.

2.	Hold more than 10% of the outstanding voting
securities of any single issuer.  This
Investment Restriction applies only with respect to 75% of its total assets.

3.	Invest in commodities, except that the Master
Portfolio may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

4.	Purchase, hold or deal in real estate, or oil,
gas or other mineral leases or exploration or development programs, but the Master portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

5.	Borrow money, except to the extent permitted
under the 1940 Act provided  that the Master
Portfolio may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets. For purposes of this investment restriction, the Master Portfolio's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Master Portfolio.

6.	Make loans to others, except through the
purchase of debt obligations and the entry into repurchase agreements. However, the Master
Portfolio may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange
Commission and the MIP's board of trustees.

7.	Act as an underwriter of securities of other
issuers, except to the extent the Master
Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

8.	Invest 25% or more of its total assets in the
securities of issuers in any particular industry or group of closely related industries except that there shall be no limitation with respect to investments in (i) obligations of the U.S.
Government, its agencies or instrumentalities
(ii) any industry in which the Wilshire 4500
Index becomes concentrated to the same degree during the same period, the Master Portfolio will be concentrated as specified above only to the extent the percentage of its assets invested in those categories of investments is sufficiently large that 25% or more of its total assets would be invested in a single industry.

9. 	Issue any senior security (as such term is
defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 3 and 5 may be deemed to give rise to a senior security.

The U.S. Equity Index Master Portfolio has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by a vote of a majority of the trustees of MIP, at any time. The Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental policies.

1.	The Master Portfolio may invest in shares of
other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master
Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company and (iii) 10% of the Master Portfolio's net assets in the aggregate.
Other investment companies in which the Master
Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master
Portfolio.

2. The Master Portfolio may not invest more than 15% of the Master Portfolio's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

3. The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the fund's total assets.
Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.




INVESTMENT RESTRICTIONS OF THE INTERNATIONAL INDEX
MASTER PORTFOLIO

The International Index Master Portfolio has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed, as to the Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting securities. The
Master Portfolio may not:

1. 	Invest more than 5% of its assets in the
obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the US. Government or its agencies or instrumentalities may be purchased, without regard to any such limitation. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

2. Hold more than 10% of the outstanding voting securities of any single issuer. This
Investment Restriction applies only with respect to 75% of its total assets.

3. 	Invest in commodities, except that the Master
Portfolio may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indices.

4. 	Purchase, hold or deal in real estate, or oil,
gas or other mineral leases or exploration or development program, but the Master Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

5. 	Borrow money, except to the extent permitted
under the 1940 Act provided that the Master
Portfolio may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets. For purposes of this investment restriction, the Master Portfolio's entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Master Portfolio.

6. 	Make loans to others, except through the
purchase of debt obligations and the entry into repurchase agreements. However, the Master
Portfolio may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange
Commission and the MIP's board of trustees.

7.	Act as an underwriter of securities of other
issuers, except to the extent the Master
Portfolio may be deemed an underwriter under the 1933 Act, as amended, by virtue of disposing of portfolio securities.

8. 	Invest 25% or more of its total assets in the
securities of issuers in any particular industry or group of closely related industries except that there shall be no limitation with respect to investments in (i) obligations of the US.
Government, its agencies or instrumentalities
(ii) any industry in which the EAFE Free Index becomes concentrated to the same degree during the same period, the Master Portfolio will be concentrated as specified above only to the extent the percentage of its assets invested in those categories of investments is sufficiently large that 25% or more of its total assets would be invested in a single industry.

9. 	Issue any senior security (as such term is
defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 3 and 5 may be deemed to give rise to a senior security.

The International Index Master Portfolio has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by a vote of a majority of the trustees of MIP, at any time. The
Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental policies.

1. 	The Master Portfolio may invest in shares of
other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master
Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's net assets in the aggregate.
Other investment companies in which the Master
Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master
Portfolio.

2. 	The Master Portfolio may not invest more than
15% of its net assets in illiquid securities.
For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

3. 	The Master Portfolio may lend securities from
its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The
Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

RISK CONSIDERATIONS

U.S. EQUITY INDEX MASTER PORTFOLIO

General-The value of the U.S. Equity Index Master
Portfolio's interests is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.

Equity Securities-The stock investments of the Master
Portfolio are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. In addition, many of the companies whose securities comprise the Wilshire 4500 Index are small- to medium-sized companies which, historically, have been more susceptible to market fluctuations than securities of larger capitalization companies such as those comprising the S&P 500 Index. As of the date of this registration statement, the U.S. stock market, as measured by the Wilshire 5000 Index and other commonly used indices, was trading at or close to record levels. There can be no assurance that these record levels will continue.

Debt Securities-The debt instruments in which the Master Portfolio may invest are subject to credit and interest rate risk. Credit risk is the risk that issuers of debt instruments may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of debt instruments. The value of debt instruments generally changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of debt instruments. Although some debt instruments are guaranteed by the U.S. Government, its agencies or instrumentalities, such instruments are subject to interest rate risk and the market value of these instruments will fluctuate. No assurance can be given that the U.S. Government, would provide financial support to the agencies or instrumentalities that issue or guarantee these instruments where it is not obligated to do so.

INTERNATIONAL INDEX MASTER PORTFOLIO

General-The value of the International Index Master
Portfolio's interests is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.

Equity Securities-The stock investments of the Master
Portfolio are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. International stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. In addition, many of the companies whose securities comprise the EAFE Free Index are small to medium size companies which, historically, have been more susceptible to market fluctuations than securities of larger capitalization companies.

Foreign Investment Risk-The Master Portfolio invests substantially all of its assets in foreign securities.
This means the Master Portfolio can be affected by the risks of foreign investing, including changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment; repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; volatility from lack of liquidity; different settlement practices or delayed settlements in some markets; difficulty in getting complete and accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic and social instability, and difficulty enforcing legal rights outside the U.S.

In addition, many foreign countries are less prepared than the United States to properly process and calculate information related to dates from and after January 1, 2000, which could result in difficulty pricing foreign investments and failure by foreign issuers to pay timely dividends, interest or principal. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S.
investments.

Issuer-Specific Changes-Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of an issuer's securities.

Small Company Investing-The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks.
Smaller issuers can have more limited product lines, markets and financial resources.

Other Investment Considerations-The Master Portfolio may enter into transactions in futures contracts and options on futures contracts, each of which involves risk. The futures contracts and options on futures contracts that the Master Portfolio may purchase may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. The Master Portfolio intends to use futures contracts and options as part of its short-term liquidity holdings and/or substitutes for comparable market positions in the underlying securities. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

Securities Loans

The Master Portfolios are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While the Master
Portfolios may earn additional income from lending securities, such activity is incidental to their investment objectives. The value of securities loaned may not exceed 33 1/3% of the value of each Master
Portfolio's total assets. In connection with such loans, the Master Portfolio will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master
Portfolio will be able to terminate the loan at any time, will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, a Master Portfolio could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures.

The funds and the trust bear all of their own costs and expenses, including: services of its independent accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and trustees, the cost of filing its registration statements under federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to a particular fund or Master Portfolio are so allocated.

TRUSTEES OF THE TRUST AND EXECUTIVE OFFICERS OF THE
FUND

The names of the trustees of the trust and executive officers of the fund, together with information as to their principal business occupations, are set forth below. The executive officers of the fund are employees of organizations that provide services to the fund. Each trustee who is an "interested person" of the trust, as defined in the 1940 Act, is indicated by an asterisk. The address of the "non-interested" trustees and the executive officers of the fund is 388
Greenwich Street, New York, New York 10013, unless otherwise indicated.

Herbert Barg, Trustee (Age 77).  Private Investor.
His address is 273 Montgomery Avenue, Bala Cynwyd,
Pennsylvania 19004. Director/Trustee of sixteen investment companies associated with Citigroup, Inc.
("Citigroup")

*Alfred J. Bianchetti Trustee (Age 77).  Retired;
formerly Senior Consultant to Dean Witter Reynolds
Inc.  His address is 19 Circle End Drive, Ramsey, New
Jersey 07466. Director/Trustee of eleven investment companies associated with Citigroup.

Martin Brody Trustee (Age 78).  Consultant, HMK
Associates; Retired Vice Chairman of the Board of
Restaurant Associates Corp.  His address is c/o HMK
Associates, 30 Columbia Turnpike, Florham Park, New
Jersey 07932. Director/Trustee of twenty-one investment companies associated with Citigroup.

Dwight B. Crane Trustee (Age 62).  Professor, Harvard
Business School.  His address is c/o Harvard Business
School, Soldiers Field Road, Boston, Massachusetts
02163. Director/Trustee of twenty-four investment companies associated with Citigroup.

Burt N. Dorsett Trustee (Age 69).  Managing Partner of
Dorsett McCabe Management. Inc., an investment counseling firm; Director of Research Corporation
Technologies, Inc., a nonprofit patent clearing and licensing firm. His address is 201 East 62nd Street,
New York, New York 10021. Director/Trustee of eleven investment companies associated with Citigroup.

Elliot S. Jaffe Trustee (Age 73).  Chairman of the
Board and President of The Dress Barn, Inc. His address is 30 Dunnigan Drive, Suffern, New York 10901.
Director/Trustee of eleven investment companies associated with Citigroup.
Stephen E. Kaufman Trustee (Age 68). Attorney. His address is 277 Park Avenue, New York, New York 10172.
Director/Trustee of thirteen investment companies associated with Citigroup.

Joseph J. McCann Trustee (Age 69).  Financial
Consultant; Retired Financial Executive, Ryan Homes,
Inc.  His address is 200 Oak Park Place, Pittsburgh,
Pennsylvania 15243. Director/Trustee of eleven investment companies associated with Citigroup.

*Heath B. McLendon Trustee (Age 66). Chairman of the
Board, President and Chief Executive Officer; Managing
Director of Salomon Smith Barney; President of SSB
Citi and Travelers Investment Adviser, Inc. ("TIA");
Chairman or Co-Chairman of the Board of seventy-one investment companies associated with Salomon Smith
Barney. His address is 7 World Trade Center, New York,
New York 10048.

Cornelius C. Rose, Jr. Trustee (Age 66).  President,
Cornelius C. Rose Associates, Inc., financial consultants, and Chairman and Director of Performance
Learning Systems, an educational consultant. His address is Meadowbrook Village, Building 4, Apt 6,
West Lebanon, New Hampshire 03784. Director/Trustee of eleven investment companies associated with Citigroup.

Lewis E. Daidone (Age 42). Senior Vice President and
Treasurer; Managing Director of Salomon Smith Barney;
Chief Financial Officer of the Smith Barney mutual funds; Treasurer and Senior Vice President or
Executive Vice President of sixty-one investment companies associated with Citigroup; Director and Senior Vice President of SSB Citi and TIA. His address is 125 Broad Street, New York, New York 10004.

Irving David (Age 39). Controller
Director of Salomon Smith Barney; Controller or
Assistant Treasurer of fifty-three investment companies associated with Citigroup. His address is 125 Broad Street, New York, New York 10004.

Christina T. Sydor (Age 49). Secretary
Managing Director of Salomon Smith Barney; Secretary of sixty-one investment companies associated with Citigroup; General Counsel and Secretary of SSB Citi and TIA.

No officer, trustee or employee of Salomon Smith
Barney or any of its affiliates receives any compensation from the trust for serving as an officer of the funds or trustee of the trust. The trust pays each trustee who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a fee of $12,000 per annum plus $1000 per in-person meeting and $100 per telephonic meeting.
Each Trustee emeritus who is not an officer, director or employee of Salomon Smith Barney or its affiliates receives a fee of $6,000 per annum plus $500 per in-person meeting and $50 per telephonic meeting. All
Trustees are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings. The total expense reimbursement for the last fiscal year was $14,437.


For the fiscal year ended November 30, 1999, the trustees of the trust were paid the following compensation:





Name of Person



Aggregate
Compensat
ion
from
Trust

Total
Pension or
Retirement
Benefits
Accrued
As part of
Trust
Expenses

Compensation
From Trust
and Fund
Complex
Paid to
Trustees

Number of
Funds for Which  DirecD
Trustee Serves Within
Fund Complex


Herbert Barg**
Alfred
Bianchetti*
Martin Brody**
Dwight B.
Crane**
Burt N.
Dorsett**
Elliot S.
Jaffe**
Stephen E.
Kaufman**
Joseph J.
McCann**
Heath B.
McLendon*
Cornelius C.
Rose, Jr.**

$15,600
   14,600
   13,600
   15,500
   15,500
   12,600
   15,600
   15,600
-----
   14,600


$ 0
0
0
0
0
0
0
0
0
0

$114,288
    53,900
  138,600
  155,363
   57,950
   45,100
  110,650
   58,050
------
  53,500

16
11
21
24
11
11
13
11
71
11


_________________
* 	Designated an "interested" trustee.
**	Designates member of Audit Committee.

Upon attainment of age 80, fund trustees are required to change to emeritus status. Trustees emeritus are entitled to serve in emeritus status for a maximum of 10 years. A trustee emeritus may attend meetings but has no voting rights.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Master Portfolio Adviser

Each Master Portfolio has substantially the same investment objectives as the corresponding fund.
Consequently, the funds do not have their own investment adviser. BGFA serves as the Master
Portfolios' Investment Adviser and provides investment guidance and policy direction for the Master
Portfolios.

BGFA makes no attempt to apply economic, financial or market analysis when managing the Master Portfolios.
BGFA selects securities because they will help the Master Portfolios achieve returns corresponding to the returns of the applicable index. The process reflects
BGFA's commitment to an objective and consistent investment management structure.

BGFA serves as investment adviser to the Master
Portfolios and the Underlying Portfolios. BGFA is a direct subsidiary of Barclays Global Investors, N.A.
(which, in turn, is an indirect subsidiary of Barclays
Bank PLC) and is located at 45 Fremont Street San
Francisco, CA 94105. As of December 31, 1999, BGFA and its affiliates provided investment advisory services for approximately $782 billion of assets under management.

BGFA provides the Master Portfolios and the Underlying
Portfolios with investment guidance and policy direction in connection with the daily portfolio management of each, subject to the supervision of MIP's board of trustees and in conformity with Delaware law and the stated policies of each such portfolio. BGFA furnishes to MIP's board of trustees periodic reports on the investment strategy and performance of the Master Portfolios and the Underlying Portfolios.

BGFA is entitled to receive monthly fees at the annual rate of 0.01% of the average daily net assets of the U.S. Equity Index Master Portfolio, 0.08% of the average daily net assets of the Extended Index
Portfolio and 0.05% of the average daily net assets of the S&P 500 Index Portfolio as compensation for its advisory services. The U.S. Equity Index Master
Portfolio bears its pro rata share of the advisory fees of the Underlying Portfolios. Based on these fee levels and the expected allocation of assets between the two Underlying Portfolios, the advisory fees payable to BGFA by the Master Portfolio on a combined basis will be approximately 0.07% of the average daily net assets of the Master Portfolio. As compensation for its advisory services to the International Index
Master Portfolio, BGFA is entitled to receive fees at an annual rate of 0.15% of the first $1 billion and 0.10% thereafter, of the International Index Master
Portfolio's average daily net assets. From time to time, BGFA may waive such fees in whole or in part.
Any such waiver will reduce the expenses of the Master
Portfolio and, accordingly, have a favorable impact on its performance.

Purchase and sale orders for portfolio securities of the Master Portfolios may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When BGFA, subject to the supervision and the overall authority of MIP's board of trustees, determines that a particular security should be bought or sold for a Master Portfolio and other accounts managed by BGFA, it undertakes to allocate those transactions among the participants equitably.

BGFA may deal, trade and invest for its own account in the types of securities in which the Master Portfolio may invest. BGFA has informed MIP that in making its investment decisions it does not obtain or use material inside information in its possession.

Administrator - SSB Citi

SSB Citi serves as administrator to each fund pursuant to a written agreement (the "Administration
Agreement"). SSB Citi is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which in turn, is a wholly owned subsidiary of Citigroup
Inc. The administrator will pay the salary of any officer and employee who is employed by both it and the funds and bears all expenses in connection with the performance of its services.

As administrator SSB Citi: (a) assists in supervising all aspects of each fund's operations except those performed by other parties pursuant to written agreements; (b) supplies each fund with office facilities (which may be in SSB Citi's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund, (ii) service fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepares reports to shareholders of each fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

As compensation for administrative services rendered to each fund, the administrator will receive a fee computed daily and paid monthly at the annual rate of 0.15% of the value of each fund's average daily net assets.

Each fund bears expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of trustees who are not officers, directors/trustees, shareholders or employees of the administrator or its affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; investor services (including allocated telephone and personnel expenses); costs of preparation and printing of prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or board of trustees of the fund.

Auditors

KPMG LLP, independent auditors, 757 Third Avenue, New
York, New York 100174, have been selected to serve as auditors of the trust and to render opinions on each fund's financial statements for the fiscal year ending
December 31, 2000. The Master Investment Portfolio has been audited by KPMG LLP, independent auditors, 3
Embarcadero Center, 21st Floor, San Francisco,
California 94111.

Counsel

Willkie Farr & Gallagher, 787 Seventh Avenue, New
York, New York 10019, serves as counsel to each fund.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New
York, New York 10038 serves as counsel to the trustees who are not "interested persons" of each fund.

Custodian, Fund Accounting Services Agent and Sub-administrator of the Master Portfolio

Investors Bank & Trust Company  ("IBT"), 200 Clarendon
Street, Boston, MA 02116, serves as custodian of the assets of the funds and the Master Portfolio. As a result, IBT has custody of all securities and cash of the funds and the Master Portfolio, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the funds and the Master
Portfolio. The custodian has no responsibility for any of the investment policies or decisions of the funds and the Master Portfolio. IBT also acts as the fund's Accounting Services Agent.

Custodial fees of up to 0.10% are payable after the first two years of the Master Portfolio's operations.
The Master Portfolio was launched on February 22, 1998 therefore, the initial two year period expires on February 22, 2001. Thereafter IBT will be entitled to receive custodial fees from the Master Portfolio
(after waivers). This will increase the total operating expense of the Master Portfolio by 0.10%.
Transfer Agent and Sub-Transfer Agent

Citi Fiduciary Trust Company, located at 125 Broad
Street, New York, New York 1004, serves as the funds' transfer and dividend-paying agent (the "transfer agent"). Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds, distributes dividends and distributions payable by the funds and produces statements with respect to account activity for the funds and their shareholders. For these services, the transfer agent receives fees from the funds computed on the basis of the number of shareholder accounts that the transfer agent maintains for the funds during the month and is reimbursed for out-of-pocket expenses.

Boston Financial Data Services ("BFDS" or "sub-transfer agent") located at P.O. Box 9083, Boston, Massachusetts 02205-9083, serves as the trust's sub-transfer agent. Under the sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the trust, handles certain communications between shareholders and the trust and distributes dividends and distributions payable by the trust. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the trust during the month, and is reimbursed for out-of-pocket expenses.

Code of Ethics  Pursuant to Rule 17j-1 of the 1940
Act, the funds, their investment advisers and principal underwriter have adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility. A copy of the funds' code of ethics is on file with the Securities and Exchange Commission.

Distributor tc "DISTRIBUTOR"

Salomon Smith Barney, Inc., located at 388 Greenwich
Street, New York, New York 10013 serves as distributor of the fund's shares pursuant to a distribution agreement with the trust (the "Distribution
Agreement").

When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Salomon Smith Barney may benefit from the temporary use of the funds. The funds' board of trustees has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Administration and Distribution Agreements for continuance.




Shareholding Servicing Arrangements

To compensate Salomon Smith Barney for the services it provides to fund shareholders, each fund has adopted a service plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund pays a service fee with respect to the Smith Barney Shares that is accrued daily and paid monthly, calculated at the annual rate of 0.20 % of the value of the fund's average daily net assets attributable to Smith Barney
Shares.  Citi Shares are not subject to a service fee.

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the board of trustees, including a majority of the trustees who are not interested persons of the trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent
Trustees"). The Plan may not be amended to increase the amount of the service fees without shareholder approval, and all amendments of the Plan also must be approved by the trustees including all of the Independent Trustees in the manner described above.
The Plan may be terminated with respect to the Smith
Barney Shares at any time, without penalty, by vote of a majority of the Independent Trustees or, with respect to any fund, by vote of a majority of the outstanding voting securities of the fund. Pursuant to the Plan, Salomon Smith Barney will provide the board of trustees with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

Co-Administrators and Placement Agent of the Master
Portfolios

Stephens, Inc. ("Stephens"), and Barclays Global
Investors, N.A. ("BGI") serve as co-administrators on behalf of the Master Portfolios. Under the Co-
Administration Agreement between Stephens, BGI and the
Master Portfolios, Stephens and BGI provide the Master
Portfolios with administrative services, including:
(i) general supervision of the Master Portfolios' non-investment operations, coordination of the other services provided to the Master Portfolios; (ii) compilation of information for reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Master Portfolios; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to MIP's officers and board. Stephens also furnishes office space and certain facilities required for conducting the business of the Master Portfolios and compensates MIP's trustees, officers and employees who are affiliated with Stephens. In addition, Stephens and BGI will be responsible for paying all expenses incurred by the U.S. Equity Index Master
Portfolio other than the fees payable to BGFA and other than custodial fees of up to 0.01% payable after the first two years of the Master Portfolio's operations. Stephens and BGI are entitled to receive a monthly fee, in the aggregate, at an annual rate of 0.02% of the average daily net assets of the U.S.
Equity Index Master Portfolio for providing administrative services and assuming expenses.

As compensation for administration services to International Index Master Portfolio, Stephens and BGI are entitled to receive a monthly fee, in the aggregate, at an annual rate of 0.10% of the first $1 billion and 0.07% thereafter of the Master Portfolio average daily net assets.


Stephens also acts as the placement agent of Master
Portfolio's shares pursuant to a Placement Agency
Agreement with the Master Portfolio.

PORTFOLIO TRANSACTIONS AND TURNOVER

BGFA assumes general supervision over placing orders on behalf of the Master Portfolios for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to interestholders. In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for the Master Portfolios. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain of the brokers or dealers with whom the Master Portfolios may transact business offer commission rebates to the Master Portfolios. BGFA considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates over 100% are likely to result in comparatively greater brokerage expenses.

The Master Portfolios have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Master Portfolios' board of trustees, BGFA as advisor is responsible for the Master Portfolios' investment portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Master Portfolios to obtain the best results taking into account the broker/dealer's general execution and operational facilities, the type of transaction involved and other factors such as the broker/dealer's risk in positioning the securities involved. While BGFA generally seeks reasonably competitive spreads or commissions, the Master Portfolios will not necessarily be paying the lowest spread or commission available.

Purchase and sale orders of the securities held by the Master Portfolios may be combined with those of other accounts that BGFA manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When
BGFA determines that a particular security should be bought or sold for the Master Portfolios and other accounts managed by BGFA, BGFA undertakes to allocate those transactions among the participants equitably.

Under the 1940 Act, persons affiliated with the Master
Portfolios such as Stephens, BGFA and their affiliates are prohibited from dealing with the Master Portfolios as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.
Except in the case of equity securities purchased by the Master Portfolios, purchases and sales of securities usually will be principal transactions.
Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Master Portfolios also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, adjustable rate mortgage securities
("ARMS"), municipal obligations, and collateralized mortgage obligations ("CMOs") are traded on a net basis and do not involve brokerage commissions.
The cost of executing the Master Portfolios' investment portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions.

Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services.
Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or BGI. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

In placing orders for portfolio securities of the Master Portfolio, BGFA is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that BGFA seeks to execute each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances.
While BGFA generally seeks reasonably competitive spreads or commissions, the Master Portfolios will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for the Master
Portfolios. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Master Portfolios' board of trustees.

Certain of the brokers or dealers with whom the Master
Portfolios may transact business offer commission rebates to the Master Portfolios. BGFA considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commission paid by other institutional

PURCHASE OF SHARES tc "PURCHASE OF SHARES"

Detailed information about the purchase, redemption and exchange of shares of each Fund appears in the prospectus.
General

The funds offer two classes of shares, Smith Barney
Shares and Citi Shares. Both Smith Barney  Shares and
Citi Shares of the funds are sold at net asset value without an initial sales charge. There are no deferred sales charges when you sell your shares. However, as indicated in the funds' Prospectuses, each fund charges a redemption fee, payable to the fund, on the sale or exchange of any shares that have been held for less than 180 days.

Smith Barney Shares may be purchased from Salomon
Smith Barney, or a broker-dealer, financial intermediary or financial institution (each called a "Service Agent"). In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. Salomon Smith Barney and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds
Smith Barney Shares. Smith Barney Shares held directly at the sub-transfer agent are not subject to a maintenance fee.

Citi Shares may be purchased from the Distributor or a Service Agent. Citi Shares also may be purchased through the Cititrade Program by customers that have established a Cititrade Account. For more detailed information on how to open a Cititrade Account, please visit the Cititrade website at www.mycititrade.com or call a Cititrade account representative at 1-888-663-
CITI [2484].

During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone or Internet exchange or redemption. In such an event, another method of instruction, if available, should be considered. The funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a shareholder's identity by asking for the shareholder's name, address, telephone number, Social Security number, account number, or password identification number. If these or other reasonable procedures are not followed, the funds or their transfer agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholders will bear all risk of loss relating to a redemption or exchange by telephone.

Investors may open an account in each fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed
Retirement Plan, in the fund. Subsequent investments of at least $50 may be made for each Class. For shareholders purchasing shares of a fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement and subsequent investment requirement for each Class is $25. For shareholders purchasing shares of a fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required and the subsequent investment requirement for each Class is $50. There are no minimum investment requirements for employees of Citigroup and its subsidiaries, including Salomon
Smith Barney, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney mutual funds, and their spouses and children. The funds reserve the right to waive or change minimums, to decline any order to purchase their shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent.
Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.

Purchase orders received by a fund or a Salomon Smith
Barney financial consultant prior to the close of regular trading on The New York Stock Exchange, Inc.
(the "NYSE"), on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the ''trade date'').
Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through Salomon Smith Barney or a Service Agent purchasing through Salomon Smith Barney, payment for shares of a fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

When payment is made by an investor through a Salomon
Smith Barney brokerage account before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Salomon Smith Barney may benefit from the temporary use of the funds. The funds' board of trustees has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Advisory, Administration and Distribution Agreements for continuance.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic
Investment Plan.  Under the Systematic Investment
Plan, Salomon Smith Barney, your Service Agent or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer may be charged a fee of up to $25 by Salomon Smith Barney, your Service Agent or the sub-transfer agent. The Systematic Investment Plan also authorizes the funds to apply cash held in the shareholder's brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the Smith Barney Shares account. For Cititrade customers, the Systematic
Investment Plan authorizes the funds to apply cash held in a shareholder's Cititrade Account to make additions to the Citi Shares account. For additional information, please contact the funds' sub-transfer agent, or if you hold your shares through a Service
Agent, your Service Agent. Additional information is available from the fund, a Salomon Smith Barney
Financial Consultant or your Service Agent.

Citi Shares are offered to a limited group of investors who participate in certain investment programs which charge a fee for participation, including the Smith Barney 401(k) Platform program.
In addition, Citi Shares shares are offered to tax-exempt employee benefit and retirement plans of Salomon Smith Barney and its affiliates. For more information about these programs, contact a Salomon
Smith Barney Financial Consultant or a Service Agent.

Retirement Plans. You may be able to invest in the fund under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. You should consult with the Transfer Agent and your tax and retirement advisers.

REDEMPTION OF SHARES tc "REDEMPTION OF SHARES"

Redemption Fee. The U.S. 5000 Index Fund will deduct a redemption fee equal to 0.75% of the net asset value of Smith Barney Shares and Citi Shares redeemed and the International Index Fund will deduct a redemption fee equal to 1.50% of the net asset value of Smith
Barney Shares and Citi Shares redeemed where the redemption occurs within 180 days following the opening of a fund account. The redemption fee will be deducted from the redemption proceeds and retained by the fund and used primarily to offset portfolio transaction costs. It is expected that, as a result of this fee, the fund will be able to track its Index more closely. The redemption fee may be waived, modified or discontinued and reintroduced at any time or from time to time. No redemption fee will be charged on the redemption or exchange of shares (1)
through the fund's Automatic Withdrawal Plan, (2) through accounts reflected on the records of the transfer agent as omnibus accounts approved by Salomon
Smith Barney or (3) acquired through the reinvestment of dividends or capital gains distributions. The redemption fee may be waived, modified or terminated at anytime.

The right of redemption of shares of each fund may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the fund's shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal
Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If the investor owns fewer shares of shares than specified, the redemption request will be delayed until the transfer agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith
Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds.
Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

Distribution in Kind

If the board of trustees of the trust determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders may incur brokerage commissions when they subsequently sell those securities.

Automatic Cash Withdrawal Plan

The Smith Barney Index Shares' Withdrawal Plan is
available to shareholders of each fund who own Smith
Barney Index Shares with a value of at least $10,000
and who wish to receive specific amounts of cash
monthly or quarterly.  Withdrawals of at least $50 may
be made without a redemption fee under the Withdrawal
Plan by redeeming as many Smith Barney Index Shares of
the fund as may be necessary to cover the stipulated
withdrawal payment.   As it generally would not be
advantageous to a shareholder to make additional investments in Smith Barney Index Shares at the same time he or she is participating in the Withdrawal
Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

Smith Barney Index shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional Smith Barney Index Shares of the fund involved. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal
Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact their Service Agent.

The Citi Index Shares' Systematic Withdrawal Plan permits you to have a specified dollar amount (minimum of $100 per withdrawal) automatically withdrawn from your account without a redemption fee on a regular basis if you have at least $10,000 in your fund account at the time of enrollment. You are limited to one withdrawal per month under the Plan. You may receive your withdrawals by check, or have the monies transferred directly into your bank account. Or you may direct that payments be made directly to a third party. To participate in the Plan, you must complete the appropriate forms provided by the sub-transfer agent or, if you hold your shares through a Service
Agent, by your Service Agent. Cititrade customers should contact a Cititrade account representative at 1-888-663-CITI[2484] for more information.

To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a fund, continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund.

Additional Information Regarding Telephone Redemption
And Exchange Program

Neither the funds nor their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The funds and their agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The funds reserve the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

EXCHANGE PRIVILEGE

Shares of each Class of the Smith Barney U.S. 5000
Index Fund and Smith Barney International Index Fund are exchangeable for each other as well as exchangeable for shares of the same Class of:

1. Smith Barney S&P 500 Index Fund
2. Citi Nasdaq-100 Index Fund
3. Citi Small Cap Index Fund
4. Citi U.S.1000 Index Fund
5. Citi Global Titans Fund
6. Citi U.S. Bond Index Fund

Exchanges can be made to the extent shares are offered for sale in the shareholder's state of residence.
Exchanges are subject to minimum investment requirements and to the other requirements of the fund into which exchanges are made.

Smith Barney Shares and Citi Shares shareholders of the fund who wish to exchange all or a portion of their shares for the respective Class in any of the funds identified above may do so without imposition of any charge.

Additional Information Regarding the Exchange
Privilege

Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the fund's performance and its shareholders. The manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the fund's other shareholders. In this event, the fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the fund or (b) remain invested in the fund or exchange into any of the funds of the Smith Barney mutual funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

Certain shareholders may be able to exchange shares by telephone. See ''Redemption of Shares-Additional
Information Regarding Telephone Redemptions and
Exchange Program.'' Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form.
If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. An exchange involves a taxable redemption of shares, subject to the tax treatment described in "Dividends, Distributions and Taxes" below, followed by a purchase of shares of a different fund. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

VALUATION OF SHARES tc "VALUATION OF SHARES"

The net asset value per share of each fund's Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good
Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas, and on the preceding
Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class will differ. The following is a description of the procedures used by the trust in valuing its assets.

The net asset value per share of each fund is calculated as of the close of the NYSE by dividing the total market value of its investments and other assets, less any liabilities, by the total outstanding shares of the stock of the fund. The value of each fund's shares will fluctuate in relation to the investment experience of the Master Portfolios in which such fund invests. Securities held by a fund or Master Portfolio which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day.
Price information on listed securities is taken from the exchange where the security is primarily traded.

The securities of the Master Portfolios, including covered call options written by the Master Portfolios, are valued as discussed below. Domestic securities are valued at the last sale price on the domestic securities or commodities exchange or national securities market on which such securities primarily are traded. Securities not listed on a domestic exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. Portfolio securities which are traded primarily on foreign securities or commodities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities is determined by BGFA in accordance with guidelines approved by MIP's board of trustees. Short-term investments are carried at amortized cost which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by BGFA in accordance with such guidelines.

Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by MIP's board of trustees, are valued at fair value as determined in good faith by BGFA in accordance with guidelines approved by MIP's board of trustees. BGFA and MIP's board of trustees periodically review the method of valuation. In making its good faith valuation of restricted securities, BGFA generally takes the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount is revised periodically if it is believed that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually are valued initially at cost. Any subsequent adjustment from cost is based upon considerations deemed relevant by MIP's board of trustees.

PERFORMANCE DATA tc "PERFORMANCE DATA"

From time to time a fund may advertise its total return and average annual total return in advertisements and/or other types of sales literature.
These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in the prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return. A fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

Average Annual Total Return

A fund's "average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1 + T)n = ERV

	Where:	P	= 	a hypothetical
initial payment of $1,000.

		T	= 	average annual
total return.

		n	= 	number of years.

		ERV	=	Ending Redeemable
Value of a
hypothetical
$1,000 investment
made at the
beginning of a 1-,
5- or 10-year
period at the end
of a 1-, 5- or 10-
year period (or
fractional portion
thereof), assuming
reinvestment of
all dividends and
distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.


U.S. 5000 Index Fund
Aggregate Annual Total Return



Class of Shares
1-Year
5-Year
10-Year
Life of
Fund 1
Smith Barney Shares
N/A
N/A
N/A
22.70%
Citi Shares
N/A
N/A
N/A
N/A2


International Index Fund
Aggregate Annual Total Return



Class of Shares
1-Year
5-Year
10-Year
Life of
Fund 1
Smith Barney Shares
N/A
N/A
N/A
14.10%
Citi Shares
N/A
N/A
N/A
N/A2
____________________
1	Smith Barney Shares and Citi Shares commenced
operations on October 18, 1999.  The results
reflected are for the period from October 18, 1999
to March 31, 2000.  Prior to September 5, 2000, the
Classes were named Class A and Class D shares,
respectively.
2	There is no information for Citi Shares because no
Citi Shares shares were outstanding.


Aggregate Total Return

A fund's "aggregate total return," as described below, represents the cumulative change in the value of an investment in the fund for the specified period and is computed by the following formula:

ERV - P
P

	Where: 	P 	=	a hypothetical initial
payment of $10,000.

				ERV	=	Ending Redeemable Value
of a hypothetical
$10,000 investment made
at the beginning of the
1-, 5- or 10-year period
at the end of the 1-, 5-
or 10-year period (or
fractional portion
thereof), assuming
reinvestment of all
dividends and
distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.


U.S. 5000 Index Fund
Aggregate Annual Total Return



Class of Shares
1-Year
5-Year
  10-
Year
Life of
Fund 1
Smith Barney Shares
N/A
N/A
N/A
22.70%
Citi Shares
N/A
N/A
N/A
N/A2


International Index Fund
Aggregate Annual Total Return



Class of Shares
1-Year
5-Year
  10-
Year
Life of
Fund 1
Smith Barney Shares
N/A
N/A
N/A
14.10%
Citi Shares
N/A
N/A
N/A
N/A2
____________________
1	Smith Barney Shares and Citi Shares commenced
operations on October 18, 1999.  The results
reflected are for the period from October 18, 1999
to March 31, 2000.  Prior to September 5, 2000, the
Classes were named Class A and Class D shares,
respectively.
2	There is no information for Citi Shares because no
Citi Shares shares were outstanding.

Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.
DIVIDENDS, DISTRIBUTIONS AND TAXES  tc "TAXES "

MIP is organized as a business trust under Delaware law. Under MIP's current classification for federal income tax purposes, it is intended that each Master
Portfolio will be treated as a partnership for such purposes and, therefore, such Master Portfolio will not be subject to any federal income tax on its income and gains (if any). However, each investor in a Master Portfolio will be taxed on its share (as determined in accordance with the governing instruments of MIP) of such Master Portfolio's taxable income and capital gain in determining its federal income tax liability. The determination of such share will be made in accordance with the Internal Revenue
Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

MIP's taxable year-end is the last day of December.
Although MIP will not be subject to federal income tax, it will file appropriate federal income tax returns

The Master Portfolios assets, income and distributions will be managed in such a way that an investor in a Master Portfolio may satisfy the requirements of Subchapter M of the Code by investing substantially all of its assets in the Master Portfolio. Investors are advised to consult their own tax advisors as to the tax consequences of an investment in the Master
Portfolio.

Taxes

The following is a summary of the material United
States federal income tax considerations regarding the purchase, ownership and disposition of shares of a fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change. Each fund will be treated as a separate entity for federal tax purposes. Unless otherwise noted, the following discussion is applicable to each fund.

The Fund and Its Investments

The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income
(including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year,
(i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses. For purposes of federal income tax law, including the application of the foregoing qualification requirements, a fund will be treated as if it derived directly its proportionate share of each item of income, deduction, gain or loss
(and as if it held directly its proportionate share of the assets and liabilities) of each Master Portfolio in which it invests, either directly or indirectly.

As a regulated investment company, the fund will not be subject to United States federal income tax on its investment company taxable income (i.e., income other than any excess of its net realized long-term capital gains over its net realized short-term capital losses
("net relized capital gains") or on its net realized capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least 90% of its investment company taxable income, plus or minus certain other adjustments as specified in the Code, and 90% of its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate rates on any taxable income or gains it does not distribute. The
Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits would constitute dividends
(eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the fund failed to qualify as a regulated investment company for a period greater than one taxable year, the fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) with respect to certain of its assets in order to qualify as a regulated investment company in a subsequent year.

The fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code
(including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund's investment in Section 1256 contracts, such as regulated futures contracts, most forward currency contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section
1256 contracts closed during the taxable year.
Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Index Swaps. As a result of entering into index swaps, the fund may make or receive periodic net payments. It may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

Foreign Investments.  Dividends or other income
(including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund's investments.

Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United
States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If the fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or not possible to obtain.

Alternatively, the fund may elect to mark-to-market its stock in a PFIC. This election would result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains.
The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the
"IRS"). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of United States Shareholders

Dividends and Distributions. Any dividend declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year. The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized capital gains. However, if the fund retains for investment an amount equal to all or a portion of its net realized capital gains, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United
Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their United
States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income.
Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Dividends and distributions paid by the fund attributable to dividends on stock of U.S. corporations received by the fund, with respect to which the fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Distributions in excess of the fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets).

Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup Withholding. The fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding.
Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices. Shareholders will be notified annually by the fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "Taxes- Taxation of United
States Shareholders - Dividends and Distributions") made by the fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

The foregoing is only a summary of certain material tax consequences affecting the funds and their shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

ADDITIONAL INFORMATION

The Funds

The trust was organized on October 17, 1991 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust" under the name Shearson Lehman
Brothers Intermediate-Term Trust. On October 14, 1994 and August 16, 1995, the trust's name was changed to Smith Barney Income Trust and Smith Barney Investment
Trust, respectively. In addition to each fund, the trust offers shares of beneficial interest of five other separate funds with a par value of $.001 per share. Each fund offers shares of beneficial interest currently classified into two Classes - Smith Barney
Shares and Citi Shares. Each Class of the fund represents an identical interest in the fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class;
(b) the effect of the respective sales charge, if any, for each Class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class;
(e) voting rights on matters exclusively affecting a single Class; and (f) the exchange privilege of each Class. The trust's board of trustees does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

Under Massachusetts's law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. The Master Trust
Agreement disclaims shareholder liability for acts or obligations of the fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or a trustee. The Master Trust Agreement provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund.
Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management of the fund believes is remote. Upon payment of any liability incurred by the fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of the fund.
The trustees intend to conduct the operation of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

The Master Trust Agreement permits the trustees of the fund to issue an unlimited number of full and fractional shares of a single Class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. Each share in the fund represents an equal proportional interest in the fund with each other share. Shareholders of the fund are entitled upon its liquidation to share pro rata in its net assets available for distribution. No shareholder of the fund has any preemptive or conversion rights. Shares of the fund are fully paid and non-assessable.

Pursuant to the Master Trust Agreement, the fund's trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).

The fund does not hold annual shareholder meetings.
There normally will be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees.
Shareholders of record of no less than two-thirds of the outstanding shares of the trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The trustees will call a meeting for any purpose upon written request of shareholders holding at least 10% of the trust's outstanding shares and the trust will assist shareholders in calling such a meeting as required by the 1940 Act.

When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class.
Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one Class, in which case only shares of the affected Class would be entitled to vote.

Master Portfolio Organization

The Master Portfolios are a series of MIP, an open-end, series management investment company organized as Delaware business trust. MIP was organized on October 21, 1993. In accordance with Delaware law and in connection with the tax treatment sought by MIP, the Declaration of Trust provides that its investors are personally responsible for trust liabilities and obligations, but only to the extent the trust property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP must maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the trust, its investors, trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP's obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of MIP are not binding upon its trustees individually but only upon the property of MIP and that the trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the trustee's office.

The interests in the Master Portfolios have substantially identical voting and other rights as those rights enumerated above for shares of the fund. MIP is generally not required to hold annual meetings, but is required by Section 16(c) of the 1940
Act to hold a special meeting and assist investor communications under certain circumstances. Whenever the fund is requested to vote on a matter with respect to the corresponding Master Portfolio, the fund will hold a meeting of fund shareholders and will cast its votes as instructed by such shareholders.

In a situation where the fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of the Master
Portfolio, such fund will vote such shares in the same proportion as the shares for which the fund does receive voting instructions.

Annual and Semi-annual Reports. The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund's printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household.
This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. The fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Salomon Smith Barney
Financial Consultant or the transfer agent.

FINANCIAL STATEMENTS

The U.S. 5000 Index Fund's annual report for the fiscal year ended December 31, 1999 was filed on March
7, 2000, Accession Number 91155-00-000182. The
International Index Fund's annual report for the fiscal year ended December 31, 1999 was filed on March
7, 2000, Accession Number 91155-00-000183.

OTHER INFORMATION

Styles of Fund Management In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.
Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

	Style Pure Series
Our Style Pure Series funds stay fully invested within their asset class and investment style, enabling investors to make asset allocation decisions in conjunction with their Salomon
Smith Barney Financial Consultant and Service
Agent.

	Classic Investor Series
Our Classic Investor Series funds offer a range of equity and fixed income strategies that seek to capture opportunities across asset classes and investment styles using disciplined investment approaches.

	The Concert Allocation Series
As a fund of funds, investors can select a Concert Portfolio that may help their investment needs. As needs change, investors can easily choose another long-term, diversified investment from our Concert family.

	Special Discipline Series
Our Special Discipline Series funds are designed for investors who are looking beyond more traditional market categories: from natural resources to a roster of state-specific municipal funds.


U.S. 5000 Index Fund

Wilshire Associates, Incorporated ("Wilshire
Associates") does not sponsor any portfolio of the fund, nor is it affiliated in anyway with the funds.
"Wilshire 5000 Equity Index" and related marks are trademarks of Wilshire Associates. The fund is not sponsored, endorsed, sold, or promoted by the index or its sponsor and neither the index nor its sponsor make any representation or warranty, express or implied, regarding the advisability of investing in the fund.

The fund is not sponsored, endorsed, sold or promoted by Wilshire Associates. Wilshire Associates makes no representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the Wilshire 5000 Index to track general stock market performance. Wilshire's only relationship to the fund is the licensing of certain trademarks and trade names of Wilshire. The Wilshire 5000 Index which is composed and calculated without regard to the issuer of this fund or the owners of this fund.
Wilshire has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the Wilshire 5000 Index. Wilshire does not guarantee the accuracy or the completeness of the Wilshire 5000
Index or any data included therein and Wilshire shall have no liability for any errors, omissions, or interruptions therein. Wilshire makes no warranty, express or implied, as to results to be obtained by the fund, owners of the product, or any other person or entity from the use of the Wilshire 5000 Index or any data included therein. Wilshire makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Wilshire
5000 Index or any data included therein. Without limiting any of the foregoing, in no event shall Wilshire have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.


U.S. 5000 Index Fund

"S&P 500(r)" is a trademark of The McGraw-Hill
Companies, Inc. and has been licensed for use by Salomon Smith Barney. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's (S&P), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the shareholders of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Salomon Smith Barney is the licensing of certain trademarks and trade names of S&P and the S&P 500
Index which is determined, composed and calculated by S&P without regard to Salomon Smith Barney or the fund. S&P has no obligation to take the needs of Salomon Smith Barney or the shareholders of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund's shares or the timing of the issuance or sale of the fund's shares or in the determination or calculation of the equation by which fund shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.
S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

International Index Fund

The fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the EAFE Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks, and trade names of MSCI and the EAFE Index which is determined, composed and calculated by MSCI without regard to the issuer of this fund or this fund. MSCI has no obligation to take the needs of the issuer of this fund of the owners of this fund into consideration in determining, composing or calculating the EAFE Index. MSCI is not responsible for and has not participated in the determination or calculation of the equation by which the fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION
IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM
SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI
NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE
COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED
THEREIN.  NEITHER MSCI NOT ANY OTHER PARTY MAKES ANY
WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE
OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND
COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER
PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY
DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS
LICENSED HEREUNDER OR FOR ANY OTHER USE.  NEITHER MSCI
NOT ANY OTHER PARTY MAKES ANY EXPRESS OF IMPLIED
WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL
WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A
PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY
DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE
FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY
HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL,
PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES
(INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE
POSSIBILITY OF SUCH DAMAGES


APPENDIX


Description of certain ratings assigned by Standard &
Poor's Corporation ("S&P") and Moody's Investors
Service, Inc. ("Moody's")

APPENDIX

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by S&P. Commercial paper rated A-1 by S&P has the following characteristics:

?     liquidity ratios are adequate to meet cash
requirements;

?     long-term senior debt is rated "A" or better;

?     the issuer has access to at least two additional
channels of borrowing;

?   basic  earnings and cash flow have an upward trend
with allowance made for unusual circumstances;

?     typically,  the issuer's industry is well
established and the issuer has a strong position within the industry; and

?     the reliability and quality of management are
unquestioned.


Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by S&P to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

?    evaluation of the management of the issuer;

?     economic  evaluation  of  the  issuer's
industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

?     evaluation  of the  issuer's  products  in
relation  to  competition  and customer acceptance;

?     liquidity;

?     amount and quality of long-term debt;

?     trend of earnings over a period of ten years;

?     financial  strength of parent  company and the
relationships  which exist with the issuer; and

?    recognition by the  management of obligations
which may be present or may arise as a result of public interest questions and preparations to meet such obligations.
































SMITH BARNEY
INVESTMENT TRUST



U.S. 5000 Index Fund

International Index Fund













April 28, 2000
(as amended September 5,
2000)



SMITH BARNEY INVESTMENT TRUST
388 Greenwich Street
New York, NY 10013

					SALOMON SMITH BARNEY
					A Member of Citigroup [Symbol]